UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)

480 PIERCE STREET

BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006

Registrant’s telephone number, including area code: (248) 647-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1:	Reports to Shareholders.

SEMI-ANNUAL REPORT

December 31, 2012

Munder Bond Fund

Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

Table of

Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements

Risks:    Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates, and are subject to the risk that an unexpected rise in interest rates will extend the life of the security beyond the expected repayment time, typically reducing the security’s value. In addition, the Fund invests in to-be-announced (TBA) and dollar-roll transactions, which involve the risk that the security will decline in value between the purchase date and the delivery or issue date, the risk that the value of the security the Fund is required to buy will be less than an identical security, and the risk that the counterparty will fail to deliver. The Fund invests in credit default swaps, which involve the risk that small price movements can result in substantial gains or losses. The Fund also invests in dollar-denominated securities of foreign issuers, which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of

Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Bond Fund seeks to provide a high level of current income, with capital appreciation as a secondary consideration, through investments in a broad range of fixed income securities, also known as bonds. The Fund primarily invests in investment-grade U.S. government, corporate, asset-backed and mortgage-backed securities, which the Fund’s management team selects through a blend of both fundamental and quantitative analysis. The Fund can invest up to 20% in high yield securities.

The management team’s investment approach is designed to deliver superior risk-adjusted returns through an investment process focused on sector allocation, security selection, and yield curve/active interest rate positioning.

INVESTING ENVIRONMENT

Domestic issues were at the forefront of investor’s minds in the second half of 2012 as hurricane Sandy, the presidential election, changes in monetary policy and the fiscal cliff debate all combined to keep investors on their toes throughout the period. The balance of power was unchanged in Washington following the presidential election and congressional races in November with the Democrats keeping a majority in the Senate and the Republicans a majority in the House of Representatives. As a result, and similar to the recent debt ceiling debate, the political tension between the two parties lead to a game of brinksmanship, ultimately ending with a last minute compromise to avoid the “cliff” and many of the negative economic ramifications that would have followed. Not to be outdone, the Federal Reserve took steps to further enhance the transparency of monetary policy by moving to a numerical threshold based policy and eliminating specific date pledges relating to changes in monetary policy. Additionally, the Federal Open Market Committee replaced their “Operation Twist” program with an additional outright purchase program of $45 billion per month in Treasuries to put additional downward pressure on interest rates and spur economic growth.

In spite of the uncertainty created by the political events highlighted above, fixed income investors continued to embrace risk, driving strong returns in most investment grade sectors for the second half of the year. All investment grade sectors posted positive absolute returns for the later half of the year, with the exception of Treasuries. On an excess returns basis, corporate bonds and commercial mortgage-backed securities were the top performing sectors. For 2012, commercial mortgage-backed securities and corporate bonds generated the strongest excess returns and agency debentures and agency mortgage-backed securities were the weakest performing sectors. The Fund’s overweights relative to the benchmark in these top performing sectors contributed positively to relative performance for both the quarter and for the full year.

ii

The management team’s constructive view towards market risk continued given relatively stable corporate financial fundamentals, a gradually recovering U.S. economy and more progress made in Europe. As such, the team continued to incrementally add corporate exposure in the Fund during the last two quarters. The team’s additions were more heavily tilted toward less volatile credit sectors given the uncertainty investors faced heading into the end of the year. Broadly, the team increased the Fund’s exposure in the insurance, energy, health care, technology and capital goods sectors. Outside of insurance, the Fund’s exposure in the finance sector remained largely unchanged during the final two quarters of the year.

INVESTMENT ALLOCATION
Mortgage-Backed Securities	35.5%
Corporate Bonds and Notes	32.7%
Asset-Backed Securities	9.5%
U.S. Treasury Obligations	5.3%
Government Guaranteed Securities	4.0%
Other	13.0%

Net Assets	100.0%

As a percentage of total investments as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 3.57%, outperforming the Barclays Capital U.S. Aggregate Bond Index, which returned 1.80% over the same period.

Commercial mortgage-backed securities (CMBS) were a top performing sector for the fourth quarter and were the top performing sector for 2012 as the CMBS market continued to demonstrate slow yet steady improvement following the credit crisis. The team increased the Fund’s exposure to this sector during the fourth quarter with incremental purchases of transactions originated in 2007, an area of the market in which the team saw better risk/reward opportunities. Additions were made in deals with 30 percent credit enhancement, which amounts to several times the expected losses for each deal. Furthermore, in more recently issued deals, the team continued to purchase the Aaa-rated tranche while moving down to 20 percent credit enhancement to pick up approximately 50 basis points in yield. Due to more stringent underwriting standards, the team believed 20 percent credit enhancement was sufficient protection against principal loss.

Agency mortgage-backed securities had the weakest performance relative to Treasuries for the second half of 2012. Spreads relative to Treasuries in this sector widened significantly during the fourth quarter, erasing nearly 90 percent of the gains made during the third quarter subsequent to the Fed’s announcement of QE3. While the Fund began the third quarter overweight relative to the benchmark in the mortgage sector, the Fund went underweight the sector after QE3 rallied the sector to historic tight spreads. The Fund maintained this underweight position throughout most of the quarter, moving back to a neutral position relative to the benchmark in mid-December as spreads moved back to pre-QE3 levels. As a result of the Fed’s purchase program, there continued to be large distortions in the mortgage market, with some coupons

iii

being distorted more than others. Given the low level of interest rates, the team believed there was a significant degree of extension risk not priced into the mortgage market. Extension risk is the risk of duration increasing due to a decrease in refinancing activity, which generally results from a rise in interest rates. The team positioned the Fund in such a way that the team felt would reduce this extension risk as the team continued to believe that investors were not being fully compensated for this risk.

The Fund continued to participate in new issues in the asset-backed securities market during the latter half of the year, maintaining the focus on Aa and A-rated subordinate structures generally backed by auto loans. Yields in this sector remained attractive relative to similarly rated bonds in other high quality sectors, in the team’s opinion. Additionally, the collateral performance remained solid as both delinquencies and charge-offs continued to move to lower levels. As had been the case for the past several quarters, the strong collateral performance resulted in several upgrades of the subordinated bonds that the Fund owned.

The Fund’s allocation to U.S. Treasury securities increased slightly over the fourth quarter, yet the duration of those holdings was lower as the Fund finished the year with a short duration position relative to the benchmark. The yield curve steepened as measured by the differential between 2-year and 10-year Treasury yields by 10 basis points, ending the year at a spread of 150 basis points. The team believes this steepening trend may continue at a gradual pace over the very near term as the team feels investors may be more willing to take on risk following the fiscal cliff deal.

Looking ahead to 2013, politicians, central bankers and investors will likely continue to face a volatile environment as additional fiscal issues are debated in the U.S. and Europe and central bankers adjust policy measures to support economic growth globally. The team will continue to evaluate the Fund’s risk positions in light of these and other developments over the coming weeks and months to maximize risk-adjusted returns within the Fund.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is

iv

contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period(1),(2) 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,035.70	$2.41	0.47%
Class A	$1,000.00	$1,035.50	$3.64	0.71%
Class B	$1,000.00	$1,031.60	$7.48	1.46%
Class C	$1,000.00	$1,030.30	$7.52	1.47%
Class K	$1,000.00	$1,034.40	$3.64	0.71%
Hypothetical
Class Y	$1,000.00	$1,022.84	$2.40	0.47%
Class A	$1,000.00	$1,021.63	$3.62	0.71%
Class B	$1,000.00	$1,017.85	$7.43	1.46%
Class C	$1,000.00	$1,017.80	$7.48	1.47%
Class K	$1,000.00	$1,021.63	$3.62	0.71%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).
(2)	Prior to November 1, 2012, Munder Capital Management contractually limited the annualized expense ratio of the Fund to 0.65% for Class A and K Shares, 1.40% for Class B and C Shares, and 0.40% for Class Y Shares. Effective November 1, 2012, Munder Capital Management contractually agreed to limit the annualized expense ratio of the Fund to 0.85% for Class A and Class K Shares, 1.60% for Class B and Class C Shares and 0.60 for Class Y Shares. If the expense limitations that became effective on November 1, 2012 had been in place during the entire one-half year period ended December 31,2012, expenses paid on an actual $1,000 investment during the period would have been $3.08, $4.36, $8.19, $8.19 and $4.36 for Class Y, Class A, Class B, Class C and Class K Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return before expenses during the period would have been $3.06, $4.33, $8.13, $8.13 and $4.33 for Class Y, Class A, Class B, Class C and Class K Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Bond Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Principal Amount		Value(a)

ASSET-BACKED SECURITIES — 12.0%
Auto Loans — 8.6%
	AmeriCredit Automobile Receivables Trust:
$720,000	Series 2009-1, Class C, 14.550% due 01/15/2016 (c)	$779,012
1,100,000	Series 2011-4, Class D, 4.080% due 09/08/2017 (c)	1,155,382
	CarMax Auto Owner Trust:
850,000	Series 2009-2, Class B, 4.650% due 08/17/2015 (c)	885,860
1,275,000	Series 2011-1, Class D, 3.620% due 08/15/2017 (c)	1,339,367
510,217	Chesapeake Funding LLC, Series 2009-2A, Class A, 144A, 1.959% due 09/15/2021 (c),(d),(f),(g),(h)	513,414
	Ford Credit Auto Owner Trust:
700,000	Series 2012-A, Class D, 2.940% due 07/15/2018	720,714
700,000	Series 2012-D, Class C, 1.230% due 08/15/2018	699,152
550,000	Ford Credit Floorplan Master Owner Trust, Series 2011-2, Class D, 2.860% due 09/15/2015	551,179
	Huntington Auto Trust:
625,000	Series 2012-1, Class D, 2.850% due 12/17/2018	638,958
450,000	Series 2012-2, Class C, 1.370% due 05/15/2018	449,576
1,260,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.010% due 02/15/2017 (c)	1,316,119

		9,048,733

Equipment — 1.4%
1,500,000	Great America Leasing Receivables, Series 2009-1, Class C, 144A, 6.480% due 12/15/2016 (c),(f),(g),(h)	1,518,679

Home Equity Loans — 2.0%
431,279	Citigroup Mortgage Loan Trust Inc, Series 2006-WFH3, Class A3, 0.360% due 10/25/2036 (d)	426,168
3,555	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	3,555
	Countrywide Asset-Backed Certificates:
228,887	Series 2003-BC6, Class M5, 3.510% due 04/25/2033 (d)	44,318
473,789	Series 2007-BC2, Class 2A2, 0.390% due 06/25/2037 (d)	466,655
64,525	JP Morgan Mortgage Acquisition Corp, Series 2007-CH5, Class A2, 0.260% due 05/25/2037 (d)	64,483

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Principal Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
$133,038	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.730% due 01/25/2036 (d)	$130,431
541,056	Residential Asset Mortgage Products Inc, Series 2006-RZ4, Class A2, 0.390% due 10/25/2036 (d)	522,523
394,042	Residential Asset Securities Corporation, Series 2003-KS10, Class A14, 4.470% due 03/25/2032 (d)	408,098

		2,066,231

TOTAL ASSET-BACKED SECURITIES
(Cost $12,685,528)		12,633,643

CORPORATE BONDS AND NOTES — 41.5%
Bank — 5.7%
510,000	Bank of America Corp, 3.875% due 03/22/2017	553,106
844,000	Corp Andina de Fomento, SNAT, 4.375% due 06/15/2022 (c)	913,852
415,000	Huntington Bancshares Inc, 7.000% due 12/15/2020	507,736
670,000	KeyCorp, MTN, 5.100% due 03/24/2021 (c)	780,556
1,055,000	PNC Funding Corp, 5.625% due 02/01/2017 (c)	1,218,084
485,000	Royal Bank of Canada, MTN, 2.300% due 07/20/2016	505,433
1,545,000	Wachovia Corp, 0.578% due 06/15/2017 (d)	1,508,682

		5,987,449

Financial — 15.6%
640,000	Alleghany Corp, 4.950% due 06/27/2022	701,025
1,360,000	Axis Specialty Finance LLC, 5.875% due 06/01/2020 (c)	1,543,930
1,105,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018 (c)	1,384,613
200,000	Berkshire Hathaway Inc, 3.400% due 01/31/2022	215,441

See Notes to Financial Statements.

2

Principal Amount		Value(a)

Financial (Continued)
$710,000	Citigroup Inc, 3.953% due 06/15/2016	$764,216
550,000	Ford Motor Credit Co LLC, 5.875% due 08/02/2021	640,496
	General Electric Capital Corp:
65,000	MTN, 4.650% due 10/17/2021	74,167
1,165,000	5.300% due 02/11/2021 (c)	1,352,311
230,000	MTN, 6.750% due 03/15/2032	298,709
725,000	Goldman Sachs Group Inc/The, 6.150% due 04/01/2018 (c)	851,707
	Health Care REIT Inc:
300,000	4.700% due 09/15/2017	334,641
755,000	5.250% due 01/15/2022 (c)	840,728
1,250,000	Kilroy Realty LP, 4.800% due 07/15/2018 (c)	1,392,514
900,000	Liberty Property LP, 5.650% due 08/15/2014 (c)	961,651
425,000	Lincoln National Corp, 6.050% due 04/20/2067 (becomes variable April 2017)	423,406
470,000	MetLife Inc, Series A, 6.817% due 08/15/2018 (c)	592,093
1,350,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (c)	1,995,593
870,000	Simon Property Group LP, 10.350% due 04/01/2019 (c)	1,244,089
750,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (c) (becomes variable June 2017)	746,250

		16,357,580

Gas Transmission — 0.3%
210,000	Williams Cos Inc/The, 8.750% due 03/15/2032	291,088

Industrial — 16.7%
840,000	Agilent Technologies Inc, 5.500% due 09/14/2015 (c)	936,017
791,000	Allegheny Technologies Inc, 5.950% due 01/15/2021 (c)	876,246
250,000	Amgen Inc, 6.900% due 06/01/2038	335,446
500,000	Amkor Technology Inc, 7.375% due 05/01/2018	517,500

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Industrial (Continued)
$215,000	Anheuser-Busch Cos LLC, 5.950% due 01/15/2033	$268,848
550,000	Ball Corp, 5.750% due 05/15/2021	595,375
224,000	Bristol-Myers Squibb Co, 6.125% due 05/01/2038	300,476
638,000	Cameron International Corp, 6.375% due 07/15/2018	771,760
525,000	Celgene Corp, 1.900% due 08/15/2017	534,424
515,000	CF Industries Inc, 6.875% due 05/01/2018	629,131
775,000	Comcast Corp, 6.400% due 05/15/2038 (c)	990,232
775,000	CRH America Inc, 6.000% due 09/30/2016	870,809
	Domtar Corp:
475,000	4.400% due 04/01/2022	480,413
360,000	6.250% due 09/01/2042	378,866
500,000	Humana Inc, 3.150% due 12/01/2022	497,215
482,000	KLA-Tencor Corp, 6.900% due 05/01/2018	578,997
410,000	Lorillard Tobacco Co, 8.125% due 06/23/2019	523,171
385,000	Methanex Corp, 5.250% due 03/01/2022	427,012
850,000	Newmont Mining Corp, 3.500% due 03/15/2022 (c)	876,659
775,000	News America Inc, 7.850% due 03/01/2039 (c)	1,086,050
750,000	Occidental Petroleum Corp, 3.125% due 02/15/2022 (c)	797,764
605,000	QEP Resources Inc, 5.375% due 10/01/2022	648,863
305,000	Roper Industries Inc, 3.125% due 11/15/2022	306,997
385,000	Tyson Foods Inc, 6.600% due 04/01/2016	441,189
320,000	UnitedHealth Group Inc, 5.800% due 03/15/2036	386,069

See Notes to Financial Statements.

4

Principal Amount		Value(a)

Industrial (Continued)
$685,000	Vale Overseas Ltd, 4.375% due 01/11/2022	$731,242
575,000	Valero Energy Corp, 10.500% due 03/15/2039 (c)	911,903
515,000	Verisk Analytics Inc, 5.800% due 05/01/2021	577,133
250,000	Wal-Mart Stores Inc, 5.625% due 04/01/2040	324,259

		17,600,066

Telephone — 2.4%
275,000	AT&T Inc, 6.150% due 09/15/2034	338,557
	CenturyLink Inc:
515,000	Series R, 5.150% due 06/15/2017	554,874
650,000	Series P, 7.600% due 09/15/2039 (c)	674,701
550,000	Frontier Communications Corp, 8.500% due 04/15/2020	632,500
315,000	Telecom Italia Capital SA, 7.175% due 06/18/2019	365,558

		2,566,190

Utility—Electric — 0.8%
205,000	Consolidated Edison Co of New York Inc, Series 07-A, 6.300% due 08/15/2037	277,453
250,000	Exelon Generation Co LLC, 6.250% due 10/01/2039	290,715
320,000	Public Service Electric & Gas Co, MTN, 3.950% due 05/01/2042	328,775

		896,943

TOTAL CORPORATE BONDS AND NOTES
(Cost $40,336,766)		43,699,316

GOVERNMENT GUARANTEED SECURITIES — 5.1%
Collateralized Mortgage Obligations (CMO)—Non Agency — 2.5%
2,464,170	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038 (e),(f),(g),(i)	2,604,513

See Notes to Financial Statements.

5

Munder Bond Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Principal Amount		Value(a)

GOVERNMENT GUARANTEED SECURITIES (Continued)
Commercial Mortgage-Backed Securities — 2.6%
	NCUA Guaranteed Notes Trust:
$1,530,000	Series 2010-C1, Class A2, 2.900% due 10/29/2020 (e)	$1,632,857
1,084,444	Series 2011-R1, Class 1A, 0.663% due 01/08/2020 (d),(e)	1,090,670

		2,723,527

TOTAL GOVERNMENT GUARANTEED SECURITIES
(Cost $5,052,506)		5,328,040

MORTGAGE-BACKED SECURITIES — 45.1%
Collateralized Mortgage Obligations (CMO) — Agency — 0.1%
	Fannie Mae REMICS:
104,898	Series 1990-5, Class J, 8.200% due 01/25/2020	118,095
5,677	Series 2003-63, Class GU, 4.000% due 07/25/2033	5,751

		123,846

Collateralized Mortgage Obligations (CMO) — Non Agency — 2.8%
	Countrywide Alternative Loan Trust:
582,208	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033 (c)	601,902
412,671	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	400,499
442,551	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	466,349
278,240	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	283,328
304,796	Residential Funding Mortgage Securities I, Series 2006-S1, Class 1A5, 5.250% due 01/25/2036	280,879
903,435	Terwin Mortgage Trust, Series 2007-2ALT, Class A1B, 144A, 0.330% due 04/25/2038 (c),(d),(f),(g),(h)	908,247

		2,941,204

See Notes to Financial Statements.

6

Principal Amount		Value(a)

Commercial Mortgage-Backed Securities — 9.8%
$750,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.061% due 12/15/2047 (c)	$801,990
450,000	COMM Mortgage Trust, Series 2007-C9, Class A2, 5.800% due 12/10/2049 (d)	534,703
490,000	Commercial Mortgage Pass-Through Certificates, Series 2007-C3, Class A4, 5.679% due 06/15/2039 (d)	564,131
720,000	DBUBS Mortgage Trust, Series 2011-LC3A, Class A2, 3.642% due 08/10/2044	783,363
123,400	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.778% due 11/18/2035 (c)	123,282
990,000	GS Mortgage Securities Corp II, Series 2011-GC5, Class A2, 2.999% due 08/10/2044 (c)	1,057,704
510,000	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class F, 4.843% due 04/15/2037	518,462
570,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.737% due 06/12/2050 (d)	652,994
	Morgan Stanley Capital I Trust:
523,755	Series 2004-HQ4, Class A-6, 4.830% due 04/14/2040 (c)	527,014
675,000	Series 2011-C3, Class A2, 3.224% due 07/15/2049	727,211
1,140,000	Series 2012-C4, Class AS, 3.773% due 03/15/2045 (c)	1,217,477
305,915	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.641% due 05/15/2043 (c),(d)	306,813
	WF-RBS Commercial Mortgage Trust:
585,000	Series 2012-C10, Class B, 3.744% due 12/15/2045	597,364
1,245,000	Series 2012-C6, Class AS, 3.835% due 04/15/2045 (c)	1,341,917
500,000	Series 2012-C9, Class AS, 3.388% due 11/15/2045	517,712

		10,272,137

See Notes to Financial Statements.

7

Munder Bond Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Principal Amount		Value(a)

MORTGAGED-BACKED SECURITIES (Continued)
Mortgage Pass-Through Securities — 32.4%
	Fannie Mae Pool:
$48,754	#070225, 7.500% due 08/01/2018	$53,625
3,000,527	#190354, 5.500% due 12/01/2034 (c)	3,282,665
1,027,498	#995112, 5.500% due 07/01/2036 (c)	1,124,113
	Fannie Mae (TBA):
3,000,000	3.500% due 01/01/2042 (j),(k)	3,198,398
9,900,000	4.000% due 09/01/2040 (j),(k)	10,611,563
3,750,000	4.500% due 07/01/2039 (j),(k)	4,050,732
4,100,000	5.000% due 01/01/2037 (j),(k)	4,440,813
	Freddie Mac Gold Pool:
7,369	#A00813, 9.000% due 10/01/2020	7,505
26,439	#A01048, 8.500% due 02/01/2020	30,169
58,351	#C30261, 7.500% due 08/01/2029	71,040
40,487	#G00479, 9.000% due 04/01/2025	49,990
6,500,000	Ginnie Mae (TBA), 4.000% due 09/01/2040 (j),(k)	7,128,672

		34,049,285

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $46,547,178)		47,386,472

MUNICIPAL BONDS AND NOTES — 2.0%
1,000,000	City of New York NY, GO, 5.676% due 10/01/2034 (c)	1,131,180
850,000	Commonwealth of Pennsylvania, GO, 5.350% due 05/01/2030 (c)	975,978

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $1,806,735)		2,107,158

U.S. TREASURY OBLIGATIONS — 6.8%
U.S. Treasury Bill — 2.2%
2,267,000	0.135% due 01/31/2013 (b),(l),(m)	2,266,950

U.S. Treasury Bonds — 3.6%
2,205,000	3.125% due 11/15/2041	2,308,016
1,070,000	5.250% due 11/15/2028	1,478,271

		3,786,287

U.S. Treasury Note — 1.0%
1,085,000	0.750% due 06/30/2017	1,091,443

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,974,890)		7,144,680

See Notes to Financial Statements.

8

Shares		Value(a)

INVESTMENT COMPANY — 14.5%
(Cost $15,252,072)
15,252,072	State Street Institutional U.S. Government Money Market Fund (b)	$15,252,072

TOTAL INVESTMENTS
(Cost $128,655,675)	127.0%	133,551,381
OTHER ASSETS AND LIABILITIES (Net)	(27.0)	(28,409,768)

NET ASSETS	100.0%	$105,141,613

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts and/or securities purchased on a when issued or delayed delivery basis.

(d)	Variable rate security. The interest rate shown reflects the rate in effect as of December 31, 2012.

(e)	Security valued at fair value as of December 31, 2012, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2012, these securities represent $5,328,040, 5.1% of net assets.

(f)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(g)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of Rule 144A Security, sales to qualified institutional buyers. The Fund may invest in securities subject to restrictions on resale, subject to the limitations on investments in illiquid securities. The Fund does not have the right to demand that any of these securities be registered.

(h)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(i)	Security considered illiquid. The Fund may not invest more that 15% of its net assets in illiquid securities. At December 31, 2012, illiquid securities represent $2,604,513 or 2.5% of net assets.

Security	Acquisition Dates	Cost
FDIC Structured Sale Guaranteed Notes,
Series 2010-S1, Class 2A, 144A,
3.250% due 04/25/2038	03/05/2010–11/14/2011	2,693,586

(j)	Security purchased on a when-issued, to-be-announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

(k)	Security, or a portion thereof, subject to mortgage dollar roll transaction.

See Notes to Financial Statements.

9

Munder Bond Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

(l)	Rate represents annualized yield at date of purchase.

(m)	Zero-coupon bond.

ABBREVIATIONS:
FDIC	—	Federal Deposit Insurance Corporation
GO	—	General Obligation Bonds
MTN	—	Medium Term Note
NCUA	—	National Credit Union Administration
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SNAT	—	Supra-National
TBA	—	To Be Announced

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder Bond Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$133,551,381
Dividends and interest receivable	736,880
Receivable from Advisor	11,605
Receivable for Fund shares sold	3,340
Deposits with brokers for credit default swap contacts	300,000
Deposits with brokers for futures contracts	86,900
Variation margin receivable on open futures contracts	318,522
Premium for purchased credit default swap contracts	47,500
Prepaid expenses and other assets	36,073

Total Assets	135,092,201

LIABILITIES:
Payable for Fund shares redeemed	51,165
Payable for when-issued and forward delivery securities	29,424,013
Trustees’ fees and expenses payable	321,075
Investment advisory fees payable	35,818
Transfer agency/record keeping fees payable	19,476
Unrealized depreciation on credit default swap contracts	18,306
Distribution and shareholder servicing fees payable — Class A, B and C Shares	14,388
Administration fees payable	14,257
Payable for deferred mortgage dollar rolls	10,413
Custody fees payable	6,402
Shareholder servicing fees payable — Class K Shares	3,262
Accrued expenses and other payables	32,013

Total Liabilities	29,950,588

NET ASSETS	$105,141,613

Investments, at cost	$128,655,675

See Notes to Financial Statements.

12

NET ASSETS consist of:
Distributions in excess of net investment income	$(254,122)
Accumulated net realized loss on security transactions, futures contracts and credit default swap contracts	(13,433,766)
Net unrealized appreciation of securities, futures contracts and credit default swap contracts	4,888,544
Paid-in capital	113,940,957

$105,141,613

NET ASSETS:
Class Y Shares	$50,353,790

Class A Shares	$29,653,139

Class B Shares	$1,481,810

Class C Shares	$8,133,516

Class K Shares	$15,519,358

SHARES OUTSTANDING:
Class Y Shares	4,964,337

Class A Shares	2,928,445

Class B Shares	146,301

Class C Shares	797,864

Class K Shares	1,530,196

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.14

CLASS A SHARES:
Net asset value and redemption price per share	$10.13

Maximum sales charge	4.00%
Maximum offering price per share	$10.55

CLASS B SHARES:
Net asset value and offering price per share*	$10.13

CLASS C SHARES:
Net asset value and offering price per share*	$10.19

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.14

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Bond Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$1,693,619
Mortgage dollar roll income	151,064

Total Investment Income	1,844,683

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	41,516
Class B Shares	8,093
Class C Shares	34,215
Shareholder servicing fees:
Class K Shares	20,333
Investment advisory fees	217,826
Administration fees	86,333
Transfer agency/record keeping fees	48,988
Trustees’ fees and expenses	36,060
Registration and filing fees	35,318
Custody fees	35,290
Legal and audit fees	17,988
Other	24,309

Total Expenses	606,269
Expenses reimbursed by Advisor	(248,985)

Net Expenses	357,284

NET INVESTMENT INCOME	1,487,399

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	830,617
Futures contracts	(186,828)
Credit default swap contracts	32,591
Net change in unrealized appreciation/(depreciation) of:
Securities	1,661,700
Futures contracts	(14,468)
Credit default swap contracts	(18,306)

Net realized and unrealized gain on investments	2,305,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,792,705

See Notes to Financial Statements.

14

Munder Bond Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income	$1,487,399	$4,269,667
Net realized gain from security transactions, futures contracts and credit default swap contracts	676,380	1,334,105
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	1,628,926	2,457,790

Net increase in net assets resulting from operations	3,792,705	8,061,562
Dividends to shareholders from net investment income:
Class Y Shares	(813,693)	(2,039,997)
Class A Shares	(485,357)	(1,020,638)
Class B Shares	(17,729)	(57,555)
Class C Shares	(76,252)	(170,861)
Class K Shares	(238,520)	(812,627)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(2,553,064)	(33,444,732)
Class A Shares	(6,153,063)	16,736,220
Class B Shares	(239,119)	(232,977)
Class C Shares	1,911,131	1,344,331
Class K Shares	(1,530,520)	(14,762,526)

Net decrease in net assets	(6,403,481)	(26,399,800)
NET ASSETS:
Beginning of period	111,545,094	137,944,894

End of period	$105,141,613	$111,545,094

Accumulated distributions in excess of net investment income	$(254,122)	$(109,970)

See Notes to Financial Statements.

15

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$2,454,550	$5,546,256
Issued as reinvestment of dividends	719,970	1,794,784
Redeemed	(5,727,584)	(40,785,772)

Net decrease	$(2,553,064)	$(33,444,732)

Class A Shares:
Sold *	$4,285,244	$24,887,998
Issued as reinvestment of dividends	368,874	754,877
Redeemed	(10,807,181)	(8,906,655)

Net increase/(decrease)	$(6,153,063)	$16,736,220

Class B Shares:
Sold	$125,777	$780,361
Issued as reinvestment of dividends	14,372	46,365
Redeemed *	(379,268)	(1,059,703)

Net decrease	$(239,119)	$(232,977)

Class C Shares:
Sold	$3,047,847	$2,897,109
Issued as reinvestment of dividends	46,587	124,329
Redeemed	(1,183,303)	(1,677,107)

Net increase	$1,911,131	$1,344,331

Class K Shares:
Sold	$53,495	$279,941
Issued as reinvestment of dividends	148,216	353,060
Redeemed	(1,732,231)	(15,395,527)

Net decrease	$(1,530,520)	$(14,762,526)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	243,311	571,116
Issued as reinvestment of dividends	71,079	183,709
Redeemed	(566,998)	(4,213,149)

Net decrease	(252,608)	(3,458,324)

Class A Shares:
Sold*	423,834	2,543,722
Issued as reinvestment of dividends	36,493	77,222
Redeemed	(1,069,531)	(905,744)

Net increase/(decrease)	(609,204)	1,715,200

Class B Shares:
Sold	12,451	80,546
Issued as reinvestment of dividends	1,421	4,756
Redeemed*	(37,511)	(108,614)

Net decrease	(23,639)	(23,312)

Class C Shares:
Sold	299,355	295,436
Issued as reinvestment of dividends	4,576	12,661
Redeemed	(116,259)	(170,608)

Net increase	187,672	137,489

Class K Shares:
Sold	5,317	28,771
Issued as reinvestment of dividends	14,634	36,142
Redeemed	(171,226)	(1,579,500)

Net decrease	(151,275)	(1,514,587)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
Net asset value, beginning of period	$9.95		$9.61		$9.54		$8.83		$9.24		$9.25

Income/(loss) from investment operations:
Net investment income	0.15		0.40		0.40		0.41		0.46		0.35
Net realized and unrealized gain/(loss) on investments	0.20		0.33		0.09		0.70		(0.38)		0.11

Total from investment operations	0.35		0.73		0.49		1.11		0.08		0.46

Less distributions:
Dividends from net investment income	(0.16)		(0.39)		(0.42)		(0.40)		(0.49)		(0.47)

Total distributions	(0.16)		(0.39)		(0.42)		(0.40)		(0.49)		(0.47)

Net asset value, end of period	$10.14		$9.95		$9.61		$9.54		$8.83		$9.24

Total return(c)	3.57%		7.75%		5.20%		12.73%		0.97%		5.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,354		$51,897		$83,353		$84,690		$94,872		$127,638
Ratio of operating expenses to average net assets	0.47	%(d)	0.40%		0.40%		0.40%		0.40%		0.92%
Ratio of net investment income to average net assets	2.91	%(d)	4.13%		4.12%		4.39%		5.24%		3.70%
Portfolio turnover rate	180	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)	272	%(e)
Ratio of operating expenses to average net assets without expense reimbursements	0.92	%(d)	0.94%		0.87%		0.79%		0.75%		1.01%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

(e)	The portfolio turnover rates excluding mortgage dollar roll transactions were 25% for the period ended December 31, 2012 and 110%, 96%, 79%, 154% and 226% for the years ended June 30, 2012, June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

18

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)

$9.93		$9.59		$9.53		$8.81		$9.22		$9.24

0.14		0.37		0.37		0.38		0.44		0.32

0.21		0.34		0.08		0.71		(0.39)		0.11

0.35		0.71		0.45		1.09		0.05		0.43

(0.15)		(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

(0.15)		(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

$10.13		$9.93		$9.59		$9.53		$8.81		$9.22

3.55%		7.49%		4.84%		12.60%		0.72%		4.70%

$29,653		$35,134		$17,479		$19,533		$18,460		$18,126

0.71	%(d)	0.65%		0.65%		0.65%		0.65%		1.20%

2.68	%(d)	3.83%		3.87%		4.14%		4.95%		3.46%
180	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)	272	%(e)

1.17	%(d)	1.19%		1.11%		1.04%		1.00%		1.28%

See Notes to Financial Statements.

19

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
Net asset value, beginning of period	$9.93		$9.59		$9.53		$8.81		$9.22		$9.24

Income/(loss) from investment operations:
Net investment income	0.10		0.31		0.30		0.31		0.37		0.25
Net realized and unrealized gain/(loss) on investments	0.21		0.32		0.08		0.71		(0.38)		0.11

Total from investment operations	0.31		0.63		0.38		1.02		(0.01)		0.36

Less distributions:
Dividends from net investment income	(0.11)		(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

Total distributions	(0.11)		(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

Net asset value, end of period	$10.13		$9.93		$9.59		$9.53		$8.81		$9.22

Total return(c)	3.16%		6.69%		4.06%		11.75%		(0.03)%		3.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,482		$1,688		$1,854		$2,556		$3,289		$3,662
Ratio of operating expenses to average net assets	1.46	%(d)	1.40%		1.40%		1.40%		1.40%		1.97%
Ratio of net investment income to average net assets	1.95	%(d)	3.15%		3.12%		3.39%		4.22%		2.71%
Portfolio turnover rate	180	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)	272	%(e)
Ratio of operating expenses to average net assets without expense reimbursements	1.92	%(d)	1.94%		1.87%		1.79%		1.76%		2.04%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

(e)	The portfolio turnover rates excluding mortgage dollar roll transactions were 25% for the period ended December 31, 2012 and 110%, 96%, 79%, 154% and 226% for the years ended June 30, 2012, June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

20

C Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)

$10.00		$9.65		$9.59		$8.87		$9.28		$9.29

0.09		0.31		0.30		0.32		0.37		0.25

0.21		0.33		0.08		0.70		(0.38)		0.12

0.30		0.64		0.38		1.02		(0.01)		0.37

(0.11)		(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

(0.11)		(0.29)		(0.32)		(0.30)		(0.40)		(0.38)

$10.19		$10.00		$9.65		$9.59		$8.87		$9.28

3.03%		6.75%		4.03%		11.67%		(0.02)%		4.01%

$8,134		$6,101		$4,563		$5,352		$6,067		$4,068

1.47	%(d)	1.40%		1.40%		1.40%		1.40%		1.94%

1.80	%(d)	3.12%		3.12%		3.39%		4.17%		2.70%
180	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)	272	%(e)

1.92	%(d)	1.94%		1.87%		1.79%		1.76%		2.03%

See Notes to Financial Statements.

21

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)		Year Ended 6/30/08(b)
Net asset value, beginning of period	$9.95		$9.60		$9.54		$8.82		$9.23		$9.25

Income/(loss) from investment operations:
Net investment income	0.14		0.38		0.38		0.38		0.44		0.33
Net realized and unrealized gain/(loss) on investments	0.20		0.34		0.07		0.71		(0.39)		0.10

Total from investment operations	0.34		0.72		0.45		1.09		0.05		0.43

Less distributions:
Dividends from net investment income	(0.15)		(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

Total distributions	(0.15)		(0.37)		(0.39)		(0.37)		(0.46)		(0.45)

Net asset value, end of period	$10.14		$9.95		$9.60		$9.54		$8.82		$9.23

Total return(c)	3.44%		7.59%		4.83%		12.58%		0.61%		4.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,519		$16,726		$30,697		$46,954		$92,418		$153,352
Ratio of operating expenses to average net assets	0.71	%(d)	0.64%		0.65%		0.65%		0.65%		1.11%
Ratio of net investment income to average net assets	2.68	%(d)	3.94%		3.90%		4.15%		5.00%		3.42%
Portfolio turnover rate	180	%(e)	362	%(e)	258	%(e)	206	%(e)	292	%(e)	272	%(e)
Ratio of operating expenses to average net assets without expense reimbursements	1.17	%(d)	1.17%		1.11%		1.04%		1.00%		1.21%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

(e)	The portfolio turnover rates excluding mortgage dollar roll transactions were 25% for the period ended December 31, 2012 and 110%, 96%, 79%, 154% and 226% for the years ended June 30, 2012, June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statments.

22

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap

23

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments — Assets*	Investments in Other Financial Instruments — Liabilities*
Level 1 — Quoted Prices	$17,519,022	$11,144	$—
Level 2 — Other Significant Observable Inputs	116,032,359	—	18,306
Level 3 — Significant Unobservable Inputs	—	—	—

Total	$133,551,381	$11,144	$18,306

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Asset Backed Securities — Home Equity Loans	Asset Backed Securities — Other		Total
Balance as of 6/30/2012	$9,753	$—	*	$9,753
Transfer into Level 3	—	—		—
Transfer out of Level 3	—	—		—
Purchases	—	—		—
Paydowns	(9,520)	—		(9,520)
Accrued discounts	—	—		—
Accrued premiums	—	—		—
Realized gains	—	—		—
Realized losses	(5,429)	(130,416)		(135,845)
Change in unrealized appreciation/(depreciation)	5,196	130,416		135,612

Balance as of 12/31/2012	$—	$—		$—

Net change in unrealized appreciation/(depreciation) from investments still held at end of the period	$—	$—		$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at $0.

25

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Futures Contracts: The Fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into

26

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

these transactions and is included in income in the Fund’s Statement of Operations.

Credit Default Swap Contracts: The Fund is subject to credit risk in the normal course of pursuing its investment objective. The Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of hedging the risk of default on portfolio securities or generating income. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by the Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made), at which time the unrealized appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, the Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, the Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Delayed Delivery Commitments: The Fund may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, the Fund

27

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its purchase commitment. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

28

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and Class C Shares, and 0.40% for Class Y Shares prior to November 1, 2012, and at 0.85% for Class A and Class K Shares, 1.60% for Class B and Class C Shares, and 0.60% for Class Y Shares effective November 1, 2012. For the period ended December 31, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement totaling $248,985 on behalf of the Fund, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $86,333 before payment of sub-administration fees and $57,960 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.1585% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket

29

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class C and Class K Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Fund were $16,660,235 and $13,028,593, respectively, for the period ended December 31, 2012. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Fund were $15,731,750 and $16,416,248, respectively, for the period ended December 31, 2012. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Fund were $183,096,250 and $183,242,834, respectively.

30

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $5,436,107, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $540,401 and net appreciation for financial reporting purposes was $4,895,706. At December 31, 2012, aggregate cost for financial reporting purposes was $128,655,675.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments held by the Fund as of December 31, 2012 was as follows:

Derivatives	Asset Derivatives	Fair Value
Interest Rate Contracts (Futures)	Balance Sheet Location:
	Net Assets — Net Unrealized Appreciation	$11,144	*

Derivatives	Liability Derivatives	Fair Value
Credit Contracts (Swaps)	Balance Sheet Locatiion:
	Unrealized depreciation on credit default swap contracts	$(18,306	)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the period ended December 31, 2012, the Fund had the following derivative activity:

Derivatives	Net Realized Gain/(Loss) Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Interest Rate Contracts (Futures)	$(186,828)	$(14,468)
Credit Contracts (Swaps)	32,591	(18,306)

At December 31, 2012, the Fund had the following open financial futures contracts*:

Short Positions	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
U.S. Treasury Note Futures, March 2013	71	$(9,438,613)	$(9,427,469)	$11,144

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

31

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

At December 31, 2012, the Fund had the following sell protection credit default swap contracts outstanding*:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount	Credit Spread	Termination Date	Payments Made	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
CDX North America High Yield Index	$4,000,000	486.88	12/20/2017	5.000%	$22,528	$47,500	$18,306

*	Volume of derivatives held at year end is indicative of the approximate value held during the year.

7.	Investment Concentration

As of December 31, 2012, a substantial portion of the Fund’s net assets were invested in mortgage-backed securities. As a result, adverse market conditions affecting mortgage-backed securities may have a more significant impact on the Fund than they would on a fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees incurred by the Fund were $580.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

32

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences for the Fund resulting primarily from paydown gains and losses, premium amortization, mortgage dollar roll adjustments, swap reclasses, fair fund settlements and disallowed losses from controlled foreign corporations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
$(258,373)	$675,040	$(416,667)

During the years ended June 30, 2012 and June 30, 2011, dividends of $4,101,678 and $6,263,161 were paid to shareholders of the Fund from ordinary income on a tax basis.

At June 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Depreciation	Total
$23,012	$(12,089,319)	$2,687,442	$(9,378,865)

The differences between book and tax distributable earnings for the Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, deferred trustees’ fees, reversal of mortgage dollar roll deferred liabilities and losses, Lehman buy-in adjustments and straddle loss deferral.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital

33

Munder Bond Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $12,089,319 of unused capital losses. These losses are short-term capital losses of which $1,937,322 expire in 2013, $4,896,553 expire in 2014, $4,015,078 expire in 2018 and $1,240,366 expire in 2019.

During the year ended June 30, 2012, the Fund utilized capital loss carryforwards in the amount of $2,515,825.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

34

[This Page Intentionally Left Blank]

35

[This Page Intentionally Left Blank]

36

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNBOND1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Growth

Opportunities Fund

Class Y, A, B, C & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

Table of

Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements

Risks:    A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Growth Opportunities Fund’s management team seeks to provide long-term capital appreciation in the Fund by identifying secular growth trends and investing in stocks of companies the team believes will benefit from these trends. In selecting individual securities for the Fund, the team looks for companies it believes have significant growth opportunities and exhibit attractive long-term growth characteristics. It does so by conducting a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, the team attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities. The team tends to focus on secular growth trends such as: technology and internet, health care, and energy. At least 25% of the Fund’s total assets will be in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position investors to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

The financial markets, and growth stocks, were volatile over the six months ended December 31, 2012. A high level of uncertainty drove this behavior. The end of the election and recent tax law changes should provide some level of certainty for consumers, although upcoming debt ceiling discussions and the possibility of steep spending cuts, especially in defense, may still negatively impact capital spending budgets. Consumer spending data was mixed during the period, with holiday retail sales below expectations, while the housing market continued to recover. Globally, recent economic statistics released in December suggested some stability in China as well as in Europe.

Within the Russell 1000® Growth Index, value stocks significantly outperformed growth stocks during the time frame, which provided some headwinds for the team’s investment strategy. While the Fund continued to focus on stocks with above-market growth, sustainable growth and attractive relative valuation, the team increased the weight of stocks of companies with more modest growth prospects but extremely attractive relative valuations. The team felt this approach provided the best combination of long-term growth opportunities and near-term protection.

ii

SECTOR DIVERSIFICATION
Information Technology	30.0%
Consumer Discretionary	15.6%
Consumer Staples	14.0%
Health Care	13.6%
Industrials	11.4%
Financials	5.9%
Other	9.5%

Total	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 1.87%, underperforming the Russell 1000® Growth Index, which returned 4.71% over the same period.

Notable contributors to the Fund’s performance during the past six months included: Watson Pharmaceuticals Inc.,

which manufactures generic, brand and biologic pharmaceutical products; Google Inc., which operates an Internet portal and search index website; Cognizant Technology Solutions Corp., a provider of information technology services; Comcast Corp., a provider of entertainment, information and communications products and services; and Celgene Corp., which develops human pharmaceuticals and agrochemicals.

Notable detractors to the Fund’s performance during the past six months included: SINA Corp., a provider of online and mobile media services; Microsoft Corp., which develops, manufactures and distributes software products; Herbalife Ltd., which manufactures and markets weight management and personal care products; Coinstar Inc., which owns and operates a nationwide network of supermarket-based machines that offer coin counting and other electronic services; and Apple Inc., which designs, develops, and manufactures microprocessor based personal computers.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Home Depot Inc., a home improvement retailer; Mylan Inc., a pharmaceuticals manufacturer and distributor; eBay Inc., an online retailer and payment solutions provider; Monsanto Co., an agricultural products corporation; and Kansas City Southern, a railroad company.

The team funded these positions in part by selling the Fund’s positions in: Chevron Corp., a diversified energy company; Capital One Financial Corp., a financial holdings company; Dollar Tree Inc., a discount variety stores chain; Walgreen Company, a drugstore chain; and Check Point Software Technologies Ltd., a provider of security software.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance

iii

presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies (approximately 1,000 of the largest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through

vi

your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,018.70	$7.33	1.44%
Class A	$1,000.00	$1,017.30	$8.59	1.69%
Class B	$1,000.00	$1,013.30	$12.38	2.44%
Class C	$1,000.00	$1,013.30	$12.38	2.44%
Class R	$1,000.00	$1,015.80	$9.86	1.94%
Hypothetical
Class Y	$1,000.00	$1,017.95	$7.32	1.44%
Class A	$1,000.00	$1,016.69	$8.59	1.69%
Class B	$1,000.00	$1,012.91	$12.38	2.44%
Class C	$1,000.00	$1,012.91	$12.38	2.44%
Class R	$1,000.00	$1,015.43	$9.86	1.94%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 98.4%
Consumer Discretionary — 15.6%
Internet & Catalog Retail — 2.8%
8,600	Amazon.com Inc †	$2,159,804
73,000	Expedia Inc	4,485,850
261,430	HomeAway Inc †	5,751,460

		12,397,114

Media — 4.5%
303,400	Comcast Corp, Class A	11,341,092
165,590	DIRECTV, Class A †	8,305,994

		19,647,086

Multiline Retail — 1.1%
117,490	Macy’s Inc	4,584,460

Specialty Retail — 7.2%
119,000	Chico’s FAS Inc	2,196,740
209,220	Foot Locker Inc	6,720,146
141,660	Home Depot Inc/The	8,761,671
134,610	PetSmart Inc	9,199,248
171,000	Select Comfort Corp †	4,475,070

		31,352,875

Total Consumer Discretionary		67,981,535

Consumer Staples — 13.0%
Beverages — 0.8%
94,200	Coca-Cola Co/The	3,414,750

Food & Staples Retailing — 6.3%
148,000	CVS Caremark Corp	7,155,800
224,000	Kroger Co/The	5,828,480
69,000	Pricesmart Inc	5,316,450
136,195	Wal-Mart Stores Inc	9,292,585

		27,593,315

Food Products — 0.5%
34,000	Ingredion Inc	2,190,620

Household Products — 1.3%
55,300	Colgate-Palmolive Co	5,781,062

Personal Products — 0.8%
103,250	Herbalife Ltd	3,401,055

Tobacco — 3.3%
171,015	Philip Morris International Inc	14,303,694

Total Consumer Staples		56,684,496

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 2.7%
Oil, Gas & Consumable Fuels — 2.7%
79,500	Exxon Mobil Corp	$6,880,725
31,100	Pioneer Natural Resources Co	3,314,949
53,500	Suncor Energy Inc	1,764,430

Total Energy		11,960,104

Financials — 5.9%
Capital Markets — 0.8%
27,000	Goldman Sachs Group Inc/The	3,444,120

Commercial Banks — 3.3%
144,700	BB&T Corp	4,212,217
75,135	Texas Capital Bancshares Inc †	3,367,551
196,500	Wells Fargo & Co	6,716,370

		14,296,138

Diversified Financial Services — 0.8%
66,500	CME Group Inc	3,372,215

Real Estate Investment Trusts (REITs) — 1.0%
208,000	CBL & Associates Properties Inc	4,411,680

Total Financials		25,524,153

Health Care — 13.6%
Biotechnology — 5.4%
47,800	Alexion Pharmaceuticals Inc †	4,484,118
82,250	Amgen Inc	7,099,820
110,520	Celgene Corp †	8,700,134
44,000	Gilead Sciences Inc †	3,231,800

		23,515,872

Health Care Equipment & Supplies — 0.5%
4,845	Intuitive Surgical Inc †	2,375,843

Health Care Providers & Services — 1.7%
78,335	McKesson Corp	7,595,362

Pharmaceuticals — 6.0%
138,465	Abbott Laboratories	9,069,457
289,000	Mylan Inc/PA †	7,941,720
104,150	Watson Pharmaceuticals Inc †	8,956,900

		25,968,077

Total Health Care		59,455,154

See Notes to Financial Statements.

2

Shares		Value(a)

Industrials — 11.4%
Aerospace & Defense — 1.4%
80,400	Boeing Co/The	$6,058,944

Commercial Services & Supplies — 0.8%
112,500	Copart Inc †	3,318,750

Electrical Equipment — 1.3%
67,000	Generac Holdings Inc	2,298,770
40,000	Rockwell Automation Inc	3,359,600

		5,658,370

Machinery — 4.1%
39,000	Deere & Co	3,370,380
43,500	Flowserve Corp	6,385,800
132,250	Illinois Tool Works Inc	8,042,122

		17,798,302

Professional Services — 1.3%
122,838	51job Inc, ADR †	5,742,677

Road & Rail — 2.5%
131,000	Kansas City Southern	10,935,880

Total Industrials		49,512,923

Information Technology — 30.0%
Communications Equipment — 1.2%
253,500	Cisco Systems Inc	4,981,275

Computers & Peripherals — 7.8%
49,120	Apple Inc	26,182,434
300,825	EMC Corp/MA †	7,610,872

		33,793,306

IT Services — 6.6%
115,300	Accenture PLC, Class A	7,667,450
52,100	Alliance Data Systems Corp †	7,541,996
64,500	Cognizant Technology Solutions Corp, Class A †	4,776,225
28,950	International Business Machines Corp	5,545,373
6,900	Mastercard Inc, Class A	3,389,832

		28,920,876

Internet Software & Services — 5.3%
174,100	eBay Inc †	8,882,582
10,998	Google Inc, Class A †	7,801,651
5,786	Mainstream Data Inc, Class A †,(b),(c),(d),(e)	868
134,888	Move Inc †	1,023,800
73,000	Rackspace Hosting Inc †	5,421,710

		23,130,611

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 2.8%
68,529	ASML Holding NV, NYR	$4,413,953
150,000	Maxim Integrated Products Inc	4,410,000
199,000	Taiwan Semiconductor Manufacturing Co Ltd, ADR	3,414,840

		12,238,793

Software — 6.3%
34,525	CommVault Systems Inc †	2,406,738
325,365	Microsoft Corp	8,697,006
292,150	Oracle Corp	9,734,438
127,875	Red Hat Inc †	6,772,260

		27,610,442

Total Information Technology		130,675,303

Materials — 4.1%
Chemicals — 4.1%
37,980	CF Industries Holdings Inc	7,716,017
52,600	Monsanto Co	4,978,590
10,800	NewMarket Corp	2,831,760
21,690	Praxair Inc	2,373,970

Total Materials		17,900,337

Telecommunication Services — 2.1%
Diversified Telecommunication Services — 0.8%
100,000	AT&T Inc	3,371,000

Wireless Telecommunication Services — 1.3%
77,800	Crown Castle International Corp †	5,614,048

Total Telecommunication Services		8,985,048

TOTAL COMMON STOCKS
(Cost $392,556,194)		428,679,053

PREFERRED STOCK — 1.0%
(Cost $3,284,865)
Consumer Staples — 1.0%
Beverages — 1.0%
107,730	Cia de Bebidas das Americas, ADR	4,523,583

See Notes to Financial Statements.

4

Shares		Value(a)

INVESTMENT COMPANY — 0.4%
(Cost $1,838,106)
1,838,106	State Street Institutional U.S. Government Money Market Fund	$1,838,106

TOTAL INVESTMENTS
(Cost $397,679,165)	99.8%	435,040,742
OTHER ASSETS AND LIABILITIES (Net)	0.2	807,793

NET ASSETS	100.0%	$435,848,535

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security valued at fair value as of December 31, 2012, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2012, this security represents $868, less than 0.05% of net assets.

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered. The Fund may invest in securities subject to restriction on resale, subject to the limitations on investments in illiquid securities.

(e)	Security considered illiquid. The Fund may not invest more that 15% of its net assets in illiquid securities. At December 31, 2012, illiquid securities represent $868, less than 0.05% of net assets.

Security	Acquisition Date	Cost
Mainstream Data Inc, Class A	08/29/00	$213,440

ABBREVIATIONS:
ADR	—	American Depositary Receipt
NYR	—	New York Registered Shares

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

At December 31, 2012, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of Net Assets	Value
COMMON STOCKS:
United States	92.3%	$402,274,648
Ireland	1.8	7,667,450
China	1.3	5,742,677
Netherlands	1.0	4,413,953
Taiwan	0.8	3,414,840
Cayman Islands	0.8	3,401,055
Canada	0.4	1,764,430

TOTAL COMMON STOCKS	98.4	428,679,053
PREFERRED STOCK:
Brazil	1.0	4,523,583
INVESTMENT COMPANY	0.4	1,838,106

TOTAL INVESTMENTS	99.8	435,040,742
OTHER ASSETS AND LIABILITIES (NET)	0.2	807,793

NET ASSETS	100.0%	$435,848,535

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Growth Opportunities Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$435,040,742
Dividends and interest receivable	398,673
Receivable for investment securities sold	5,015,702
Receivable for Fund shares sold	188,057
Prepaid expenses and other assets	25,271

Total Assets	440,668,445

LIABILITIES:
Payable for investment securities purchased	836,129
Payable for Fund shares redeemed	2,237,241
Trustees’ fees and expenses payable	981,327
Transfer agency/record keeping fees payable	409,667
Distribution and shareholder servicing fees payable — Class A, B and R Shares	139,887
Administration fees payable	46,928
Investment advisory fees payable	8,813
Custody fees payable	7,466
Accrued expenses and other payables	152,452

Total Liabilities	4,819,910

NET ASSETS	$435,848,535

Investments, at cost	$397,679,165

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(1,880,468)
Accumulated net realized loss on investments sold	(270,969,046)
Net unrealized appreciation of investments	37,361,577
Paid-in capital	671,336,472

$435,848,535

NET ASSETS:
Class Y Shares	$23,910,414

Class A Shares	$332,159,965

Class B Shares	$8,163,476

Class C Shares	$70,782,402

Class R Shares	$832,278

SHARES OUTSTANDING:
Class Y Shares	812,653

Class A Shares	11,756,019

Class B Shares	323,921

Class C Shares	2,807,397

Class R Shares	30,128

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$29.42

CLASS A SHARES:
Net asset value and redemption price per share	$28.25

Maximum sales charge	5.50%
Maximum offering price per share	$29.89

CLASS B SHARES:
Net asset value and offering price per share*	$25.20

CLASS C SHARES:
Net asset value and offering price per share*	$25.21

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$27.62

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$1,211
Dividends(a)	3,905,479

Total Investment Income	3,906,690

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	439,944
Class B Shares	47,936
Class C Shares	373,897
Class R Shares	2,157
Investment advisory fees	1,735,986
Transfer agency/record keeping fees	952,174
Administration fees	287,599
Printing and mailing fees	129,575
Trustees’ fees and expenses	92,217
Custody fees	47,097
Registration and filing fees	39,414
Legal and audit fees	24,663
Other	18,966

Total Expenses	4,191,625

NET INVESTMENT LOSS	(284,935)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(3,832,951)
Foreign currency-related transactions	317
Net change in unrealized appreciation/(depreciation) of:
Securities	12,003,953
Foreign currency-related transactions	(247)

Net realized and unrealized gain on investments	8,171,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,886,137

(a)	Net of foreign withholding taxes of $1,781.

See Notes to Financial Statements.

10

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment loss	$(284,935)	$(2,385,893)
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(3,832,634)	12,104,476
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	12,003,706	(13,612,995)

Net increase/(decrease) in net assets resulting from operations	7,886,137	(3,894,412)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	—	(1,284,687)
Class A Shares	—	(16,873,571)
Class B Shares	—	(725,621)
Class C Shares	—	(4,017,732)
Class R Shares	—	(19,883)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(2,719,109)	13,911,255
Class A Shares	(23,751,227)	(6,961,837)
Class B Shares	(2,831,511)	(6,004,709)
Class C Shares	(4,102,165)	(4,756,513)
Class R Shares	71,638	369,389
Short-term trading fees	—	4

Net decrease in net assets	(25,446,237)	(30,258,317)
NET ASSETS:
Beginning of period	461,294,772	491,553,089

End of period	$435,848,535	$461,294,772

Accumulated net investment loss	$(1,880,468)	$(1,595,533)

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$1,334,945	$7,734,070
Issued as reinvestment of distributions	—	1,078,925
Proceeds received in merger	—	13,004,720
Redeemed	(4,054,054)	(7,906,460)

Net increase/(decrease)	$(2,719,109)	$13,911,255

Class A Shares:
Sold*	$5,695,788	$23,261,849
Issued as reinvestment of distributions	—	13,631,102
Proceeds received in merger	—	18,322,928
Redeemed	(29,447,015)	(62,177,716)

Net decrease	$(23,751,227)	$(6,961,837)

Class B Shares:
Sold	$11,378	$169,313
Issued as reinvestment of distributions	—	607,998
Proceeds received in merger	—	314,208
Redeemed*	(2,842,889)	(7,096,228)

Net decrease	$(2,831,511)	$(6,004,709)

Class C Shares:
Sold	$1,523,195	$2,907,065
Issued as reinvestment of distributions	—	2,950,061
Proceeds received in merger	—	1,927,870
Redeemed	(5,625,360)	(12,541,509)

Net decrease	$(4,102,165)	$(4,756,513)

Class R Shares:
Sold	$327,657	$469,161
Issued as reinvestment of distributions	—	18,120
Redeemed	(256,019)	(117,892)

Net increase	$71,638	$369,389

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	44,893	271,316
Issued as reinvestment of distributions	—	41,513
Issued in exchange for proceeds received in merger	—	458,555
Redeemed	(136,817)	(277,392)

Net increase/(decrease)	(91,924)	493,992

Class A Shares:
Sold*	200,166	851,567
Issued as reinvestment of distributions	—	544,808
Issued in exchange for proceeds received in merger	—	669,411
Redeemed	(1,031,236)	(2,265,782)

Net decrease	(831,070)	(199,996)

Class B Shares:
Sold	455	6,576
Issued as reinvestment of distributions	—	27,034
Issued in exchange for proceeds received in merger	—	12,674
Redeemed*	(111,347)	(285,952)

Net decrease	(110,892)	(239,668)

Class C Shares:
Sold	59,404	117,849
Issued as reinvestment of distributions	—	131,114
Issued in exchange for proceeds received in merger	—	77,737
Redeemed	(220,954)	(509,287)

Net decrease	(161,550)	(182,587)

Class R Shares:
Sold	11,661	18,197
Issued as reinvestment of distributions	—	738
Redeemed	(9,181)	(4,528)

Net increase	2,480	14,407

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$28.90		$30.48	$22.53	$17.94		$21.07	$24.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.04		(0.03)	(0.17)	(0.34)		(0.30)	(0.31)
Net realized and unrealized gain/(loss) on investments	0.48		(0.22)	8.12	4.86		(2.83)	(2.62)

Total from investment operations	0.52		(0.25)	7.95	4.52		(3.13)	(2.93)

Less distributions:
Distributions from net realized gains	—		(1.33)	—	—		—	—

Short-term trading fees	—		0.00 (c)	—	—		0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—		—	—	0.07		—	—

Net asset value, end of period	$29.42		$28.90	$30.48	$22.53		$17.94	$21.07

Total return(d)	1.87%		(0.36)%	35.29%	25.59	%(e)	(14.90)%	(12.17)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,910		$26,138	$12,515	$10,752		$11,243	$12,083
Ratio of operating expenses to average net assets	1.44	%(f)	1.42%	1.76%	2.00%		2.36%	1.81%
Ratio of net investment income/(loss) to average net assets	0.25	%(f)	(0.12)%	(0.62)%	(1.51)%		(1.85)%	(1.34)%
Portfolio turnover rate	50%		82%	122%	74%		71%	96%

(a)	Class Y and Class A Shares of the Fund commenced operations on June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

(f)	Annualized.

(g)	Amount is less than 0.005%.

See Notes to Financial Statements.

14

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$27.78		$29.44	$21.81	$17.41		$20.51	$23.41

0.00	(c)	(0.10)	(0.22)	(0.39)		(0.33)	(0.37)

0.47		(0.23)	7.85	4.73		(2.77)	(2.53)

0.47		(0.33)	7.63	4.34		(3.10)	(2.90)

—		(1.33)	—	—		—	—

—		0.00 (c)	—	—		0.00 (c)	0.00 (c)

—		—	—	0.06		—	—

$28.25		$27.78	$29.44	$21.81		$17.41	$20.51

1.73%		(0.61)%	34.92%	25.33	%(e)	(15.11)%	(12.43)%

$332,160		$349,704	$376,437	$262,010		$210,683	$283,745

1.69	%(f)	1.68%	1.99%	2.25%		2.62%	2.08%

0.00	%(f),(g)	(0.38)%	(0.82)%	(1.74)%		(2.10)%	(1.61)%
50%		82%	122%	74%		71%	96%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$24.88		$26.71	$19.94	$16.04		$19.02	$21.88

Income/(loss) from investment operations:
Net investment loss	(0.10)		(0.28)	(0.39)	(0.51)		(0.41)	(0.50)
Net realized and unrealized gain/(loss) on investments	0.42		(0.22)	7.16	4.36		(2.57)	(2.36)

Total from investment operations	0.32		(0.50)	6.77	3.85		(2.98)	(2.86)

Less distributions:
Distributions from net realized gains	—		(1.33)	—	—		—	—

Short-term trading fees	—		0.00 (c)	—	—		0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—		—	—	0.05		—	—

Net asset value, end of period	$25.20		$24.88	$26.71	$19.94		$16.04	$19.02

Total return(d)	1.33%		(1.37)%	33.95%	24.31	%(e)	(15.71)%	(13.07)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,163		$10,816	$18,014	$14,694		$15,137	$25,728
Ratio of operating expenses to average net assets	2.44	%(f)	2.43%	2.75%	3.01%		3.38%	2.83%
Ratio of net investment loss to average net assets	(0.78	)%(f)	(1.15)%	(1.58)%	(2.51)%		(2.85)%	(2.36)%
Portfolio turnover rate	50%		82%	122%	74%		71%	96%

(a)	Class B and Class C Shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

(f)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$24.89		$26.72	$19.95	$16.04		$19.03	$21.90

(0.10)		(0.28)	(0.39)	(0.51)		(0.42)	(0.50)

0.42		(0.22)	7.16	4.37		(2.57)	(2.37)

0.32		(0.50)	6.77	3.86		(2.99)	(2.87)

—		(1.33)	—	—		—	—

—		0.00 (c)	—	—		0.00 (c)	0.00 (c)

—		—	—	0.05		—	—

$25.21		$24.89	$26.72	$19.95		$16.04	$19.03

1.33%		(1.37)%	33.93%	24.38	%(e)	(15.76)%	(13.06)%

$70,782		$73,885	$84,204	$54,588		$41,302	$58,172

2.44	%(f)	2.43%	2.74%	3.00%		3.37%	2.83%

(0.75	)%(f)	(1.13)%	(1.56)%	(2.48)%		(2.85)%	(2.37)%
50%		82%	122%	74%		71%	96%

See Notes to Financial Statements.

17

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$27.20		$28.92	$21.48	$17.20		$20.29	$23.23

Income/(loss) from investment operations:
Net investment loss	(0.03)		(0.16)	(0.28)	(0.42)		(0.37)	(0.42)
Net realized and unrealized gain/(loss) on investments	0.45		(0.23)	7.72	4.65		(2.72)	(2.52)

Total from investment operations	0.42		(0.39)	7.44	4.23		(3.09)	(2.94)

Less distributions:
Distributions from net realized gains	—		(1.33)	—	—		—	—

Short-term trading fees	—		0.00 (c)	—	—		0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—		—	—	0.05		—	—

Net asset value, end of period	$27.62		$27.20	$28.92	$21.48		$17.20	$20.29

Total return(d)	1.58%		(0.84)%	34.57%	24.94	%(e)	(15.27)%	(12.65)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$832		$752	$383	$162		$28	$43
Ratio of operating expenses to average net assets	1.94	%(f)	1.92%	2.22%	2.47%		2.72%	2.33%
Ratio of net investment loss to average net assets	(0.24	)%(f)	(0.60)%	(1.03)%	(1.86)%		(2.19)%	(1.86)%
Portfolio turnover rate	50%		82%	122%	74%		71%	96%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On September 16, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Large-Cap Growth Fund (the “Large-Cap Growth Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on May 17, 2011. The primary reasons for the Large-Cap Growth Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Large-Cap Growth Fund, (ii) reduce total expenses for shareholders of the Large-Cap Growth Fund, (iii) achieve greater asset levels in a single fund by combining two funds with a significant overlap in their portfolio holdings, identical investment objectives, similar investment strategies, and the same portfolio management team into a single fund, and (iv) eliminate certain costs of running the Large-Cap Growth Fund and Growth Opportunities Fund separately.

19

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Number of shares outstanding of the Large-Cap Growth Fund prior to merger:
Class A	787,819
Class B	25,827
Class C	156,980
Class K	490,252
Class Y	863,005

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Large-Cap Growth Fund:

	Exchange Ratio	Shares
Class A	0.5232	412,176
Class B	0.4907	12,674
Class C	0.4952	77,737
Class A*	0.5247	257,235
Class Y	0.5313	458,555
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Large-Cap Growth Fund		$5,881,831
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Large-Cap Growth Fund		$(76,786)

*	Class K shares of the Large-Cap Growth Fund merged into Class A shares of the Growth Opportunities Fund.

There were no undistributed income or gain amounts unpaid prior to the merger of the Large-Cap Growth Fund.

	Prior to Merger	After Merger
Net assets of the Large-Cap Growth Fund
Class A	$11,281,439	$—
Class B	314,208	—
Class C	1,927,870	—
Class K	7,041,489	—
Class Y	13,004,720	—
Net assets of the Growth Opportunities Fund
Class A	$340,875,197	$359,198,125
Class B	14,857,577	15,171,785
Class C	75,866,060	77,793,930
Class R	411,227	411,227
Class Y	13,346,812	26,351,532

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of the Large-Cap Growth Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

20

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

21

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$435,039,874
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	868

Total	$435,040,742

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the period ended December 31, 2012.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock — Information Technology
Balance as of 6/30/2012	$5,516
Transfer into Level 3	—
Transfer out of Level 3	—
Gross purchases	—
Gross sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	(4,648)

Balance as of 12/31/2012	$868

Net change in unrealized appreciation/(depreciation) from investments still held at the end of the year	$(4,648)

22

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are

23

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets exceeding $2 billion. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based

24

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $287,599 before payment of sub-administration fees and $194,033 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.1243% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class C and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

25

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees
0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $226,768,931 and $258,081,240, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $51,226,058, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $13,864,481 and net appreciation for financial reporting purposes was $37,361,577. At December 31, 2012, aggregate cost for financial reporting purposes was $397,679,165.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

7.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%.

26

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $2,466.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from net operating losses and expired carried-forward losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$1,197,694	$224,359,509	$(225,557,203)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2012	—	22,921,494	22,921,494

27

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	Late Year Ordinary Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$14	$(1,108,241)	$(267,013,040)	$25,234,485	$(242,886,782)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $267,013,040 of unused capital losses. These losses are short-term capital losses of which $158,927,662 expire in 2013, $48,842,725 expire in 2014, $8,435,734 expire in 2016, $39,983,361 expire in 2017 and $10,823,558 expire in 2018.

In addition, $17,774,805 of the losses expiring in 2014, 2016 and 2017 may be further limited as this amount was acquired in the reorganization with the Munder Technology Fund that occurred on April 23, 2010. Losses of $10,823,558, expiring in 2018, may be further limited as this amount was acquired in the reorganization with the Munder Large-Cap Growth Fund that occurred on September 16, 2011.

During the year ended June 30, 2012, $12,345,459 in carried-forward capital losses were utilized by the Fund and $240,837,973 of carried-forward capital losses expired unused.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $0 and net late-year ordinary losses of $1,108,241.

28

Munder Growth Opportunities Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

10.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

[This Page Intentionally Left Blank]

30

[This Page Intentionally Left Blank]

31

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNGROWTH1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Index 500 Fund

Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
iv	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements

Risks:    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Index 500 Fund seeks to provide performance and income that is comparable to the S&P 500® Index. The Fund’s management team employs an “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® using quantitative systems and tools. The Fund typically holds the same 500 stocks as those held in the Index and the weight of each of the holdings is closely monitored relative to its weight in the S&P 500®. The Fund’s management team rebalances holdings regularly to help minimize deviations between performance of the Fund and the Index.

INVESTING ENVIRONMENT

Large-cap securities performed well during the six months ended December 31, 2012, finishing up, considering the uncertainty of the presidential election and the looming fiscal cliff at the end of 2012. In the months before the election, stocks were bolstered by actions of the European Central Bank and the Fed to keep interest rates low, and the third quarter ended with stocks in positive territory. The fourth quarter brought slightly negative performance due to the election results in November and the inability of legislators to come up with a solution for the fiscal cliff. The effects of this news could have been much worse if it were not for some strong third quarter earnings and improved employment data which boosted investor confidence.

SECTOR DIVERSIFICATION
Information Technology	18.2%
Financials	14.9%
Health Care	11.5%
Consumer Discretionary	11.0%
Energy	10.5%
Consumer Staples	10.1%
Industrials	9.7%
Other	14.1%

Total	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 5.61%, underperforming the S&P 500® Index, which returned 5.95% over the same period.

The difference in returns between the Fund and the S&P 500® Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

FUND CHANGES

New securities added to the Index during the period included: Delphi Automotive PLC, an automotive supplier; Garmin Ltd, a manufacturer of global positioning system devices; Dollar General Corp., a discount retail store chain; PetSmart Inc., a pet store chain; and LyondellBasell Industries NV, a manufacturing company.

ii

Securities removed from the Index during the period included: Novellus Systems, Inc., a semiconductor manufacturer; R.R. Donnelley & Sons Co., which provides commercial printing services; Cooper Industries PLC, an electrical and tools manufacturer; Sunoco Inc., a gasoline distributor; and Sears Holdings Corp., a retail store chain.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,056.10	$3.32	0.64%
Class A	$1,000.00	$1,055.50	$4.09	0.79%
Class B	$1,000.00	$1,053.50	$5.90	1.14%
Class K	$1,000.00	$1,055.00	$4.61	0.89%
Class R	$1,000.00	$1,053.60	$5.90	1.14%
Hypothetical
Class Y	$1,000.00	$1,021.98	$3.26	0.64%
Class A	$1,000.00	$1,021.22	$4.02	0.79%
Class B	$1,000.00	$1,019.46	$5.80	1.14%
Class K	$1,000.00	$1,020.72	$4.53	0.89%
Class R	$1,000.00	$1,019.46	$5.80	1.14%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

[This Page Intentionally Left Blank]

vi

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 95.6%
Consumer Discretionary — 11.0%
Auto Components — 0.3%
2,004	BorgWarner Inc †	$143,526
5,015	Delphi Automotive PLC †	191,824
4,160	Goodyear Tire & Rubber Co/The †	57,450
11,541	Johnson Controls Inc	354,309

		747,109

Automobiles — 0.5%
64,751	Ford Motor Co	838,525
3,845	Harley-Davidson Inc	187,790

		1,026,315

Distributors — 0.1%
2,634	Genuine Parts Co	167,470

Diversified Consumer Services — 0.1%
1,699	Apollo Group Inc, Class A †	35,543
4,607	H&R Block Inc	85,552

		121,095

Hotels, Restaurants & Leisure — 1.7%
7,546	Carnival Corp	277,466
534	Chipotle Mexican Grill Inc †	158,844
2,184	Darden Restaurants Inc	98,433
4,680	International Game Technology	66,316
4,179	Marriott International Inc/DE, Class A	155,751
17,050	McDonald’s Corp	1,503,981
12,628	Starbucks Corp	677,113
3,315	Starwood Hotels & Resorts Worldwide Inc	190,148
2,399	Wyndham Worldwide Corp	127,651
1,349	Wynn Resorts Ltd	151,749
7,692	Yum! Brands Inc	510,749

		3,918,201

Household Durables — 0.3%
4,742	DR Horton Inc	93,797
1,854	Garmin Ltd	75,680
1,192	Harman International Industries Inc	53,211
2,399	Leggett & Platt Inc	65,301
2,845	Lennar Corp, Class A	110,016
4,873	Newell Rubbermaid Inc	108,522
5,773	PulteGroup Inc †	104,837
1,308	Whirlpool Corp	133,089

		744,453

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Internet & Catalog Retail — 1.0%
6,154	Amazon.com Inc †	$1,545,516
1,580	Expedia Inc	97,091
943	Netflix Inc †	87,491
846	priceline.com Inc †	525,535
1,861	TripAdvisor Inc †	78,088

		2,333,721

Leisure Equipment & Products — 0.1%
1,963	Hasbro Inc	70,471
5,827	Mattel Inc	213,385

		283,856

Media — 3.4%
3,664	Cablevision Systems Corp, Class A	54,740
10,044	CBS Corp, Class B, Non-Voting	382,174
45,154	Comcast Corp, Class A	1,687,856
10,260	DIRECTV, Class A †	514,642
4,056	Discovery Communications Inc, Class A †	257,475
3,902	Gannett Co Inc	70,275
7,326	Interpublic Group of Cos Inc/The	80,732
4,728	McGraw-Hill Cos Inc/The	258,480
34,243	News Corp, Class A	874,566
4,482	Omnicom Group Inc	223,921
1,476	Scripps Networks Interactive Inc, Class A	85,490
5,125	Time Warner Cable Inc	498,099
16,080	Time Warner Inc	769,106
7,846	Viacom Inc, Class B	413,798
30,096	Walt Disney Co/The	1,498,480
80	Washington Post Co/The, Class B	29,217

		7,699,051

Multiline Retail — 0.8%
1,057	Big Lots Inc †	30,082
4,486	Dollar General Corp †	197,788
3,858	Dollar Tree Inc †	156,480
1,626	Family Dollar Stores Inc	103,105
2,420	JC Penney Co Inc	47,698
3,640	Kohl’s Corp	156,447
6,713	Macy’s Inc	261,941
2,582	Nordstrom Inc	138,137
11,051	Target Corp	653,888

		1,745,566

See Notes to Financial Statements.

Shares		Value(a)

Consumer Discretionary (Continued)
Specialty Retail — 2.1%
1,351	Abercrombie & Fitch Co, Class A	$64,807
685	AutoNation Inc †	27,195
631	AutoZone Inc †	223,645
3,917	Bed Bath & Beyond Inc †	219,000
4,720	Best Buy Co Inc	55,932
3,886	CarMax Inc †	145,880
2,058	GameStop Corp, Class A	51,635
5,031	Gap Inc/The	156,162
25,393	Home Depot Inc/The	1,570,557
19,100	Lowe’s Cos Inc	678,432
4,025	Ltd Brands Inc	189,417
1,946	O’Reilly Automotive Inc †	174,011
1,825	PetSmart Inc	124,721
3,778	Ross Stores Inc	204,579
11,444	Staples Inc	130,462
2,023	Tiffany & Co	115,999
12,421	TJX Cos Inc	527,271
1,858	Urban Outfitters Inc †	73,131

		4,732,836

Textiles, Apparel & Luxury Goods — 0.6%
4,812	Coach Inc	267,114
917	Fossil Inc †	85,373
12,406	NIKE Inc, Class B	640,150
1,030	Ralph Lauren Corp	154,418
1,483	VF Corp	223,888

		1,370,943

Total Consumer Discretionary		24,890,616

Consumer Staples — 10.1%
Beverages — 2.3%
2,672	Beam Inc	163,232
2,555	Brown-Forman Corp, Class B	161,604
65,509	Coca-Cola Co/The	2,374,701
4,582	Coca-Cola Enterprises Inc	145,387
2,612	Constellation Brands Inc, Class A †	92,439
3,534	Dr Pepper Snapple Group Inc	156,132
2,646	Molson Coors Brewing Co, Class B	113,222
2,532	Monster Beverage Corp †	133,892
26,262	PepsiCo Inc	1,797,109

		5,137,718

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food & Staples Retailing — 2.2%
7,344	Costco Wholesale Corp	$725,367
21,173	CVS Caremark Corp	1,023,715
8,670	Kroger Co/The	225,593
4,069	Safeway Inc	73,608
9,982	Sysco Corp	316,030
28,406	Wal-Mart Stores Inc (b)	1,938,141
14,590	Walgreen Co	539,976
2,930	Whole Foods Market Inc	267,597

		5,110,027

Food Products — 1.7%
11,114	Archer-Daniels-Midland Co	304,412
3,043	Campbell Soup Co	106,170
6,852	ConAgra Foods Inc	202,134
3,145	Dean Foods Co †	51,924
10,939	General Mills Inc	442,045
2,559	Hershey Co/The	184,811
5,403	HJ Heinz Co	311,645
2,276	Hormel Foods Corp	71,034
1,847	JM Smucker Co/The	159,285
4,165	Kellogg Co	232,615
10,061	Kraft Foods Group Inc	457,474
2,250	McCormick & Co Inc/MD, Non-Voting	142,943
3,438	Mead Johnson Nutrition Co	226,530
30,180	Mondelez International Inc, Class A	768,685
4,886	Tyson Foods Inc, Class A	94,788

		3,756,495

Household Products — 2.1%
2,215	Clorox Co/The	162,182
7,521	Colgate-Palmolive Co	786,246
6,663	Kimberly-Clark Corp	562,557
46,436	Procter & Gamble Co/The	3,152,540

		4,663,525

Personal Products — 0.1%
7,339	Avon Products Inc	105,388
4,051	Estee Lauder Cos Inc/The, Class A	242,493

		347,881

See Notes to Financial Statements.

Shares		Value(a)

Consumer Staples (Continued)
Tobacco — 1.7%
34,393	Altria Group Inc	$1,080,628
2,204	Lorillard Inc	257,141
28,371	Philip Morris International Inc	2,372,950
5,534	Reynolds American Inc	229,274

		3,939,993

Total Consumer Staples		22,955,639

Energy — 10.5%
Energy Equipment & Services — 1.8%
7,417	Baker Hughes Inc	302,910
4,155	Cameron International Corp †	234,591
1,180	Diamond Offshore Drilling Inc	80,193
3,915	Ensco PLC, Class A	232,081
4,037	FMC Technologies Inc †	172,905
15,760	Halliburton Co	546,714
1,795	Helmerich & Payne Inc	100,538
4,931	Nabors Industries Ltd †	71,253
7,250	National Oilwell Varco Inc	495,538
4,292	Noble Corp	149,448
2,109	Rowan Cos Plc, Class A †	65,948
22,546	Schlumberger Ltd	1,562,212

		4,014,331

Oil, Gas & Consumable Fuels — 8.7%
8,487	Anadarko Petroleum Corp	630,669
6,645	Apache Corp	521,633
3,563	Cabot Oil & Gas Corp	177,224
8,758	Chesapeake Energy Corp	145,558
33,239	Chevron Corp	3,594,465
20,616	ConocoPhillips	1,195,522
3,868	Consol Energy Inc	124,163
6,572	Denbury Resources Inc †	106,466
6,396	Devon Energy Corp	332,848
4,600	EOG Resources Inc	555,634
2,540	EQT Corp	149,809
77,433	Exxon Mobil Corp (b)	6,701,826
5,013	Hess Corp	265,488
10,676	Kinder Morgan Inc	377,183
11,997	Marathon Oil Corp	367,828
5,760	Marathon Petroleum Corp	362,880
3,114	Murphy Oil Corp	185,439
2,357	Newfield Exploration Co †	63,120

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
3,000	Noble Energy Inc	$305,220
13,759	Occidental Petroleum Corp	1,054,077
4,558	Peabody Energy Corp	121,288
10,628	Phillips 66	564,347
2,076	Pioneer Natural Resources Co	221,281
3,025	QEP Resources Inc	91,567
2,741	Range Resources Corp	172,217
5,875	Southwestern Energy Co †	196,284
11,307	Spectra Energy Corp	309,586
2,385	Tesoro Corp	105,059
9,400	Valero Energy Corp	320,728
11,443	Williams Cos Inc/The	374,644
3,382	WPX Energy Inc †	50,324

		19,744,377

Total Energy		23,758,708

Financials — 14.9%
Capital Markets — 1.9%
3,495	Ameriprise Financial Inc	218,892
19,934	Bank of New York Mellon Corp/The	512,304
2,130	BlackRock Inc	440,292
18,490	Charles Schwab Corp/The	265,516
4,372	E*TRADE Financial Corp †	39,129
2,332	Franklin Resources Inc	293,132
7,502	Goldman Sachs Group Inc/The	956,955
7,513	Invesco Ltd	196,014
1,990	Legg Mason Inc	51,183
23,471	Morgan Stanley	448,766
3,693	Northern Trust Corp	185,241
7,894	State Street Corp	371,097
4,328	T Rowe Price Group Inc	281,883

		4,260,404

Commercial Banks — 2.7%
11,882	BB&T Corp	345,885
3,232	Comerica Inc (c)	98,059
15,242	Fifth Third Bancorp	231,526
4,197	First Horizon National Corp	41,592
14,529	Huntington Bancshares Inc/OH	92,840
15,856	KeyCorp	133,508
2,065	M&T Bank Corp	203,341

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Commercial Banks (Continued)
8,981	PNC Financial Services Group Inc	$523,682
23,997	Regions Financial Corp	170,859
9,086	SunTrust Banks Inc	257,588
31,983	US Bancorp	1,021,537
83,146	Wells Fargo & Co	2,841,930
3,221	Zions Bancorporation	68,929

		6,031,276

Consumer Finance — 0.9%
16,534	American Express Co	950,374
9,878	Capital One Financial Corp	572,233
8,572	Discover Financial Services	330,451
7,849	SLM Corp	134,453

		1,987,511

Diversified Financial Services — 3.4%
183,048	Bank of America Corp (b)	2,123,357
49,804	Citigroup Inc	1,970,246
5,162	CME Group Inc	261,765
1,235	IntercontinentalExchange Inc †	152,905
64,560	JPMorgan Chase & Co	2,838,703
3,364	Leucadia National Corp	80,030
3,263	Moody’s Corp	164,194
1,988	NASDAQ OMX Group Inc/The	49,720
4,126	NYSE Euronext	130,134

		7,771,054

Insurance — 3.8%
5,771	ACE Ltd	460,526
7,963	Aflac Inc	422,994
8,183	Allstate Corp/The	328,711
25,072	American International Group Inc †	885,042
5,440	Aon PLC	302,464
1,336	Assurant Inc	46,359
30,978	Berkshire Hathaway Inc, Class B †	2,778,726
4,448	Chubb Corp/The	335,023
2,486	Cincinnati Financial Corp	97,352
8,352	Genworth Financial Inc, Class A †	62,723
7,354	Hartford Financial Services Group Inc	165,024
4,711	Lincoln National Corp	122,015
5,273	Loews Corp	214,875

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Insurance (Continued)
9,183	Marsh & McLennan Cos Inc	$316,538
18,529	MetLife Inc	610,345
4,686	Principal Financial Group Inc	133,645
9,457	Progressive Corp/The	199,543
7,863	Prudential Financial Inc	419,334
1,612	Torchmark Corp	83,292
6,502	Travelers Cos Inc/The	466,974
4,672	Unum Group	97,271
5,158	XL Group Plc	129,259

		8,678,035

Real Estate Investment Trusts (REITs) — 2.1%
6,714	American Tower Corp	518,791
2,471	Apartment Investment & Management Co, Class A	66,865
1,942	AvalonBay Communities Inc	263,316
2,544	Boston Properties Inc	269,181
5,464	Equity Residential	309,645
7,677	HCP Inc	346,847
4,410	Health Care REIT Inc	270,289
12,193	Host Hotels & Resorts Inc	191,064
6,922	Kimco Realty Corp	133,733
2,744	Plum Creek Timber Co Inc	121,751
7,774	Prologis Inc	283,673
2,431	Public Storage	352,398
5,253	Simon Property Group Inc	830,447
4,984	Ventas Inc	322,564
2,853	Vornado Realty Trust	228,468
9,197	Weyerhaeuser Co	255,861

		4,764,893

Real Estate Management & Development — 0.0% #
5,123	CBRE Group Inc, Class A †	101,948

Thrifts & Mortgage Finance — 0.1%
8,073	Hudson City Bancorp Inc	65,634
5,903	People’s United Financial Inc	71,367

		137,001

Total Financials		33,732,122

See Notes to Financial Statements.

Shares		Value(a)

Health Care — 11.5%
Biotechnology — 1.6%
3,299	Alexion Pharmaceuticals Inc †	$309,479
13,006	Amgen Inc	1,122,678
4,018	Biogen Idec Inc †	589,320
7,183	Celgene Corp †	565,446
12,867	Gilead Sciences Inc †	945,081

		3,532,004

Health Care Equipment & Supplies — 2.5%
26,845	Abbott Laboratories	1,758,347
9,330	Baxter International Inc	621,938
3,367	Becton Dickinson and Co	263,266
23,317	Boston Scientific Corp †	133,606
3,768	CareFusion Corp †	107,689
8,039	Covidien PLC	464,172
1,300	CR Bard Inc	127,062
2,392	DENTSPLY International Inc	94,747
1,952	Edwards Lifesciences Corp †	176,012
673	Intuitive Surgical Inc †	330,019
17,215	Medtronic Inc	706,159
5,298	St Jude Medical Inc	191,470
4,879	Stryker Corp	267,467
1,858	Varian Medical Systems Inc †	130,506
2,948	Zimmer Holdings Inc	196,514

		5,568,974

Health Care Providers & Services — 1.8%
5,639	Aetna Inc	261,086
3,973	AmerisourceBergen Corp	171,554
5,755	Cardinal Health Inc	236,991
4,866	Cigna Corp	260,136
2,284	Coventry Health Care Inc	102,392
1,403	DaVita HealthCare Partners Inc †	155,073
13,865	Express Scripts Holding Co †	748,710
2,687	Humana Inc	184,409
1,606	Laboratory Corp of America Holdings †	139,112
4,008	McKesson Corp	388,616
1,420	Patterson Cos Inc	48,607
2,699	Quest Diagnostics Inc	157,271
1,808	Tenet Healthcare Corp †	58,706
17,348	UnitedHealth Group Inc	940,955
5,124	WellPoint Inc	312,154

		4,165,772

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Technology — 0.1%
2,455	Cerner Corp †	$190,606

Life Sciences Tools & Services — 0.4%
5,880	Agilent Technologies Inc	240,727
2,958	Life Technologies Corp †	145,179
2,024	PerkinElmer Inc	64,242
6,117	Thermo Fisher Scientific Inc	390,142
1,476	Waters Corp †	128,589

		968,879

Pharmaceuticals — 5.1%
5,222	Allergan Inc/United States	479,014
28,034	Bristol-Myers Squibb Co	913,628
17,343	Eli Lilly & Co	855,357
3,945	Forest Laboratories Inc †	139,337
2,805	Hospira Inc †	87,628
47,065	Johnson & Johnson (b)	3,299,257
51,630	Merck & Co Inc	2,113,732
6,921	Mylan Inc/PA †	190,189
1,483	Perrigo Co	154,277
125,041	Pfizer Inc (b)	3,136,028
2,154	Watson Pharmaceuticals Inc †	185,244

		11,553,691

Total Health Care		25,979,926

Industrials — 9.7%
Aerospace & Defense — 2.3%
11,526	Boeing Co/The	868,599
5,636	General Dynamics Corp	390,406
13,304	Honeywell International Inc	844,405
1,597	L-3 Communications Holdings Inc	122,362
4,543	Lockheed Martin Corp	419,274
4,171	Northrop Grumman Corp	281,876
2,471	Precision Castparts Corp	468,057
5,602	Raytheon Co	322,451
2,398	Rockwell Collins Inc	139,492
4,786	Textron Inc	118,645
14,320	United Technologies Corp	1,174,383

		5,149,950

See Notes to Financial Statements.

Shares		Value(a)

Industrials (Continued)
Air Freight & Logistics — 0.7%
2,724	CH Robinson Worldwide Inc	$172,211
3,549	Expeditors International of Washington Inc	140,363
4,960	FedEx Corp	454,931
12,130	United Parcel Service Inc, Class B	894,345

		1,661,850

Airlines — 0.1%
12,539	Southwest Airlines Co	128,399

Building Products — 0.0% #
6,026	Masco Corp	100,393

Commercial Services & Supplies — 0.5%
3,948	ADT Corp/The	183,542
1,691	Avery Dennison Corp	59,050
1,803	Cintas Corp	73,743
2,832	Iron Mountain Inc	87,933
3,409	Pitney Bowes Inc	36,272
5,054	Republic Services Inc	148,234
1,458	Stericycle Inc †	135,988
7,909	Tyco International Ltd	231,338
7,353	Waste Management Inc	248,090

		1,204,190

Construction & Engineering — 0.2%
2,817	Fluor Corp	165,470
2,189	Jacobs Engineering Group Inc †	93,186
3,596	Quanta Services Inc †	98,135

		356,791

Electrical Equipment — 0.7%
7,842	Eaton Corp PLC	425,037
12,273	Emerson Electric Co	649,978
2,381	Rockwell Automation Inc	199,980
1,650	Roper Industries Inc	183,942

		1,458,937

Industrial Conglomerates — 2.3%
10,811	3M Co	1,003,801
9,856	Danaher Corp	550,951
178,182	General Electric Co (b)	3,740,040

		5,294,792

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 1.8%
11,106	Caterpillar Inc	$994,876
2,988	Cummins Inc	323,750
6,651	Deere & Co	574,779
3,040	Dover Corp	199,758
848	Flowserve Corp	124,486
7,278	Illinois Tool Works Inc	442,575
4,754	Ingersoll-Rand PLC	228,002
1,798	Joy Global Inc	114,677
5,965	PACCAR Inc	269,678
1,886	Pall Corp	113,650
2,521	Parker Hannifin Corp	214,436
3,536	Pentair Ltd	173,794
988	Snap-on Inc	78,042
2,837	Stanley Black & Decker Inc	209,853
3,155	Xylem Inc/NY	85,501

		4,147,857

Professional Services — 0.1%
786	Dun & Bradstreet Corp/The	61,819
2,031	Equifax Inc	109,917
2,390	Robert Half International Inc	76,050

		247,786

Road & Rail — 0.8%
17,549	CSX Corp	346,242
5,391	Norfolk Southern Corp	333,380
868	Ryder System Inc	43,339
7,992	Union Pacific Corp	1,004,754

		1,727,715

Trading Companies & Distributors — 0.2%
4,547	Fastenal Co	212,300
1,011	WW Grainger Inc	204,596

		416,896

Total Industrials		21,895,556

Information Technology — 18.2%
Communications Equipment — 1.9%
90,169	Cisco Systems Inc	1,771,821
1,342	F5 Networks Inc †	130,375
1,928	Harris Corp	94,395

See Notes to Financial Statements.

Shares		Value(a)

Information Technology (Continued)
Communications Equipment (Continued)
4,116	JDS Uniphase Corp †	$55,731
8,756	Juniper Networks Inc †	172,230
4,763	Motorola Solutions Inc	265,204
28,940	QUALCOMM Inc	1,794,859

		4,284,615

Computers & Peripherals — 4.8%
15,976	Apple Inc	8,515,687
24,588	Dell Inc	249,077
35,778	EMC Corp/MA †	905,183
33,392	Hewlett-Packard Co	475,836
6,130	NetApp Inc †	205,662
4,076	SanDisk Corp †	177,551
5,705	Seagate Technology PLC	173,888
3,755	Western Digital Corp	159,550

		10,862,434

Electronic Equipment, Instruments & Components — 0.4%
2,716	Amphenol Corp, Class A	175,725
25,127	Corning Inc	317,103
2,547	FLIR Systems Inc	56,824
3,176	Jabil Circuit Inc	61,265
2,346	Molex Inc	64,116
7,219	TE Connectivity Ltd	267,969

		943,002

IT Services — 3.7%
10,844	Accenture PLC, Class A	721,126
8,244	Automatic Data Processing Inc	469,990
5,098	Cognizant Technology Solutions Corp, Class A †	377,507
2,621	Computer Sciences Corp	104,971
4,225	Fidelity National Information Services Inc	147,072
2,289	Fiserv Inc †	180,900
18,038	International Business Machines Corp (b)	3,455,179
1,811	Mastercard Inc, Class A	889,708
5,448	Paychex Inc	169,651
4,819	SAIC Inc	54,551
2,845	Teradata Corp †	176,077
2,728	Total System Services Inc	58,434
8,853	Visa Inc, Class A	1,341,938
10,165	Western Union Co/The	138,345

		8,285,449

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Internet Software & Services — 2.1%
3,014	Akamai Technologies Inc †	$123,303
19,778	eBay Inc †	1,009,074
4,520	Google Inc, Class A †	3,206,352
2,636	VeriSign Inc †	102,329
17,591	Yahoo! Inc †	350,061

		4,791,119

Office Electronics — 0.1%
21,461	Xerox Corp	146,364

Semiconductors & Semiconductor Equipment — 1.9%
11,145	Advanced Micro Devices Inc †	26,748
5,398	Altera Corp	185,907
5,118	Analog Devices Inc	215,263
20,340	Applied Materials Inc	232,690
8,812	Broadcom Corp, Class A	292,647
1,019	First Solar Inc †	31,467
84,426	Intel Corp	1,741,708
2,828	KLA-Tencor Corp	135,065
2,909	Lam Research Corp †	105,102
3,929	Linear Technology Corp	134,765
9,398	LSI Corp †	66,538
3,305	Microchip Technology Inc	107,710
17,281	Micron Technology Inc †	109,734
10,453	NVIDIA Corp	128,467
3,264	Teradyne Inc †	55,129
19,035	Texas Instruments Inc	588,943
4,431	Xilinx Inc	159,073

		4,316,956

Software — 3.3%
8,407	Adobe Systems Inc †	316,776
3,816	Autodesk Inc †	134,896
2,420	BMC Software Inc †	95,977
5,778	CA Inc	127,000
3,155	Citrix Systems Inc †	207,441
5,182	Electronic Arts Inc †	75,294
4,726	Intuit Inc	281,197
128,646	Microsoft Corp (b)	3,438,708
63,838	Oracle Corp	2,127,082
3,257	Red Hat Inc †	172,491

See Notes to Financial Statements.

Shares		Value(a)

Information Technology (Continued)
Software (Continued)
2,218	Salesforce.com Inc †	$372,846
11,862	Symantec Corp †	223,124

		7,572,832

Total Information Technology		41,202,771

Materials — 3.5%
Chemicals — 2.4%
3,614	Air Products & Chemicals Inc	303,648
1,193	Airgas Inc	108,909
1,058	CF Industries Holdings Inc	214,943
20,367	Dow Chemical Co/The	658,262
2,604	Eastman Chemical Co	177,202
4,477	Ecolab Inc	321,896
15,836	EI du Pont de Nemours & Co	712,145
2,333	FMC Corp	136,527
1,385	International Flavors & Fragrances Inc	92,158
6,403	LyondellBasell Industries NV, Class A	365,547
9,079	Monsanto Co	859,327
4,666	Mosaic Co/The	264,236
2,604	PPG Industries Inc	352,452
5,031	Praxair Inc	550,643
1,437	Sherwin-Williams Co/The	221,039
2,043	Sigma-Aldrich Corp	150,324

		5,489,258

Construction Materials — 0.1%
2,183	Vulcan Materials Co	113,625

Containers & Packaging — 0.1%
2,612	Ball Corp	116,887
1,754	Bemis Co Inc	58,689
2,794	Owens-Illinois Inc †	59,428
3,446	Sealed Air Corp	60,340

		295,344

Metals & Mining — 0.7%
18,124	Alcoa Inc	157,316
1,873	Allegheny Technologies Inc	56,864
2,420	Cliffs Natural Resources Inc	93,315
16,122	Freeport-McMoRan Copper & Gold Inc	551,373
8,431	Newmont Mining Corp	391,536
5,357	Nucor Corp	231,315

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Metals & Mining (Continued)
1,304	Titanium Metals Corp	$21,529
2,450	United States Steel Corp	58,482

		1,561,730

Paper & Forest Products — 0.2%
7,458	International Paper Co	297,127
2,968	MeadWestvaco Corp	94,590

		391,717

Total Materials		7,851,674

Telecommunication Services — 2.9%
Diversified Telecommunication Services — 2.6%
96,465	AT&T Inc	3,251,835
10,602	CenturyLink Inc	414,750
17,460	Frontier Communications Corp	74,729
48,469	Verizon Communications Inc	2,097,253
9,988	Windstream Corp	82,701

		5,921,268

Wireless Telecommunication Services — 0.3%
4,945	Crown Castle International Corp †	356,831
5,586	MetroPCS Communications Inc †	55,525
50,631	Sprint Nextel Corp †	287,078

		699,434

Total Telecommunication Services		6,620,702

Utilities — 3.3%
Electric Utilities — 1.9%
8,241	American Electric Power Co Inc	351,726
11,960	Duke Energy Corp	763,048
5,498	Edison International	248,455
2,992	Entergy Corp	190,740
14,508	Exelon Corp	431,468
7,057	FirstEnergy Corp	294,700
7,187	NextEra Energy Inc	497,268
5,295	Northeast Utilities	206,929
3,897	Pepco Holdings Inc	76,420
1,863	Pinnacle West Capital Corp	94,976
9,800	PPL Corp	280,574
14,845	Southern Co/The	635,514

See Notes to Financial Statements.

Shares		Value(a)

Utilities (Continued)
Electric Utilities (Continued)
8,227	Xcel Energy Inc	$219,743

		4,291,561

Gas Utilities — 0.1%
2,000	AGL Resources Inc	79,940
3,460	ONEOK Inc	147,915

		227,855

Independent Power Producers & Energy Traders — 0.1%
10,476	AES Corp/The	112,093
5,473	NRG Energy Inc	125,825

		237,918

Multi-Utilities — 1.2%
4,120	Ameren Corp	126,566
7,259	CenterPoint Energy Inc	139,736
4,482	CMS Energy Corp	109,271
4,942	Consolidated Edison Inc	274,479
9,758	Dominion Resources Inc/VA	505,465
2,898	DTE Energy Co	174,025
1,323	Integrys Energy Group Inc	69,087
5,260	NiSource Inc	130,921
7,302	PG&E Corp	293,394
8,537	Public Service Enterprise Group Inc	261,232
2,238	SCANA Corp	102,142
3,793	Sempra Energy	269,076
3,457	TECO Energy Inc	57,939
3,907	Wisconsin Energy Corp	143,973

		2,657,306

Total Utilities		7,414,640

TOTAL COMMON STOCKS
(Cost $84,598,767)		216,302,354

INVESTMENT COMPANY — 3.1%
(Cost $7,064,042)
7,064,042	State Street Institutional U.S. Government Money Market Fund	7,064,042

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Principal Amount		Value(a)

U.S. TREASURY BILL — 1.6%
(Cost $3,498,336)
$3,500,000	0.059% due 06/13/2013 (b),(d),(e)	$3,498,348

TOTAL INVESTMENTS
(Cost $95,161,145)	100.3%	226,864,744
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(598,683)

NET ASSETS	100.0%	$226,266,061

#	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

(e)	Zero-coupon bond.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Index 500 Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
See accompanying schedule:
Securities of unaffiliated companies (cost — $95,080,883)	$226,766,685
Securities of affiliated company (cost — $80,262)	98,059

Total Investments	226,864,744
Cash	871
Dividends and interest receivable	242,650
Receivable for investment securities sold	32,145
Receivable for Fund shares sold	169,846
Variation margin receivable on open futures contracts	272,555
Prepaid expenses and other assets	38,782

Total Assets	227,621,593

LIABILITIES:
Payable for Fund shares redeemed	908,411
Trustees’ fees and expenses payable	202,502
Transfer agency/record keeping fees payable	74,876
Distribution and shareholder servicing fees payable — Class A, B and R Shares	30,370
Administration fees payable	27,668
Custody fees payable	12,025
Shareholder servicing fees payable — Class K Shares	2,046
Investment advisory fees payable	1,179
Accrued expenses and other payables	96,455

Total Liabilities	1,355,532

NET ASSETS	$226,266,061

Investments, at cost	$95,161,145

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(148,450)
Accumulated net realized gain on security transactions and futures contracts	1,596,708
Net unrealized appreciation of securities and futures contracts	131,645,086
Paid-in capital	93,172,717

$226,266,061

NET ASSETS:
Class Y Shares	$16,925,154

Class A Shares	$184,319,227

Class B Shares	$4,461,971

Class K Shares	$9,381,728

Class R Shares	$11,177,981

SHARES OUTSTANDING:
Class Y Shares	965,433

Class A Shares	10,549,869

Class B Shares	255,269

Class K Shares	537,548

Class R Shares	640,233

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$17.53

CLASS A SHARES:
Net asset value and redemption price per share	$17.47

Maximum sales charge	2.50%
Maximum offering price per share	$17.92

CLASS B SHARES:
Net asset value and offering price per share*	$17.48

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$17.45

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$17.46

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Index 500 Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$3,638
Dividends	2,851,405
Dividends on securities of affiliated company	1,032

Total Investment Income	2,856,075

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	238,877
Class B Shares	26,214
Class R Shares	27,691
Shareholder servicing fees:
Class K Shares	14,085
Investment advisory fees	236,348
Administration fees	167,891
Transfer agency/record keeping fees	120,887
Custody fees	64,582
Legal and audit fees	39,530
Registration and filing fees	35,164
Trustees’ fees and expenses	32,519
Other	58,384

Total Expenses	1,062,172
Fees waived by distributor	(108,658)

Net Expenses	953,514

NET INVESTMENT INCOME	1,902,561

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	11,513,644
Security transactions of affiliated company	2,110
Futures contracts	890,305
Net change in unrealized appreciation/(depreciation) of:
Securities	(1,102,461)
Futures contracts	(574,348)

Net realized and unrealized gain on investments	10,729,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,631,811

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income	$1,902,561	$3,140,500
Net realized gain from security transactions and futures contracts	12,406,059	30,119,047
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	(1,676,809)	(24,820,177)

Net increase in net assets resulting from operations	12,631,811	8,439,370
Dividends to shareholders from net investment income:
Class Y Shares	(168,320)	(223,953)
Class A Shares	(1,693,019)	(2,546,115)
Class B Shares	(34,300)	(70,724)
Class K Shares	(85,456)	(161,485)
Class R Shares	(80,813)	(88,948)
Distributions to shareholders from net realized gains:
Class Y Shares	(1,929,423)	(1,928,128)
Class A Shares	(21,219,968)	(24,011,378)
Class B Shares	(516,915)	(960,180)
Class K Shares	(1,075,571)	(1,648,028)
Class R Shares	(1,271,148)	(1,099,103)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	958,991	4,749,367
Class A Shares	5,573,220	(20,302,173)
Class B Shares	(1,261,288)	(4,629,896)
Class K Shares	(2,561,032)	(3,166,364)
Class R Shares	1,484,825	2,912,574

Net decrease in net assets	(11,248,406)	(44,735,164)
NET ASSETS:
Beginning of period	237,514,467	282,249,631

End of period	$226,266,061	$237,514,467

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(148,450)	$10,897

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$508,682	$9,334,686
Issued as reinvestment of dividends and distributions	2,052,577	2,077,979
Redeemed	(1,602,268)	(6,663,298)

Net increase	$958,991	$4,749,367

Class A Shares:
Sold *	$14,797,561	$29,996,430
Issued as reinvestment of dividends and distributions	19,598,183	22,406,858
Redeemed	(28,822,524)	(72,705,461)

Net increase/(decrease)	$5,573,220	$(20,302,173)

Class B Shares:
Sold	$75,806	$181,133
Issued as reinvestment of dividends and distributions	447,245	835,825
Redeemed *	(1,784,339)	(5,646,854)

Net decrease	$(1,261,288)	$(4,629,896)

Class K Shares:
Sold	$903,375	$2,016,545
Issued as reinvestment of dividends and distributions	1,125,816	1,739,596
Redeemed	(4,590,223)	(6,922,505)

Net decrease	$(2,561,032)	$(3,166,364)

Class R Shares:
Sold	$1,941,632	$5,563,403
Issued as reinvestment of dividends and distributions	1,351,975	1,188,036
Redeemed	(1,808,782)	(3,838,865)

Net increase	$1,484,825	$2,912,574

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	25,547	478,245
Issued as reinvestment of dividends and distributions	117,330	119,333
Redeemed	(80,631)	(370,191)

Net increase	62,246	227,387

Class A Shares:
Sold*	769,275	1,601,155
Issued as reinvestment of dividends and distributions	1,124,540	1,291,077
Redeemed	(1,483,651)	(3,817,663)

Net increase/(decrease)	410,164	(925,431)

Class B Shares:
Sold	4,339	10,249
Issued as reinvestment of dividends and distributions	25,664	48,215
Redeemed*	(92,114)	(294,807)

Net decrease	(62,111)	(236,343)

Class K Shares:
Sold	45,971	105,906
Issued as reinvestment of dividends and distributions	64,659	100,332
Redeemed	(235,218)	(359,717)

Net decrease	(124,588)	(153,479)

Class R Shares:
Sold	99,233	291,213
Issued as reinvestment of dividends and distributions	77,690	68,574
Redeemed	(92,130)	(203,424)

Net increase	84,793	156,363

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$18.94		$20.94	$18.27	$16.76	$25.43	$31.30

Income/(loss) from investment operations:
Net investment income	0.18		0.27	0.28	0.27	0.37	0.49
Net realized and unrealized gain/(loss) on investments	0.86		0.48	5.05	2.18	(6.66)	(4.50)

Total from investment operations	1.04		0.75	5.33	2.45	(6.29)	(4.01)

Less distributions:
Dividends from net investment income	(0.19)		(0.28)	(0.29)	(0.28)	(0.38)	(0.50)
Distributions from net realized gains	(2.26)		(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

Total distributions	(2.45)		(2.75)	(2.66)	(0.94)	(2.38)	(1.86)

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$17.53		$18.94	$20.94	$18.27	$16.76	$25.43

Total return(d)	5.61%		4.89%	29.99%	14.18%	(26.47)%	(13.49)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,925		$17,104	$14,154	$21,021	$27,609	$63,337
Ratio of operating expenses to average net assets	0.64	%(e)	0.65%	0.61%	0.57%	0.55%	0.39%
Ratio of net investment income to average net assets	1.78	%(e)	1.43%	1.38%	1.41%	2.00%	1.70%
Portfolio turnover rate	2%		3%	5%	5%	6%	3%
Ratio of operating expenses to average net assets without expense waivers	0.64	%(e)	0.65%	0.61%	0.57%	0.55%	0.39%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class A Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$18.88		$20.89	$18.22	$16.72	$25.38	$31.24

0.16		0.25	0.25	0.25	0.34	0.42
0.87		0.46	5.05	2.16	(6.64)	(4.48)

1.03		0.71	5.30	2.41	(6.30)	(4.06)

(0.18)		(0.25)	(0.26)	(0.25)	(0.36)	(0.44)
(2.26)		(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

(2.44)		(2.72)	(2.63)	(0.91)	(2.36)	(1.80)

—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$17.47		$18.88	$20.89	$18.22	$16.72	$25.38

5.55%		4.69%	29.88%	13.98%	(26.59)%	(13.68)%

$184,319		$191,446	$231,167	$201,950	$196,811	$317,990
0.79	%(e)	0.80%	0.76%	0.72%	0.71%	0.60%
1.63	%(e)	1.30%	1.23%	1.26%	1.87%	1.46%
2%		3%	5%	5%	6%	3%
0.89	%(e)	0.90%	0.86%	0.82%	0.81%	0.64%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$18.89		$20.90	$18.23	$16.73	$25.39	$31.25

Income/(loss) from investment operations:
Net investment income	0.12		0.18	0.18	0.18	0.28	0.35
Net realized and unrealized gain/(loss) on investments	0.87		0.46	5.05	2.16	(6.64)	(4.49)

Total from investment operations	0.99		0.64	5.23	2.34	(6.36)	(4.14)

Less distributions:
Dividends from net investment income	(0.14)		(0.18)	(0.19)	(0.18)	(0.30)	(0.36)
Distributions from net realized gains	(2.26)		(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

Total distributions	(2.40)		(2.65)	(2.56)	(0.84)	(2.30)	(1.72)

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$17.48		$18.89	$20.90	$18.23	$16.73	$25.39

Total return(d)	5.35%		4.32%	29.42%	13.58%	(26.83)%	(13.91)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$4,462		$5,994	$11,571	$16,642	$24,338	$49,290
Ratio of operating expenses to average net assets	1.14	%(e)	1.15%	1.11%	1.07%	1.05%	0.89%
Ratio of net investment income to average net assets	1.25	%(e)	0.94%	0.89%	0.91%	1.52%	1.19%
Portfolio turnover rate	2%		3%	5%	5%	6%	3%
Ratio of operating expenses to average net assets without expense waivers	1.64	%(e)	1.65%	1.61%	1.57%	1.55%	1.39%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class B Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

K Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$18.86		$20.87	$18.21	$16.71	$25.37	$31.22

0.15		0.23	0.23	0.23	0.33	0.42
0.87		0.46	5.04	2.16	(6.65)	(4.48)

1.02		0.69	5.27	2.39	(6.32)	(4.06)

(0.17)		(0.23)	(0.24)	(0.23)	(0.34)	(0.43)
(2.26)		(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

(2.43)		(2.70)	(2.61)	(0.89)	(2.34)	(1.79)

—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$17.45		$18.86	$20.87	$18.21	$16.71	$25.37

5.50%		4.58%	29.71%	13.88%	(26.67)%	(13.67)%

$9,382		$12,490	$17,025	$32,558	$49,686	$122,021
0.89	%(e)	0.90%	0.86%	0.82%	0.79%	0.64%
1.51	%(e)	1.19%	1.15%	1.17%	1.76%	1.44%
2%		3%	5%	5%	6%	3%
0.89	%(e)	0.90%	0.86%	0.82%	0.79%	0.64%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$18.87		$20.88	$18.21	$16.71	$25.38	$31.24

Income/(loss) from investment operations:
Net investment income	0.13		0.18	0.18	0.18	0.27	0.34
Net realized and unrealized gain/(loss) on investments	0.86		0.46	5.05	2.16	(6.64)	(4.48)

Total from investment operations	0.99		0.64	5.23	2.34	(6.37)	(4.14)

Less distributions:
Dividends from net investment income	(0.14)		(0.18)	(0.19)	(0.18)	(0.30)	(0.36)
Distributions from net realized gains	(2.26)		(2.47)	(2.37)	(0.66)	(2.00)	(1.36)

Total distributions	(2.40)		(2.65)	(2.56)	(0.84)	(2.30)	(1.72)

Short-term trading fees	—		—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$17.46		$18.87	$20.88	$18.21	$16.71	$25.38

Total return(d)	5.36%		4.32%	29.45%	13.59%	(26.89)%	(13.92)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,178		$10,480	$8,332	$6,492	$6,231	$7,026
Ratio of operating expenses to average net assets	1.14	%(e)	1.16%	1.11%	1.07%	1.06%	0.88%
Ratio of net investment income to average net assets	1.28	%(e)	0.94%	0.88%	0.91%	1.50%	1.21%
Portfolio turnover rate	2%		3%	5%	5%	6%	3%
Ratio of operating expenses to average net assets without expense waivers	1.14	%(e)	1.16%	1.11%	1.07%	1.06%	0.88%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$226,864,744	$(58,513)
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$226,864,744	$(58,513)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on average daily net assets exceeding $500 million. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.20% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $167,891 before payment of sub-administration fees and $113,394 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.1421% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the period ended December 31, 2012, Comerica Bank was paid $601 for its administrative, record keeping and other related services provided to the Fund.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the period ended December 31, 2012, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund amounting to $95,551 and $13,107, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Comerica Bank and Comerica Securities, Inc. (“Comerica Securities”), a wholly owned subsidiary of Comerica Bank, are among the Service

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Organizations who may receive fees from the Fund under the Plan. For the period ended December 31, 2012, the Fund paid $213 to Comerica Securities and $605 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $5,532,089 and $24,891,234, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $134,888,373, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $3,184,774 and net appreciation for financial reporting purposes was $131,703,599. At December 31, 2012, aggregate cost for financial reporting purposes was $95,161,145.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of December 31, 2012 is as follows:

Derivatives	Liability Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location:	$(58,513	)*
	Net Assets—Net Unrealized Depreciation

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the period ended December 31, 2012, the Fund had the following derivative activity:

Derivative	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$890,305	$(574,348)

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

At December 31, 2012, the Fund had the following open financial futures contracts*:

	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Depreciation
S&P 500 E Mini Index Futures, March 2013	151	$10,780,268	$10,721,755	$(58,513)

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the period ended December 31, 2012, the Fund held the following securities of a company that could be deemed to be an affiliated company:

		Purchased		Sold
Company	Value at 6/30/12	Cost	Shares	Proceeds	Shares	Value at 12/31/12	Dividend Income	Realized Gain
Comerica Incorporated	$110,648	$—	—	$11,325	371	$98,059	$1,032	$2,110

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $1,254.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$10,989	$(10,989)	$—

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2012	$3,807,743	$28,930,299	$32,738,042
June 30, 2011	4,453,855	32,191,541	36,645,396

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$441,312	$18,878,078	$129,340,587	$148,659,977

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments, deferred trustees’ fees and return of capital basis adjustments.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public

Munder Index 500 Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures

A description of World’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer

and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.

255 East Brown Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNINDEX 1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Integrity Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

Table of

Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Statement of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
15	Notes to Financial Statements

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell Midcap® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

Equity markets rallied for much of the six months ended December 31, 2012 despite continued uncertainty around Europe, the pending fiscal cliff and the fall elections here in the U.S. Coordinated efforts by central banks to continue stimulating their economies, low interest rate levels, reasonable valuations and a rebound in U.S. housing were all positives. Equity markets posted healthy gains as economic data in the U.S. continued its trajectory of improvement, sentiment out of Europe improved and signs of re-acceleration in China emerged. The best performing sectors were cyclicals led by materials, industrials and consumer discretionary which posted double digit returns. Utilities lagged posting slight gains as investors rotated away from defensive areas of the market. Mid-cap value stocks outperformed mid-cap growth stocks.

SECTOR DIVERSIFICATION
Financials	23.6%
Industrials	10.6
Information Technology	8.6
Utilities	7.7
Energy	7.2
Consumer Discretionary	7.2
Health Care	6.9
Materials	5.4
Other	22.8

Net Assets	100.0

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 9.77%, underperforming the Russell Midcap® Value Index, which returned 9.95% over the same period.

Notable contributors to the Fund’s performance during the past six months included: The Warnaco Group Inc., which manufactures intimate apparel, menswear, and accessories; PolyOne Corp., which manufactures specialized polymer materials; NRG Energy Inc., which owns and operates power generation facilities; Marathon Petroleum Corp., which provides

ii

oil refinery services; and Gulfport Energy Corp., which explores for oil and natural gas.

Notable detractors to the Fund’s performance during the past six months included: TreeHouse Foods Inc., which manufactures pickles, coffee creamer, sauces and salad dressing; Spirit AeroSystems Holdings Inc., which designs and manufactures aerostructures; Intersil Corp., which designs and manufactures analog semiconductors; Endo Health Solutions Inc, which operates as a holding company that provides health care services; and Con-Way Inc., which provides transportation, logistics and supply-chain management services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: American Campus Communities Inc, a student housing real estate investment trust (REIT); Helix Energy Solutions Group Inc., an energy services provider; H.B. Fuller Co., a specialty chemical maker; Sprint Nextel Corp., a wireless telecom carrier; and Whirlpool Corp., a home appliance manufacturer.

The team funded these positions in part by selling the Fund’s positions in: Applied Materials Inc., a semiconductor capital equipment maker; BankUnited Inc., which operates as a national commercial bank; Gap Inc., a specialty apparel retailer; LifePoint Hospitals Inc., an operator of hospitals; and Unum Group, a provider of life insurance.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies (approximately 800 of the smallest securities in the Russell

iii

1000® Index, which includes approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,097.70	$6.61	1.25%
Class A	$1,000.00	$1,096.10	$7.92	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$1,017.64	$7.63	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 82.0%
Consumer Discretionary — 7.2%
Auto Components — 0.7%
315	TRW Automotive Holdings Corp †	$16,887

Hotels, Restaurants & Leisure — 1.4%
1,434	MGM Resorts International †	16,692
390	Wyndham Worldwide Corp	20,752

		37,444

Household Durables — 1.4%
1,075	DR Horton Inc	21,263
160	Whirlpool Corp	16,280

		37,543

Leisure Equipment & Products — 0.7%
645	Brunswick Corp/DE	18,763

Media — 0.7%
944	Gannett Co Inc	17,001

Multiline Retail — 0.9%
584	Macy’s Inc	22,788

Specialty Retail — 1.4%
485	Abercrombie & Fitch Co, Class A	23,266
860	Express Inc †	12,977

		36,243

Total Consumer Discretionary		186,669

Consumer Staples — 4.1%
Beverages — 1.6%
430	Beam Inc	26,269
475	Constellation Brands Inc, Class A †	16,810

		43,079

Food Products — 2.5%
905	Dean Foods Co †	14,941
294	Hain Celestial Group Inc/The †	15,941
201	JM Smucker Co/The	17,334
780	Smithfield Foods Inc †	16,825

		65,041

Total Consumer Staples		108,120

See Notes to Financial Statements.

1

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 7.2%
Energy Equipment & Services — 3.1%
375	Cameron International Corp †	$21,172
231	Diamond Offshore Drilling Inc	15,699
583	Helix Energy Solutions Group Inc †	12,033
430	Noble Corp	14,973
821	Superior Energy Services Inc †	17,011

		80,888

Oil, Gas & Consumable Fuels — 4.1%
250	Continental Resources Inc/OK †	18,373
531	Gulfport Energy Corp †	20,295
440	Marathon Petroleum Corp	27,720
249	Noble Energy Inc	25,333
481	PDC Energy Inc †	15,974

		107,695

Total Energy		188,583

Financials — 23.6%
Capital Markets — 3.0%
153	Affiliated Managers Group Inc †	19,913
490	Ameriprise Financial Inc	30,689
1,061	Invesco Ltd	27,681

		78,283

Commercial Banks — 6.0%
617	Comerica Inc	18,720
1,565	Fifth Third Bancorp	23,772
2,450	First Horizon National Corp	24,279
3,449	KeyCorp	29,041
2,360	Regions Financial Corp	16,803
850	SunTrust Banks Inc	24,098
925	Zions Bancorporation	19,795

		156,508

Insurance — 6.2%
554	American Financial Group Inc/OH	21,894
519	Arch Capital Group Ltd †	22,846
560	Arthur J Gallagher & Co	19,404
880	Fidelity National Financial Inc, Class A	20,724
2,055	Genworth Financial Inc, Class A †	15,433
960	Hartford Financial Services Group Inc	21,543

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
833	Lincoln National Corp	$21,575
476	WR Berkley Corp	17,964

		161,383

Real Estate Investment Trusts (REITs) — 7.7%
575	American Campus Communities Inc	26,525
1,514	DDR Corp	23,709
2,133	DiamondRock Hospitality Co	19,197
1,054	General Growth Properties Inc	20,922
634	HCP Inc	28,644
385	Kilroy Realty Corp	18,237
3,250	NorthStar Realty Finance Corp	22,880
605	Prologis Inc	22,077
789	UDR Inc	18,762

		200,953

Real Estate Management & Development — 0.7%
210	Jones Lang LaSalle Inc	17,628

Total Financials		614,755

Health Care — 6.9%
Health Care Equipment & Supplies — 1.7%
770	Hologic Inc †	15,423
425	Zimmer Holdings Inc	28,331

		43,754

Health Care Providers & Services — 3.0%
607	Cigna Corp	32,450
1,037	HealthSouth Corp †	21,891
475	Universal Health Services Inc, Class B	22,966

		77,307

Pharmaceuticals — 2.2%
455	Endo Health Solutions Inc †	11,953
794	Forest Laboratories Inc †	28,044
216	Watson Pharmaceuticals Inc †	18,576

		58,573

Total Health Care		179,634

See Notes to Financial Statements.

3

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials — 10.6%
Aerospace & Defense — 3.8%
475	B/E Aerospace Inc †	$23,465
260	Esterline Technologies Corp †	16,539
687	Hexcel Corp †	18,522
1,451	Spirit Aerosystems Holdings Inc, Class A †	24,623
595	Textron Inc	14,750

		97,899

Building Products — 0.7%
462	Owens Corning †	17,089

Construction & Engineering — 0.8%
1,070	Dycom Industries Inc †	21,186

Electrical Equipment — 0.9%
455	Eaton Corp PLC	24,661

Machinery — 2.9%
908	ITT Corp	21,302
585	Oshkosh Corp †	17,345
264	Stanley Black & Decker Inc	19,528
380	Timken Co	18,176

		76,351

Road & Rail — 1.5%
217	Kansas City Southern	18,115
589	Old Dominion Freight Line Inc †	20,191

		38,306

Total Industrials		275,492

Information Technology — 8.6%
Communications Equipment — 0.5%
800	Ciena Corp †	12,560

Electronic Equipment, Instruments & Components — 2.7%
640	Arrow Electronics Inc †	24,371
1,300	Jabil Circuit Inc	25,077
1,830	Vishay Intertechnology Inc †	19,453

		68,901

Semiconductors & Semiconductor Equipment — 3.3%
1,242	Fairchild Semiconductor International Inc †	17,885
1,760	Intersil Corp, Class A	14,590
2,690	LSI Corp †	19,045

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
1,075	Teradyne Inc †	$18,157
3,395	TriQuint Semiconductor Inc †	16,432

		86,109

Software — 2.1%
2,000	Compuware Corp †	21,740
763	Parametric Technology Corp †	17,175
790	Progress Software Corp †	16,582

		55,497

Total Information Technology		223,067

Materials — 5.4%
Chemicals — 3.1%
289	Ashland Inc	23,238
309	FMC Corp	18,083
462	HB Fuller Co	16,087
1,107	PolyOne Corp	22,605

		80,013

Containers & Packaging — 0.8%
322	Rock-Tenn Co, Class A	22,511

Metals & Mining — 1.5%
415	Carpenter Technology Corp	21,427
647	RTI International Metals Inc †	17,831

		39,258

Total Materials		141,782

Telecommunication Services — 0.7%
Wireless Telecommunication Services — 0.7%
3,225	Sprint Nextel Corp†	18,286

Utilities — 7.7%
Electric Utilities — 5.1%
619	Edison International	27,972
1,070	Great Plains Energy Inc	21,732
692	Northeast Utilities	27,043
1,501	NV Energy Inc	27,228
1,003	PPL Corp	28,716

		132,691

See Notes to Financial Statements.

5

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Gas Utilities — 0.9%
704	UGI Corp	$23,028

Independent Power Producers & Energy Traders — 1.1%
1,227	NRG Energy Inc	28,209

Multi-Utilities — 0.6%
365	Alliant Energy Corp	16,027

Total Utilities		199,955

TOTAL COMMON STOCKS
(Cost $1,999,818)		2,136,343

INVESTMENT COMPANY — 2.7%
(Cost $70,536)
70,536	State Street Institutional U.S. Government Money Market Fund	70,536

TOTAL INVESTMENTS
(Cost $2,070,354)	84.7%	2,206,879
OTHER ASSETS AND LIABILITIES (Net)	15.3	398,809

NET ASSETS	100.0%	$2,605,688

†	Non-income producing security.

(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Integrity Mid-Cap Value Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$2,206,879
Cash	476
Dividends and interest receivable	2,243
Receivable from Advisor	68,972
Receivable for investment securities sold	38,182
Receivable for Fund shares sold	356,641
Prepaid expenses and other assets	1,796

Total Assets	2,675,189

LIABILITIES:
Payable for investment securities purchased	25,595
Trustees’ fees and expenses payable	12,837
Administration fees payable	5,427
Investment advisory fees payable	1,404
Custody fees payable	1,013
Transfer agency/record keeping fees payable	143
Distribution and shareholder servicing fees payable — Class A Shares	24
Accrued expenses and other payables	23,058

Total Liabilities	69,501

NET ASSETS	$2,605,688

Investments, at cost	$2,070,354

See Notes to Financial Statements.

8

NET ASSETS consist of:
Distributions in excess of net investment income	$(298)
Accumulated net realized loss on investments sold	(54,552)
Net unrealized appreciation of investments	136,525
Paid-in capital	2,524,013

$2,605,688

NET ASSETS:
Class Y Shares	$2,132,281

Class A Shares	$473,407

SHARES OUTSTANDING:
Class Y Shares	198,326

Class A Shares	44,034

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.75

CLASS A SHARES:
Net asset value and redemption price per share	$10.75

Maximum sales charge	5.50%
Maximum offering price per share	$11.38

See Notes to Financial Statements.

9

Munder Integrity Mid-Cap Value Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$10
Dividends	17,215

Total Investment Income	17,225

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	139
Administration fees	32,255
Registration and filing fees	21,364
Legal and audit fees	17,397
Trustees’ fees and expenses	15,956
Custody fees	11,837
Investment advisory fees	7,530
Transfer agency/record keeping fees	479
Other	13,755

Total Expenses	120,712
Expenses reimbursed by Advisor	(108,020)

Net Expenses	12,692

NET INVESTMENT INCOME	4,533

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(28,525)
Net change in unrealized appreciation/(depreciation) of securities	209,436

Net realized and unrealized gain on investments	180,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,444

See Notes to Financial Statements.

10

Munder Integrity Mid-Cap Value Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012*
Net investment income	$4,533	$3,447
Net realized loss from security transactions	(28,525)	(26,027)
Net change in net unrealized appreciation/(depreciation) of securities	209,436	(72,911)

Net increase/(decrease) in net assets resulting from operations	185,444	(95,491)
Dividends to shareholders from net investment income:
Class Y Shares	(7,884)	(209)
Class A Shares	(142)	(99)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	241,810	1,817,650
Class A Shares	356,783	107,826

Net increase in net assets	776,011	1,829,677
NET ASSETS:
Beginning of period	1,829,677	—

End of period	$2,605,688	$1,829,677

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(298)	$3,195

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

11

Munder Integrity Mid-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012*
Amount
Class Y Shares:
Sold	$233,926	$1,817,441
Issued as reinvestment of dividends	7,884	209

Net increase	$241,810	$1,817,650

Class A Shares:
Sold	$356,641	$107,727
Issued as reinvestment of dividends	142	99

Net increase	$356,783	$107,826

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

12

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012*
Shares
Class Y Shares:
Sold	22,301	175,261
Issued as reinvestment of dividends	741	23

Net increase	23,042	175,284

Class A Shares:
Sold	33,176	10,834
Issued as reinvestment of dividends	13	11

Net increase	33,189	10,845

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

13

Munder Integrity Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares			A Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)
Net asset value, beginning of period	$9.83		$10.00	$9.82		$10.00

Income/(loss) from investment operations:
Net investment income	0.02		0.06	0.01		0.02
Net realized and unrealized gain/(loss) on investments	0.94		(0.21)	0.93		(0.19)

Total from investment operations	0.96		(0.15)	0.94		(0.17)

Less distributions:
Dividends from net investment income	(0.04)		(0.02)	(0.01)		(0.01)

Total distributions	(0.04)		(0.02)	(0.01)		(0.01)

Net asset value, end of period	$10.75		$9.83	$10.75		$9.82

Total return(c)	9.77%		(1.48)%	9.61%		(1.70)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,132		$1,723	$473		$107
Ratio of operating expenses to average net assets	1.25	%(d)	1.25%	1.50	%(d)	1.50%
Ratio of net investment income to average net assets	0.47	%(d)	0.58%	0.20	%(d)	0.22%
Portfolio turnover rate	34%		46%	34%		46%
Ratio of operating expenses to average net assets without expense reimbursements	12.00	%(d)	28.48%	12.41	%(d)	113.21%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for fee waivers and/or expense reimbursements.

(d)	Annualized.

See Notes to Financial Statements.

14

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale

15

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$2,206,879
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$2,206,879

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally,

17

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods presented.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily at an annual rate of 0.75% on the first $500 million of its average daily net assets; and 0.70% on average daily net assets exceeding $500 million. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.75% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the period ended December 31, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $108,020, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

18

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2012, the total amount eligible for repayment to the Advisor was $371,857, of which $263,837 expires in 2015 and $108,020 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $32,255 before payment of sub-administration fees and $20,833 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 3.2127% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the

19

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $844,161 and $661,126, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $173,157, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $36,632 and net appreciation for financial reporting purposes was $136,525. At December 31, 2012, aggregate cost for financial reporting purposes was $2,070,354.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%.

20

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $10.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$56	$—	$(56)

During the year ended June 30, 2012, dividends of $308 were paid to shareholders from ordinary income.

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post October Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$3,195	$(17,308)	$(7,372)	$(74,258)	$(95,743)

The differences between book and tax distributable earnings were primarily due to wash sales.

21

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $7,372 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $7,372 in short-term capital losses. These losses are subject to limitations.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $17,308.

9.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

22

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

11.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

23

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNMCV1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Integrity Small/Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
15	Notes to Financial Statements

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of

Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Small/Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of small and medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2500TM Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

Equity markets rallied for much of the six months ended December 31, 2012 despite continued uncertainty around Europe, the pending fiscal cliff and the fall elections here in the U.S. Coordinated efforts by central banks to continue stimulating their economies, low interest rate levels, reasonable valuations and a rebound in U.S. housing were all positives. Equity markets posted healthy gains as economic data in the U.S. continued its trajectory of improvement, sentiment out of Europe improved and signs of re-acceleration in China emerged. The best performing sectors were cyclicals led by materials, industrials and consumer discretionary which posted double digit returns. Utilities lagged posting slight gains as investors rotated away from defensive areas of the market. SMID value stocks outperformed SMID growth stocks.

SECTOR DIVERSIFICATION
Financials	28.0%
Industrials	12.2%
Information Technology	11.1%
Consumer Discretionary	10.8%
Materials	8.2%
Utilities	7.2%
Energy	5.6%
Health Care	5.5%
Other	11.4%

Net Assets	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 7.91%, underperforming the Russell 2500TM Value Index, which returned 10.23% over the same period.

Notable contributors to the Fund’s performance during the past six months included: The Warnaco Group Inc., which manufactures intimate apparel,

menswear, and accessories; The Ryland Group Inc., a home construction and a mortgage-finance company; PolyOne Corp., which manufactures specialized

ii

polymer materials; Northstar Realty Finance Corp., which engages in acquiring, financing, operating and securitizing real estate investments; and Gulfport Energy Corp., which explores for oil and natural gas.

Notable detractors to the Fund’s performance during the past six months included: Spirit AeroSystems Holdings Inc., which designs and manufactures aerostructures; Stone Energy Corp., which acquires, explores, develops, and produces oil and natural gas properties; Noranda Aluminum Holding Corp., which manufactures aluminum products; Intersil Corp., which designs and manufactures analog semiconductors; and Innophos Holdings Inc., which produces specialty phosphates.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: American Campus Communities Inc., a student housing real estate investment trust (REIT); Express Inc., which operates specialty retail apparel stores; H.B. Fuller Co., a specialty chemical maker; LSI Corp, a semiconductor manufacturer; and TriQuint Semiconductor Inc., a semiconductor manufacturer.

The team funded these positions in part by selling the Fund’s positions in: BankUnited Inc., which operates as a national commercial bank; Casey’s General Stores Inc., a convenience store operator; International Rectifier Corp., a semiconductor manufacturer; Northeast Utilities, a provider of utility services; and The Hanover Insurance Group Inc., a property and casualty insurer.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell

iii

3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

vi

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,079.10	$6.55	1.25%
Class A	$1,000.00	$1,078.60	$7.86	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$1,017.64	$7.63	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 89.8%
Consumer Discretionary — 10.8%
Auto Components — 0.6%
116	Dana Holding Corp	$1,811

Hotels, Restaurants & Leisure — 2.4%
48	CEC Entertainment Inc	1,593
139	Ruby Tuesday Inc †	1,092
89	Wyndham Worldwide Corp	4,736

		7,421

Household Durables — 3.4%
185	DR Horton Inc	3,659
90	La-Z-Boy Inc	1,274
108	Ryland Group Inc/The	3,942
15	Whirlpool Corp	1,526

		10,401

Leisure Equipment & Products — 0.8%
85	Brunswick Corp/DE	2,473

Media — 0.7%
114	Gannett Co Inc	2,053

Specialty Retail — 2.3%
45	Abercrombie & Fitch Co, Class A	2,159
59	Asbury Automotive Group Inc †	1,890
31	Children’s Place Retail Stores Inc/The †	1,373
105	Express Inc †	1,584

		7,006

Textiles, Apparel & Luxury Goods — 0.6%
28	Warnaco Group Inc/The †	2,004

Total Consumer Discretionary		33,169

Consumer Staples — 1.2%
Food Products — 1.2%
38	Hain Celestial Group Inc/The †	2,060
75	Smithfield Foods Inc †	1,618

Total Consumer Staples		3,678

Energy — 5.6%
Energy Equipment & Services — 2.4%
107	Forum Energy Technologies Inc †	2,648
129	Helix Energy Solutions Group Inc †	2,663

See Notes to Financial Statements.

1

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Energy Equipment & Services (Continued)
92	Superior Energy Services Inc †	$1,906

		7,217

Oil, Gas & Consumable Fuels — 3.2%
42	Energen Corp	1,894
78	Gulfport Energy Corp †	2,981
233	Kodiak Oil & Gas Corp †	2,062
87	PDC Energy Inc †	2,889

		9,826

Total Energy		17,043

Financials — 28.0%
Capital Markets — 2.1%
166	Investment Technology Group Inc †	1,494
172	Janus Capital Group Inc	1,466
67	KBW Inc	1,025
66	Waddell & Reed Financial Inc, Class A	2,298

		6,283

Commercial Banks — 10.7%
213	BancorpSouth Inc	3,097
105	First Financial Bancorp	1,535
350	First Horizon National Corp	3,469
215	First Niagara Financial Group Inc	1,705
126	Glacier Bancorp Inc	1,854
395	Huntington Bancshares Inc/OH	2,524
227	KeyCorp	1,911
217	National Penn Bancshares Inc	2,022
100	Sterling Financial Corp/WA	2,088
267	Susquehanna Bancshares Inc	2,798
889	Synovus Financial Corp	2,178
213	Western Alliance Bancorp †	2,243
35	Wintrust Financial Corp	1,285
186	Zions Bancorporation	3,980

		32,689

Insurance — 6.1%
91	American Financial Group Inc/OH	3,596
99	Arch Capital Group Ltd †	4,358
210	CNO Financial Group Inc	1,959
92	Fidelity National Financial Inc, Class A	2,167

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance (Continued)
265	Genworth Financial Inc, Class A †	$1,990
50	ProAssurance Corp	2,109
67	WR Berkley Corp	2,529

		18,708

Real Estate Investment Trusts (REITs) — 9.1%
88	American Campus Communities Inc	4,059
35	BRE Properties Inc	1,779
196	CubeSmart	2,856
160	DDR Corp	2,506
302	DiamondRock Hospitality Co	2,718
15	Federal Realty Investment Trust	1,560
241	Lexington Realty Trust	2,518
178	Medical Properties Trust Inc	2,129
446	NorthStar Realty Finance Corp	3,140
54	Ryman Hospitality Properties Inc	2,077
226	Sunstone Hotel Investors Inc †	2,421

		27,763

Total Financials		85,443

Health Care — 5.5%
Health Care Equipment & Supplies — 0.7%
100	Hologic Inc †	2,003

Health Care Providers & Services — 3.8%
239	Health Management Associates Inc, Class A †	2,227
144	HealthSouth Corp †	3,040
38	Magellan Health Services Inc †	1,862
60	Universal Health Services Inc, Class B	2,901
30	WellCare Health Plans Inc †	1,461

		11,491

Pharmaceuticals — 1.0%
60	Endo Health Solutions Inc †	1,576
80	Impax Laboratories Inc †	1,639

		3,215

Total Health Care		16,709

Industrials — 12.2%
Aerospace & Defense — 4.3%
64	B/E Aerospace Inc †	3,162
56	Esterline Technologies Corp †	3,562

See Notes to Financial Statements.

3

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Aerospace & Defense (Continued)
70	Hexcel Corp †	$1,887
187	Spirit Aerosystems Holdings Inc, Class A †	3,173
60	Textron Inc	1,488

		13,272

Air Freight & Logistics — 0.4%
26	Atlas Air Worldwide Holdings Inc †	1,152

Building Products — 0.8%
65	Owens Corning †	2,404

Commercial Services & Supplies — 1.5%
33	Consolidated Graphics Inc †	1,153
105	Deluxe Corp	3,385

		4,538

Construction & Engineering — 2.2%
128	Dycom Industries Inc †	2,534
81	EMCOR Group Inc	2,804
96	Primoris Services Corp	1,444

		6,782

Machinery — 1.3%
22	Gardner Denver Inc	1,507
50	Timken Co	2,391

		3,898

Road & Rail — 1.7%
28	Genesee & Wyoming Inc, Class A †	2,130
90	Old Dominion Freight Line Inc †	3,085

		5,215

Total Industrials		37,261

Information Technology — 11.1%
Communications Equipment — 1.3%
167	Arris Group Inc †	2,495
91	Ciena Corp †	1,429

		3,924

Electronic Equipment, Instruments & Components — 3.5%
75	Arrow Electronics Inc †	2,856
120	Jabil Circuit Inc	2,315

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Electronic Equipment, Instruments & Components (Continued)
57	Plexus Corp †	$1,470
189	TTM Technologies Inc †	1,739
224	Vishay Intertechnology Inc †	2,381

		10,761

Semiconductors & Semiconductor Equipment — 4.3%
192	Fairchild Semiconductor International Inc †	2,765
388	Integrated Device Technology Inc †	2,832
223	Intersil Corp, Class A	1,849
275	LSI Corp †	1,947
128	Teradyne Inc †	2,162
340	TriQuint Semiconductor Inc †	1,645

		13,200

Software — 2.0%
180	Compuware Corp †	1,957
83	Parametric Technology Corp †	1,868
105	Progress Software Corp †	2,204

		6,029

Total Information Technology		33,914

Materials — 8.2%
Chemicals — 3.5%
26	Ashland Inc	2,091
63	HB Fuller Co	2,193
40	Minerals Technologies Inc	1,597
143	PolyOne Corp	2,920
37	Rockwood Holdings Inc	1,830

		10,631

Containers & Packaging — 0.9%
41	Rock-Tenn Co, Class A	2,866

Metals & Mining — 3.0%
39	Carpenter Technology Corp	2,014
47	Kaiser Aluminum Corp	2,899
309	Noranda Aluminum Holding Corp	1,888
89	RTI International Metals Inc †	2,453

		9,254

Paper & Forest Products — 0.8%
85	Buckeye Technologies Inc	2,441

Total Materials		25,192

See Notes to Financial Statements.

5

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities — 7.2%
Electric Utilities — 4.2%
66	El Paso Electric Co	$2,106
99	Great Plains Energy Inc	2,011
54	IDACORP Inc	2,341
196	NV Energy Inc	3,555
133	PNM Resources Inc	2,728

		12,741

Gas Utilities — 1.0%
93	UGI Corp	3,042

Independent Power Producers & Energy Traders — 0.7%
99	NRG Energy Inc	2,276

Multi-Utilities — 1.3%
40	Alliant Energy Corp	1,756
74	Vectren Corp	2,176

		3,932

Total Utilities		21,991

TOTAL COMMON STOCKS
(Cost $244,181)		274,400

INVESTMENT COMPANY — 0.9%
(Cost $2,702)
2,702	State Street Institutional U.S. Government Money Market Fund	2,702

TOTAL INVESTMENTS
(Cost $246,883)	90.7%	277,102
OTHER ASSETS AND LIABILITIES (Net)	9.3	28,369

NET ASSETS	100.0%	$305,471

†	Non-income producing security.

(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Integrity Small/Mid-Cap Value Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$277,102
Cash	67
Dividends and interest receivable	269
Receivable from Advisor	68,234
Receivable for investment securities sold	2,233
Prepaid expenses and other assets	1,808

Total Assets	349,713

LIABILITIES:
Payable for investment securities purchased	75
Trustees’ fees and expenses payable	12,837
Administration fees payable	5,426
Custody fees payable	2,201
Investment advisory fees payable	229
Distribution and shareholder servicing fees payable	41
Transfer agency/record keeping fees payable	30
Accrued expenses and other payables	23,403

Total Liabilities	44,242

NET ASSETS	$305,471

Investments, at cost	$246,883

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$51
Accumulated net realized loss on investments sold	(11,029)
Net unrealized appreciation of investments	30,219
Paid-in capital	286,230

$305,471

NET ASSETS:
Class Y Shares	$106,309

Class A Shares	$199,162

SHARES OUTSTANDING:
Class Y Shares	10,074

Class A Shares	18,871

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.55
CLASS A SHARES:
Net asset value and redemption price per share	$10.55

Maximum sales charge	5.50%
Maximum offering price per share	$11.16

See Notes to Financial Statements.

9

Munder Integrity Small/Mid-Cap Value Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$1
Dividends	3,027

Total Investment Income	3,028

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	239
Administration fees	32,255
Registration and filing fees	21,365
Legal and audit fees	17,371
Trustees’ fees and expenses	15,956
Custody fees	14,497
Investment advisory fees	1,319
Transfer agency/record keeping fees	59
Other	13,795

Total Expenses	116,856
Expenses reimbursed by Advisor	(114,779)

Net Expenses	2,077

NET INVESTMENT INCOME	951

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(274)
Net change in unrealized appreciation of securities	21,684

Net realized and unrealized gain on investments	21,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,361

See Notes to Financial Statements.

10

Munder Integrity Small/Mid-Cap Value Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012*
Net investment income	$951	$435
Net realized loss from security transactions	(274)	(10,755)
Net change in net unrealized appreciation/(depreciation) of securities	21,684	8,535

Net increase/(decrease) in net assets resulting from operations	22,361	(1,785)
Dividends to shareholders from net investment income:
Class Y Shares	(572)	(179)
Class A Shares	(578)	(62)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	572	100,219
Class A Shares	578	184,917

Net increase in net assets	22,361	283,110
NET ASSETS:
Beginning of period	283,110	—

End of period	$305,471	$283,110

Undistributed net investment income	$51	$250

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

11

Munder Integrity Small/Mid-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012*
Amount
Class Y Shares:
Sold	$—	$100,040
Issued as reinvestment of dividends	572	179

Net increase	$572	$100,219

Class A Shares:
Sold	$—	$184,855
Issued as reinvestment of dividends	578	62

Net increase	$578	$184,917

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

12

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012*
Shares
Class Y Shares:
Sold	—	10,000
Issued as reinvestment of dividends	54	20

Net increase	54	10,020

Class A Shares:
Sold	—	18,809
Issued as reinvestment of dividends	55	7

Net increase	55	18,816

*	The Fund commenced operations on July 1, 2011.

See Notes to Financial Statements.

13

Munder Integrity Small/Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares			A Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 06/30/12(b)	Period Ended 12/31/12(b) (Unaudited)		Year Ended 06/30/12(b)
Net asset value, beginning of period	$9.83		$10.00	$9.81		$10.00

Income/(loss) from investment operations:
Net investment income	0.04		0.03	0.03		0.01
Net realized and unrealized gain/(loss) on investments	0.71		(0.18)	0.77		(0.19)

Total from investment operations	0.75		(0.15)	0.80		(0.18)

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.06)		(0.01)

Total distributions	(0.03)		(0.02)	(0.06)		(0.01)

Net asset value, end of period	$10.55		$9.83	$10.55		$9.81

Total return(c)	7.91%		(1.51)%	7.86%		(1.83)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$106		$98	$199		$185
Ratio of operating expenses to average net assets	1.25	%(d)	1.25%	1.50	%(d)	1.50%
Ratio of net investment income to average net assets	0.81	%(d)	0.34%	0.56	%(d)	0.11%
Portfolio turnover rate	29%		58%	29%		58%
Ratio of operating expenses to average net assets without expense reimbursements	79.55	%(d)	142.51%	79.80	%(d)	134.94%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

See Notes to Financial Statments.

14

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Small/Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale

15

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$277,102
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$277,102

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally,

17

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods presented.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily at an annual rate of 0.90% on the first $300 million of its average daily net assets; and 0.85% on average daily net assets exceeding $300 million. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.90% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the period ended December 31, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $114,779, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

18

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2012, the total amount eligible for repayment to the Advisor was $385,456, of which $270,677 expires in 2015 and $114,779 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $32,255 before payment of sub-administration fees and $20,833 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 22.003% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

As of December 31, 2012, the Advisor held of record 69.5% of the outstanding shares of the Fund.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion

19

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $77,541 and $91,753, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $37,213, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $6,994 and net appreciation for financial reporting purposes was $30,219. At December 31, 2012, aggregate cost for financial reporting purposes was $246,883.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any

20

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $1.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid- In Capital
$56	$—	$(56)

During the year ended June 30, 2012, dividends of $241 were paid to shareholders from ordinary income.

21

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post October Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$250	$(1,904)	$(5,138)	$4,822	$(1,970)

The differences between book and tax distributable earnings were primarily due to wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $5,138 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire, consists of $5,138 in short-term capital losses.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $1,904.

9.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition,

22

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

11.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

23

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNSMIDVAL1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder International

Fund — Core Equity

Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. Small Cap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Fund — Core Equity’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International markets rose in the final six months of 2012 as central banks around the globe showed a coordinated commitment toward sparking economic growth through expansionary monetary policy. Several of the troubled southern European markets rebounded over the last few months as the European Central Bank (ECB) showed a commitment to provide aid, and a continued willingness to purchase debt to keep borrowing costs low. All ten economic sectors finished in positive territory. The financials sector was the best, up 21.3%, while the defensive utilities sector returned just 3.3%.

The Fund’s implementation and adherence to the management team’s strict country and sector risk controls allowed the team to focus on stock selection and identification of companies that represent the winners in their particular space.

ii

COUNTRY ALLOCATION*
United Kingdom	16.8%
Japan	15.2%
Canada	8.2%
France	7.7%
Australia	6.5%
Germany	6.3%
Switzerland	5.5%
China	5.2%
South Korea	4.7%
Brazil	3.2%
Taiwan	3.1%
Netherlands	2.8%
Hong Kong	2.4%
Russian Federation	2.4%
Sweden	2.2%
Italy	2.1%
Other	5.7%

Net Assets	100.0%

As a percentage of net assets as of 12/31/12.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 17.16%, outperforming the MSCI ACWI ex USA Index (net dividends), which returned 13.68% over the same period.

Notable contributors to the Fund’s performance during the past six months included: Samsung Electronics Co. Ltd., which manufactures consumer electronics and computer peripherals; KGHM Polska Miedz S.A., which mines for copper and silver; Barclays PLC, which provides global financial services; Aberdeen Asset Management PLC, which provides investment management, unit trust management, and other financial services; and Inmet Mining Corp., which explores and mines for copper, zinc and gold.

Notable detractors to the Fund’s performance during the past six months included: Shimamura Co. Ltd., a women’s apparels and accessories retailer; Mitsubishi Corp., which engages in the distribution of electronics, fuels, metals, and chemicals and provides information technology and professional consulting services; Tokyo Seimitsu Co. Ltd., which manufactures semiconductor and precision measuring devices; Net One Systems Co. Ltd., which provides information technology services network integration operation and related activities; and Nissan Motor Co. Ltd., which manufactures automobiles and other motor vehicles.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: British Sky Broadcasting Group PLC, a pay television broadcasting provider; Heineken NV, a producer and distributor of beverages; Mediclinic International Ltd., an international private hospital operator; Teleperformance SA, a call center operator and telemarketer; and Antofagasta PLC, an owner and operator of copper mines.

iii

The team funded these positions in part by selling the Fund’s positions in: Life Healthcare, a South African health care facility operator; China Mobile, a cellular telecommunication services provider; British American Tobacco, which manufactures, distributes, and sells cigarettes and other tobacco products; Aryzta AG, a producer and retailer of specialty bakery products; and Nikon Corp., a manufacturer of cameras, lenses, and semi-conductor equipment.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The MSCI ACWI ex USA Index measures the equity market performance of large and mid capitalization companies across developed (excluding the U.S.) and emerging markets countries. Returns provided for the MSCI ACWI ex USA Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,171.60	$6.68	1.22%
Class A	$1,000.00	$1,170.40	$8.04	1.47%
Class C	$1,000.00	$1,166.40	$12.12	2.22%
Class I	$1,000.00	$1,173.00	$5.26	0.96%
Hypothetical
Class Y	$1,000.00	$1,019.06	$6.21	1.22%
Class A	$1,000.00	$1,017.80	$7.48	1.47%
Class C	$1,000.00	$1,014.01	$11.27	2.22%
Class I	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a),(c)

COMMON STOCKS — 109.9%
Australia — 6.5%
14,151	Australia & New Zealand Banking Group Ltd	$370,486
8,679	BHP Billiton Ltd	338,942
93,464	Commonwealth Property Office Fund	99,925
2,169	CSL Ltd	122,531
33,675	Insurance Australia Group Ltd	165,611
17,034	Lend Lease Group	165,953
4,375	Ramsay Health Care Ltd	124,295
4,288	Rio Tinto Ltd	298,462
41,499	Telstra Corp Ltd	189,049
2,762	Wesfarmers Ltd	106,581

		1,981,835

Belgium — 1.1%
2,306	Anheuser-Busch InBev NV	201,518
965	Solvay SA	138,913

		340,431

Brazil — 2.6%
8,435	Banco Bradesco SA, ADR (b)	146,516
10,500	Banco do Brasil SA	133,949
4,475	Cielo SA	125,300
10,425	Ez Tec Empreendimentos e Participacoes SA	130,929
6,935	Petroleo Brasileiro SA, ADR (b)	133,846
6,295	Vale SA, ADR (b)	131,943

		802,483

Canada — 8.2%
3,429	Agrium Inc (b)	341,762
8,682	Alimentation Couche Tard Inc, Class B (b)	427,074
2,465	Astral Media Inc, Class A (b)	114,564
3,471	Canadian Imperial Bank of Commerce (b)	279,055
3,777	Husky Energy Inc (b)	111,635
2,500	Inmet Mining Corp (b)	186,011
2,064	National Bank of Canada (b)	160,273
4,155	Pacific Rubiales Energy Corp (b)	96,534
4,766	Royal Bank of Canada (b)	286,909
2,730	Stantec Inc (b)	109,096
11,199	Suncor Energy Inc (b)	368,271

		2,481,184

China — 5.2%
464,275	Bank of China Ltd, H Shares	211,392
89,875	China Oilfield Services Ltd, H Shares	185,871

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
China (Continued)
194,575	China Railway Construction Corp Ltd, H Shares	$223,775
74,750	CNOOC Ltd	164,133
284,250	Industrial & Commercial Bank of China Ltd, H Shares	204,992
178,500	Lenovo Group Ltd	163,183
103,850	Uni-President China Holdings Ltd	111,013
508,225	Zijin Mining Group Co Ltd, H Shares	204,961
76,750	Zoomlion Heavy Industry Science and Technology Co Ltd, H Shares	115,862

		1,585,182

Denmark — 1.8%
15	AP Moeller – Maersk A/S, Class B	114,817
2,685	Coloplast A/S, Class B	131,593
724	Novo Nordisk A/S, Class B	118,243
803	Topdanmark A/S †	172,278

		536,931

Finland — 1.5%
5,331	Elisa OYJ	119,127
7,156	Huhtamaki OYJ	116,112
7,529	Pohjola Bank PLC, Series A	112,431
3,643	Sampo OYJ, A Shares	117,801

		465,471

France — 7.7%
2,332	Alstom SA	95,558
1,607	Arkema SA	168,967
1,850	AtoS	131,823
4,814	BNP Paribas SA	271,351
3,377	Cie Generale des Etablissements Michelin	320,150
1,019	Dassault Systemes SA	114,072
9,405	European Aeronautic Defence and Space Co NV	368,613
1,878	Ingenico	107,105
1,403	Sanofi	133,054
5,073	Sanofi, ADR (b)	240,359
3,028	Teleperformance SA	109,740
230	Total SA	11,904
3,210	Total SA, ADR (b)	166,952
1,044	Zodiac Aerospace	116,597

		2,356,245

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Germany — 4.8%
1,179	Adidas AG	$105,070
2,599	Bayer AG	246,808
5,895	Deutsche Post AG	129,262
9,699	Freenet AG	179,163
1,714	Fresenius SE & Co KGaA	197,269
4,101	Hannover Rueckversicherung AG	319,200
3,216	RWE AG	132,765
1,982	SAP AG	158,771

		1,468,308

Hong Kong — 2.4%
37,000	BOC Hong Kong Holdings Ltd	116,080
14,825	Cheung Kong Holdings Ltd	229,474
44,875	Cheung Kong Infrastructure Holdings Ltd	275,668
118,900	HKT Trust / HKT Ltd	116,673

		737,895

Indonesia — 0.6%
195,500	Telekomunikasi Indonesia Persero Tbk PT	183,946

Ireland — 0.5%
13,553	Smurfit Kappa Group PLC	161,761

Israel — 0.4%
3,135	NICE Systems Ltd, ADR †,(b)	104,960

Italy — 2.1%
30,422	Enel SpA	126,567
10,439	ENI SpA	257,526
5,382	Prysmian SpA	108,889
9,067	Telecom Italia SpA	8,196
14,900	Telecom Italia SpA, ADR (b)	134,845

		636,023

Japan — 15.2%
9,975	Ajinomoto Co Inc	131,980
14,975	Anritsu Corp	177,945
3,000	Astellas Pharma Inc	134,764
11,900	Bridgestone Corp	308,461
29,700	Chiba Bank Ltd/The	173,764
14,900	Daiwa House Industry Co Ltd	256,381
81	Fuji Media Holdings Inc	122,445
2,000	Hitachi Ltd	11,770
1,525	Hitachi Ltd, ADR (b)	89,868

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Japan (Continued)
10,073	Japan Tobacco Inc	$283,975
2,950	Makita Corp	137,211
100,600	Mizuho Financial Group Inc	184,062
357	Nippon Telegraph & Telephone Corp	14,996
5,070	Nippon Telegraph & Telephone Corp, ADR (b)	106,622
1,470	ORIX Corp	165,873
5,800	Otsuka Holdings Co Ltd	162,834
1,500	Shimamura Co Ltd	145,264
4,450	Softbank Corp	162,833
8,400	Sumitomo Corp	107,669
10,000	Sumitomo Metal Mining Co Ltd	141,115
10,425	Sumitomo Mitsui Financial Group Inc	378,730
29,925	Tokyo Gas Co Ltd	136,816
30,075	Tokyu Land Corp	219,854
3,475	Toyo Suisan Kaisha Ltd	92,610
8,925	Toyota Motor Corp	416,588
6,000	West Japan Railway Co	236,294
11,850	Yokogawa Electric Corp	128,910

		4,629,634

Malaysia — 0.5%
111,826	Alliance Financial Group Bhd	161,030

Mexico — 1.6%
57,775	Alfa SAB de CV, Class A (b)	122,824
93,375	America Movil SAB de CV, Series L (b)	107,560
11,800	Fomento Economico Mexicano SAB de CV, BD Units (b)	118,162
34,121	Grupo Mexico SAB de CV, Series B (b)	123,087

		471,633

Netherlands — 2.8%
1,419	ASML Holding NV	91,866
4,557	Heineken NV	303,965
8,595	Koninklijke Ahold NV	114,165
12,781	Koninklijke Philips Electronics NV	342,892

		852,888

Norway — 1.8%
5,390	Aker Solutions ASA	110,916
5,197	Telenor ASA	105,586

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Norway (Continued)
4,446	TGS Nopec Geophysical Co ASA	$145,696
3,750	Yara International ASA	186,136

		548,334

Philippines — 0.7%
183,000	First Gen Corp †	99,486
1,031,000	Metro Pacific Investments Corp	112,037

		211,523

Poland — 1.2%
3,773	KGHM Polska Miedz SA	234,577
73,243	Tauron Polska Energia SA	112,548

		347,125

Portugal — 0.5%
51,854	EDP – Energias de Portugal SA	155,867

Russian Federation — 2.4%
26,025	Gazprom OAO, ADR (b)	253,223
1,850	Lukoil OAO, DR	123,684
3,136	Magnit OJSC, GDR (b)	125,754
76,119	Sberbank of Russia	235,159

		737,820

Singapore — 1.6%
29,700	DBS Group Holdings Ltd	363,567
14,925	Keppel Corp Ltd	135,616

		499,183

South Africa — 1.5%
9,999	Imperial Holdings Ltd	237,223
32,303	Mediclinic International Ltd	209,078

		446,301

South Korea — 4.7%
2,063	Hyundai Engineering & Construction Co Ltd †	135,897
4,290	Hyundai Marine & Fire Insurance Co Ltd	133,925
1,447	Hyundai Motor Co †	297,830
3,245	LG Display Co Ltd †	93,785
311	Samsung Electronics Co Ltd	445,111
3,025	Samsung Heavy Industries Co Ltd †	110,082
4,742	Soulbrain Co Ltd †	208,052

		1,424,682

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Spain — 1.1%
48,882	Mapfre SA	$150,873
3,965	Red Electrica Corp SA	195,901

		346,774

Sweden — 2.2%
26,950	Skandinaviska Enskilda Banken AB, A Shares	229,818
7,073	Svenska Cellulosa AB, B Shares	154,833
14,931	Swedbank AB, A Shares	293,818

		678,469

Switzerland — 5.5%
3,537	Cie Financiere Richemont SA, A Shares	282,831
1,446	Holcim Ltd †	106,502
5,653	Nestle SA	368,429
1,689	Roche Holding AG	344,092
1,365	Swiss Life Holding AG †	182,178
295	Syngenta AG	118,998
71	Zurich Insurance Group AG †	18,985
9,850	Zurich Insurance Group AG, ADR †,(b)	263,980

		1,685,995

Taiwan — 3.1%
43,000	Chong Hong Construction Co	126,610
44,841	Far EasTone Telecommunications Co Ltd	114,571
14,000	MediaTek Inc	156,607
31,210	Radiant Opto-Electronics Corp	129,426
636,110	Taishin Financial Holding Co Ltd	253,304
9,455	Taiwan Semiconductor Manufacturing Co Ltd, ADR (b)	162,248

		942,766

Thailand — 0.6%
76,975	Thai Union Frozen Products PCL (b)	181,177

Turkey — 0.7%
20,950	Turkiye Halk Bankasi AS	206,226

United Kingdom — 16.8%
69,054	Aberdeen Asset Management PLC	409,481
5,506	Antofagasta PLC	122,348
16,412	Ashtead Group PLC	116,460
223	AstraZeneca PLC	10,542
3,055	AstraZeneca PLC, ADR (b)	144,410
20,787	Aviva PLC	125,487

See Notes to Financial Statements.

6

Shares		Value(a),(c)

United Kingdom (Continued)
18,916	BAE Systems PLC	$103,924
104,439	Barclays PLC	451,008
59,703	Barratt Developments PLC †	201,936
25,068	BP PLC	173,690
8,394	British Sky Broadcasting Group PLC	104,857
68,825	BT Group PLC	259,436
19,114	Centrica PLC	103,835
8,291	Diageo PLC	241,372
15,921	easyJet PLC	200,156
1,581	HSBC Holdings PLC	16,722
4,397	HSBC Holdings PLC, ADR (b)	233,349
209	Imperial Tobacco Group PLC	8,071
1,450	Imperial Tobacco Group PLC, ADR (b)	112,360
107,340	ITV PLC	184,145
31,866	J Sainsbury PLC	179,292
17,771	Mondi PLC	191,677
9,071	National Grid PLC	103,903
10,783	Rolls-Royce Holdings PLC †	155,364
1,579	Royal Dutch Shell PLC, B Shares	55,884
3,150	Royal Dutch Shell PLC, Class A, ADR (b)	217,192
7,785	Royal Dutch Shell PLC, Class B, ADR (b)	551,879
19,811	Stagecoach Group PLC	97,900
11,945	Tate & Lyle PLC	148,122
2,640	Whitbread PLC	105,248

		5,130,050

TOTAL COMMON STOCKS
(Cost $31,120,384)		33,500,132

PREFERRED STOCKS — 2.1%
Brazil — 0.6%
7,800	Telefonica Brasil SA	188,097

Germany — 1.5%
2,812	Henkel AG & Co KGaA	230,931
965	Volkswagen AG	219,543

		450,474

TOTAL PREFERRED STOCKS
(Cost $460,303)		638,571

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

INVESTMENT COMPANIES — 2.7%
India — 1.3%
15,800	iShares S&P India Nifty 50 Index Fund (b)	$393,578

Multi-Country — 0.1%
288	iShares MSCI EAFE Index Fund (b)	16,364

United States — 1.3%
411,544	State Street Institutional U.S. Government Money Market Fund (b)	411,544

TOTAL INVESTMENT COMPANIES
(Cost $818,578)		821,486

TOTAL INVESTMENTS
(Cost $32,399,265)	114.7%	34,960,189
OTHER ASSETS AND LIABILITIES (Net)	(14.7)	(4,487,299)

NET ASSETS	100.0%	$30,472,890

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Unless otherwise indicated by reference to footnote (b), the value for common and preferred stocks represents fair value as of December 31, 2012 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2012 fair value securities represent $27,684,403, 90.8% of net assets.

ABBREVIATIONS:
ADR	—	American Depositary Receipt
DR	—	Depositary Receipt
GDR	—	Global Depositary Receipt

See Notes to Financial Statements.

8

At December 31, 2012, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	17.6%	$5,361,560
Oil, Gas & Consumable Fuels	8.8	2,686,353
Metals & Mining	5.9	1,781,446
Insurance	5.4	1,650,318
Pharmaceuticals	5.0	1,535,106
Diversified Telecommunication Services	4.1	1,238,476
Chemicals	3.8	1,162,828
Food Products	3.4	1,033,331
Real Estate Management & Development	3.3	998,272
Semiconductors & Semiconductor Equipment	3.2	985,258
Food & Staples Retailing	3.1	952,866
Electric Utilities	2.8	866,551
Beverages	2.8	865,017
Aerospace & Defense	2.4	744,498
Automobiles	2.4	714,418
Auto Components	2.1	628,611
Electronic Equipment, Instruments & Components	2.0	609,383
Industrial Conglomerates	2.0	601,332
Wireless Telecommunication Services	1.9	564,127
Health Care Providers & Services	1.7	530,642
Media	1.7	526,011
Energy Equipment & Services	1.5	442,483
Capital Markets	1.3	409,481
Tobacco	1.3	404,406
Diversified Financial Services	1.3	390,341
Textiles, Apparel & Luxury Goods	1.3	387,901
Software	1.2	377,803
Machinery	1.2	363,155
Construction & Engineering	1.2	359,672
Multi-Utilities	1.1	340,503
Road & Rail	1.1	334,194
Household Durables	1.1	332,865
Containers & Packaging	0.9	277,873
IT Services	0.8	257,123
Distributors	0.8	237,223
Trading Companies & Distributors	0.7	224,129
Professional Services	0.7	218,836
Electrical Equipment	0.7	204,447
Airlines	0.7	200,156
Paper & Forest Products	0.6	191,677
Computers & Peripherals	0.5	163,183

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

	% of Net Assets	Value
Household Products	0.5	$154,833
Specialty Retail	0.5	145,264
Gas Utilities	0.5	136,816
Health Care Equipment & Supplies	0.4	131,593
Air Freight & Logistics	0.4	129,262
Biotechnology	0.4	122,531
Marine	0.4	114,817
Construction Materials	0.4	106,502
Hotels, Restaurants & Leisure	0.4	105,248
Real Estate Investment Trusts	0.3	99,925
Independent Power Producers & Energy Traders	0.3	99,486

TOTAL COMMON STOCKS	109.9	33,500,132
PREFERRED STOCKS:
Household Products	0.8	230,931
Automobiles	0.7	219,543
Diversified Telecommunication Services	0.6	188,097

TOTAL PREFERRED STOCKS	2.1	638,571
INVESTMENT COMPANIES	2.7	821,486

TOTAL INVESTMENTS	114.7	34,960,189
OTHER ASSETS AND LIABILITIES (Net)	(14.7)	(4,487,299)

NET ASSETS	100.0%	$30,472,890

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Fund — Core Equity

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$34,960,189
Foreign currency, at value	46,790
Dividends and interest receivable	147,201
Receivable from Advisor	16,003
Receivable for investment securities sold	34,430
Receivable for Fund shares sold	1,868
Prepaid expenses and other assets	32,850

Total Assets	35,239,331

LIABILITIES:
Due to custodian	1,348
Payable for Fund shares redeemed	4,349,261
Trustees’ fees and expenses payable	282,387
Investment advisory fees payable	18,517
Administration fees payable	6,437
Distribution and shareholder servicing fees payable — Class A and C Shares	2,936
Transfer agency/record keeping fees payable	1,146
Deferred foreign taxes payable	836
Accrued expenses and other payables	103,573

Total Liabilities	4,766,441

NET ASSETS	$30,472,890

Investments, at cost	$32,399,265

Foreign currency, at cost	$46,762

See Notes to Financial Statements.

12

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(165,346)
Accumulated net realized loss on investments sold	(4,085,799)
Net unrealized appreciation of investments	2,555,250
Paid-in capital	32,168,785

$30,472,890

NET ASSETS:
Class Y Shares	$21,373,704

Class A Shares	$7,609,309

Class C Shares	$1,488,791

Class I Shares	$1,086

SHARES OUTSTANDING:
Class Y Shares	3,578,653

Class A Shares	1,271,693

Class C Shares	249,744

Class I Shares	182

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$5.97

CLASS A SHARES:
Net asset value and redemption price per share	$5.98

Maximum sales charge	5.50%
Maximum offering price per share	$6.33

CLASS C SHARES:
Net asset value and offering price per share*	$5.96

CLASS I SHARES:
Net asset value and offering price per share	$5.96

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$16
Dividends(a)	115,304

Total Investment Income	115,320

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	2,168
Class C Shares	1,049
Custody fees	45,558
Investment advisory fees	38,673
Administration fees	38,294
Registration and filing fees	28,228
Legal and audit fees	23,280
Trustees’ fees and expenses	21,050
Printing and mailing fees	7,222
Transfer agency/record keeping fees(b)	2,418
Other	17,600

Total Expenses	225,540
Expenses reimbursed by Advisor	(158,443)

Net Expenses	67,097

NET INVESTMENT INCOME	48,223

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(c)	1,553,570
Futures contracts	9,149
Foreign currency-related transactions	(27,506)
Net change in unrealized appreciation/(depreciation) of:
Securities(d)	82,033
Futures contracts	(2,636)
Foreign currency-related transactions	1,438

Net realized and unrealized gain on investments	1,616,048

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,664,271

(a)	Net of foreign withholding taxes of $11,803.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $1,385, $321, $37 and $675 respectively.

(c)	Net of realized foreign tax of $4,248.

(d)	Net of deferred foreign tax of $836.

See Notes to Financial Statements.

14

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income	$48,223	$249,983
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	1,535,213	(1,459,598)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	80,835	(2,102,849)

Net increase/(decrease) in net assets resulting from operations	1,664,271	(3,312,464)
Dividends to shareholders from net investment income:
Class Y Shares	(168,521)	(140,493)
Class A Shares	(16,484)	(8,727)
Class C Shares	(1,317)	(2,018)
Class I Shares	(87)	(672,115)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(24,488)	—
Class A Shares	(2,473)	—
Class C Shares	(219)	—
Class I Shares	(12)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	18,780,517	(215,972)
Class A Shares	7,115,508	30,477
Class C Shares	1,434,964	(53,413)
Class I Shares	(6,478,584)	(11,332,520)

Net increase/(decrease) in net assets	22,303,075	(15,707,245)
NET ASSETS:
Beginning of period	8,169,815	23,877,060

End of period	$30,472,890	$8,169,815

Accumulated distributions in excess of net investment income	$(165,346)	$(27,160)

See Notes to Financial Statements.

15

Munder International Fund — Core Equity

Statements of Changes in Net Assets—Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$44,889	$1,040,621
Issued as reinvestment of dividends and distributions	193,009	140,493
Proceeds received in merger	18,753,449	—
Redeemed	(210,830)	(1,397,086)

Net increase/(decrease)	$18,780,517	$(215,972)

Class A Shares:
Sold	$129,615	$78,978
Issued as reinvestment of dividends and distributions	18,530	8,404
Proceeds received in merger	11,583,604	—
Redeemed	(4,616,241)	(56,905)

Net increase	$7,115,508	$30,477

Class C Shares:
Sold	$476	$5,927
Issued as reinvestment of dividends and distributions	1,536	2,018
Proceeds received in merger	1,443,336	—
Redeemed	(10,384)	(61,358)

Net increase/(decrease)	$1,434,964	$(53,413)

Class I Shares:
Sold	$1,000	$1,310,000
Issued as reinvestment of dividends and distributions	99	672,115
Redeemed	(6,479,683)	(13,314,635)

Net decrease	$(6,478,584)	$(11,332,520)

See Notes to Financial Statements.

16

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	7,340	174,758
Issued as reinvestment of dividends and distributions	33,220	26,761
Issued in exchange for proceeds received in merger	3,221,684	—
Redeemed	(34,520)	(239,411)

Net increase/(decrease)	3,227,724	(37,892)

Class A Shares:
Sold	21,843	13,266
Issued as reinvestment of dividends and distributions	3,184	1,598
Issued in exchange for proceeds received in merger	1,986,414	—
Redeemed	(772,478)	(9,608)

Net increase	1,238,963	5,256

Class C Shares:
Sold	81	1,022
Issued as reinvestment of dividends and distributions	265	385
Issued in exchange for proceeds received in merger	248,260	—
Redeemed	(1,757)	(11,320)

Net increase/(decrease)	246,849	(9,913)

Class I Shares:
Sold	165	229,556
Issued as reinvestment of dividends and distributions	17	128,022
Redeemed	(1,069,142)	(2,223,448)

Net decrease	(1,068,960)	(1,865,870)

See Notes to Financial Statements.

17

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$5.61		$7.09	$5.52	$5.45	$9.38	$10.00

Income/(loss) from investment operations:
Net investment income	0.02		0.12	0.11	0.09	0.16	0.29
Net realized and unrealized gain/(loss) on investments	0.92		(1.25)	1.69	0.16	(3.87)	(0.94)

Total from investment operations	0.94		(1.13)	1.80	0.25	(3.71)	(0.65)

Less distributions:
Dividends from net investment income	(0.51)		(0.35)	(0.23)	(0.18)	(0.22)	—
Distributions from net realized gains	(0.07)		—	—	—	—	—

Total distributions	(0.58)		(0.35)	(0.23)	(0.18)	(0.22)	—

Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.03

Net asset value, end of period	$5.97		$5.61	$7.09	$5.52	$5.45	$9.38

Total return(d)	17.16%		(15.66)%	32.83%	4.14%	(40.00)%	(6.20	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$21,374		$1,969	$2,756	$2,317	$3,705	$3,770
Ratio of operating expenses to average net assets	1.22	%(f)	1.22%	1.28%	1.36%	1.36%	1.36	%(f)
Ratio of net investment income to average net assets	0.58	%(f)	2.00%	1.64%	1.38%	2.73%	3.33	%(f)
Portfolio turnover rate	87%		84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	4.41	%(f)	5.53%	4.06%	2.19%	2.39%	1.63	%(f)

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (6.50)% for Class Y Shares and (6.70)% for Class A Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

$5.61		$7.09	$5.52	$5.46	$9.36	$10.00

0.00	(c)	0.12	0.08	0.10	0.10	0.15

0.94		(1.27)	1.70	0.12	(3.81)	(0.82)

0.94		(1.15)	1.78	0.22	(3.71)	(0.67)

(0.50)		(0.33)	(0.21)	(0.16)	(0.19)	—

(0.07)		—	—	—	—	—

(0.57)		(0.33)	(0.21)	(0.16)	(0.19)	—

—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.03

$5.98		$5.61	$7.09	$5.52	$5.46	$9.36

17.04%		(15.88)%	32.49%	3.87%	(40.08)%	(6.40	)%(e)

$7,609		$184	$195	$233	$297	$14,779

1.47	%(f)	1.47%	1.54%	1.61%	1.61%	1.61	%(f)

0.12	%(f)	1.99%	1.27%	1.54%	1.30%	1.72	%(f)
87%		84%	81%	67%	52%	72%

2.71	%(f)	5.78%	4.28%	2.36%	2.41%	1.92	%(f)

See Notes to Financial Statements.

19

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$5.57		$7.05	$5.49	$5.43	$9.30	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		0.05	0.05	0.03	0.07	0.14
Net realized and unrealized gain/(loss) on investments	0.93		(1.24)	1.67	0.15	(3.82)	(0.87)

Total from investment operations	0.91		(1.19)	1.72	0.18	(3.75)	(0.73)

Less distributions:
Dividends from net investment income	(0.45)		(0.29)	(0.16)	(0.12)	(0.12)	—
Distributions from net realized gains	(0.07)		—	—	—	—	—

Total distributions	(0.52)		(0.29)	(0.16)	(0.12)	(0.12)	—

Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	—	0.03

Net asset value, end of period	$5.96		$5.57	$7.05	$5.49	$5.43	$9.30

Total return(d)	16.64%		(16.63)%	31.49%	2.92%	(40.54)%	(7.00	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,489		$16	$90	$73	$103	$204
Ratio of operating expenses to average net assets	2.22	%(f)	2.22%	2.29%	2.36%	2.36%	2.36	%(f)
Ratio of net investment income/(loss) to average net assets	(0.65	)%(f)	0.82%	0.69%	0.56%	1.24%	1.69	%(f)
Portfolio turnover rate	87%		84%	81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	3.28	%(f)	6.57%	5.03%	3.14%	3.36%	2.61	%(f)

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (7.30)% for Class C and (6.30)% for Class I Shares.

(f)	Annualized.

See Notes to Financial Statements.

20

I Shares
Period Ended (Unaudited) 12/31/12(b)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)

$5.61		$7.10	$5.52	$5.46	$9.40	$10.00

0.06		0.11	0.11	0.12	0.15	0.21

0.89		(1.24)	1.72	0.14	(3.85)	(0.84)

0.95		(1.13)	1.83	0.26	(3.70)	(0.63)

(0.53)		(0.36)	(0.25)	(0.20)	(0.24)	—

(0.07)		—	—	—	—	—

(0.60)		(0.36)	(0.25)	(0.20)	(0.24)	—

—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

—		—	—	—	—	0.03

$5.96		$5.61	$7.10	$5.52	$5.46	$9.40

17.30%		(15.55)%	33.36%	4.22%	(39.80)%	(6.00	)%(e)

$1		$6,001	$20,836	$39,610	$45,325	$114,342

0.96	%(f)	0.96%	1.04%	1.10%	1.10%	1.10	%(f)

2.19	%(f)	1.90%	1.68%	1.92%	2.45%	2.39	%(f)
87%		84%	81%	67%	52%	72%

5.63	%(f)	3.69%	2.12%	1.51%	1.54%	1.38	%(f)

See Notes to Financial Statements.

21

[This Page Intentionally Left Blank]

22

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Fund — Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On December 7, 2012, the International Fund — Core Equity acquired all of the assets and assumed all of the liabilities of the Munder International Equity Fund (“International Equity Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the International Equity Fund (the “Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on September 11, 2012. The primary reasons for the Reorganization included seeking to provide International Equity Fund’s shareholders with (i) potentially improved performance, (ii) lower net total expenses (but higher gross total expenses), (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund, and (iv) an enhanced ability to eliminate certain costs of running the two funds separately.

Number of shares outstanding of the International Equity Fund prior to merger:
Class A	757,199
Class B	21,683
Class C	121,242
Class K	159,576
Class Y	1,495,787

23

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Exchange ratio and number of shares of the International Fund — Core Equity issued for shares of the International Equity Fund:

	Exchange Ratio	Shares
Class A	2.1193	1,604,734
Class B*	2.0134	43,658
Class C	2.0477	248,260
Class K*	2.1183	338,022
Class Y	2.1538	3,221,684
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the International Equity Fund		$2,030,795
Accumulated distributions in excess of net investment income immediately prior to acquisition of all assets and assumption of all liabilities of the International Equity Fund		$(361,007)

*	Class B and Class K shares of the International Equity Fund merged into Class A shares of the International Fund — Core Equity.

There were no undistributed income or gain amounts unpaid prior to the merger of the International Equity Fund.

	Prior to Merger	After Merger
Net assets of the International Equity Fund
Class A	$9,357,862	$—
Class B	254,584	—
Class C	1,443,336	—
Class K	1,971,158	—
Class Y	18,753,449	—
Net assets of the International Fund — Core Equity
Class A	$212,822	$11,796,426
Class B	—	—
Class C	18,627	1,461,963
Class I	1,058	1,058
Class K	—	—
Class Y	2,109,325	20,862,774

For financial reporting purposes, the net assets received and shares issued by the International Fund — Core Equity were recorded at fair market value. However, investments of the International Equity Fund were carried forward to the International Fund — Core Equity at cost for purposes of aligning ongoing financial reporting of the International Fund — Core Equity’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Statement of Operations reflects the operations of the International Fund — Core Equity for the period both before and after the International Equity Fund Reorganization. If the Reorganization had occurred on the first day

24

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

of the International Fund — Core Equity’s fiscal year, the pro forma results of operations for the period ended December 31, 2012 would have been net investment income of $528,666 (including the impact of $114,858 in merger synergies and expense reimbursements), net realized and unrealized gain on investments of $5,022,365 and net increase in net assets resulting from operations of $5,551,031.

Since December 7, 2012, the International Fund — Core Equity has been managed as a single, integrated portfolio. As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the International Equity Fund that are included in the Statement of Operations between December 7, 2012 and December 31, 2012.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held

25

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$7,275,786
Level 2 — Other Significant Observable Inputs	27,684,403
Level 3 — Significant Unobservable Inputs	—

Total	$34,960,189

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

26

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an

27

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

28

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.47%, 2.22%, 1.22% and 0.96% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the period ended December 31, 2012, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $158,443, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2012, the total amount eligible for repayment to the Advisor was $1,173,968, of which $226,668 expires in 2013, $392,776 expires in 2014, $396,081 expires in 2015, and $158,443 expires in 2016. The Fund may only grant such repayment

29

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $68,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $38,294 before payment of sub-administration fees and $24,855 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.7922% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, Comerica Bank or any of its affiliates received any compensation from MST.

30

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A and Class C Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $9,015,449 and $16,520,385, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $3,049,342, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $488,418 and net appreciation for financial reporting purposes was $2,560,924. At December 31, 2012, aggregate cost for financial reporting purposes was $32,399,265.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. At December 31, 2012, the Fund did not have any open derivative instruments and derivative activity during the period then ended was insignificant.

31

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

For the period ended December 31, 2012, the Fund had the following derivative activity:

Derivatives	Net Realized Loss Recognized in Income	Net Change in Unrealized Appreciation/(Depreciation) Recognized in Income
Equity Contracts (Futures)	$9,149	$(2,636)

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $44.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

32

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, realized foreign tax reclasses and write-off of capital loss carryforward were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(9,988)	$64,883,934	$(64,873,946)

During the years ended June 30, 2012 and June 30, 2011, dividends of $823,353 and $992,046 were paid to shareholders from ordinary income, respectively.

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post-October Loss Deferral	Capital Loss Carryover	Unrealized Appreciation	Total
$29,174	$(314,872)	$(5,104,706)	$253,441	$(5,136,963)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $5,104,706 of unused capital losses. The portion of these losses that was realized in the current fiscal year, and therefore does not expire,

33

Munder International Fund — Core Equity

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

consists of $1,349,182 in short-term capital losses and $110,952 in long-term capital losses. The remaining $3,644,572 of unused losses are short-term capital losses of which $2,655,481 expire in 2018 and $989,091 expire in 2019. These losses are subject to limitations.

During the year ended June 30, 2012, the Fund wrote off $64,873,944 of capital loss carryforwards due to loss limitations.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $314,872.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

34

[This Page Intentionally Left Blank]

35

[This Page Intentionally Left Blank]

36

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNIFCE1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder International

Small-Cap Fund

Class Y, A, C, I & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. Small Cap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of

Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Small-Cap Fund’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of small-capitalization companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International markets rose in the final six months of 2012 as central banks around the globe showed a coordinated commitment toward sparking economic growth through expansionary monetary policy. Several of the troubled southern European markets rebounded over the last few months as the European Central Bank (ECB) showed a commitment to provide aid, and a continued willingness to purchase debt to keep borrowing costs low. Within Asia, Hong Kong was a strong performer, boosted by improving confidence in China’s economy and the likely benefit to trading between the nations. All ten economic sectors finished in positive territory. Telecommunication services was the top performing sector as it rose on industry consolidation and strong earnings reports.

The Fund’s bias to companies with lower valuation and improving business momentum was very beneficial and added value. The Fund’s implementation and adherence to the management team’s strict country and sector risk controls allowed the team to focus on stock selection and identification of companies that represent the winners in their particular space.

ii

COUNTRY ALLOCATION*
United Kingdom	19.1%
Japan	16.6%
Canada	9.6%
Australia	8.1%
Germany	7.0%
Switzerland	7.0%
France	6.3%
South Korea	4.4%
Italy	3.3%
Finland	2.0%
Other	16.6%

Net Assets	100.0%

As a percentage of net assets as of 12/31/12.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 16.30%, outperforming the S&P® Developed ex-U.S. SmallCap Index, which returned 13.94% over the same period.

Notable contributors to the Fund’s performance during the past six months included: AMS AG, which manufactures microchips; Duerr AG, which supplies products, systems and services for automobile manufacturing; Barratt Developments PLC, which builds residential and non residential properties; Ashtead Group PLC, which provides equipment rental services; and Aberdeen

Asset Management PLC, which provides investment management, unit trust management, and other financial services.

Notable detractors to the Fund’s performance during the past six months included: Boart Longyear Ltd., which manufactures industrial drilling products and provides drilling services; Allot Communications Ltd., which develops network traffic management software and solutions; Clarion Co. Ltd., which manufactures commercial audio and visual products; Ausdrill Ltd., which provides drilling and blasting services; and AuRico Gold Inc., which explores gold and silver.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: GS Home Shopping Inc, which operates a cable television shopping channel and an internet based shopping mall; Whitecap Resources Inc, an oil and natural gas exploration company; International Personal Finance, a UK based consumer credit company; Sonova Holdings AG, a hearing aid developer and manufacturer; and SCSK Corp., an information technology service provider.

The team funded these positions in part by selling the Fund’s positions in: Pennon Group, a water and sewerage services operator; Net One Systems, a designer and installer of computer network systems; Mapletree Commercial Trust, a real estate investment trust; Publicis Group, an advertising agency; and

iii

GN Store Nord, a manufacturer and distributor of communication services and products for the hearing impaired.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on total market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

vi

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

Munder International Small-Cap Fund

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,163.00	$7.96	1.46%
Class A	$1,000.00	$1,161.70	$9.32	1.71%
Class C	$1,000.00	$1,157.20	$13.38	2.46%
Class I	$1,000.00	$1,164.00	$6.55	1.20%
Class R6	$1,000.00	$1,163.50	$6.87	1.26%
Hypothetical
Class Y	$1,000.00	$1,017.85	$7.43	1.46%
Class A	$1,000.00	$1,016.59	$8.69	1.71%
Class C	$1,000.00	$1,012.80	$12.48	2.46%
Class I	$1,000.00	$1,019.16	$6.11	1.20%
Class R6	$1,000.00	$1,018.85	$6.41	1.26%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a),(c)

COMMON STOCKS — 97.8%
Australia — 8.1%
389,551	Ausdrill Ltd	$1,167,170
369,643	Ausenco Ltd	1,232,750
974,412	Beach Energy Ltd	1,524,258
145,179	carsales.com Ltd	1,115,131
274,990	Challenger Ltd	1,026,294
1,088,810	Commonwealth Property Office Fund	1,164,076
286,669	Decmil Group Ltd	768,680
1,441,301	Envestra Ltd	1,411,154
626,922	Evolution Mining Ltd †	1,135,655
474,016	FlexiGroup Ltd	1,832,715
92,542	Flight Centre Ltd	2,624,394
309,133	iiNET Ltd	1,473,609
657,228	Mount Gibson Iron Ltd	585,255
263,739	Primary Health Care Ltd	1,102,078
156,061	Regis Resources Ltd †	842,427
536,102	Seven West Media Ltd	924,714
811,866	Spark Infrastructure Group	1,421,006
752,758	St Barbara Ltd †	1,164,383
144,152	Super Retail Group Ltd	1,492,192

		24,007,941

Austria — 1.9%
31,118	AMS AG	3,337,113
32,675	RHI AG	1,077,477
12,454	Schoeller-Bleckmann Oilfield Equipment AG	1,308,096

		5,722,686

Belgium — 0.8%
14,981	Barco NV	1,078,717
13,265	Kinepolis Group NV	1,440,915

		2,519,632

Canada — 9.6%
78,501	Aimia Inc (b)	1,173,530
269,585	Argonaut Gold Inc †,(b)	2,566,573
28,663	Astral Media Inc, Class A (b)	1,332,151
13,156	Atco Ltd/Canada, Class I (b)	1,067,611
371,576	Bankers Petroleum Ltd †,(b)	1,199,114
64,609	Canadian Apartment Properties REIT (b)	1,617,336
103,814	Canfor Corp †,(b)	1,730,407
30,849	Dollarama Inc (b)	1,828,859
151,355	Element Financial Corp †,(b)	1,080,346

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

COMMON STOCKS — (Continued)
Canada — (Continued)
46,038	First Majestic Silver Corp †,(b)	$928,443
24,558	Home Capital Group Inc (b)	1,458,370
102,577	Jean Coutu Group PJC Inc/The, Class A (b)	1,498,385
278,171	Nevsun Resources Ltd (b)	1,188,526
63,391	Parkland Fuel Corp (b)	1,206,385
25,228	ShawCor Ltd, Class A (b)	988,881
116,570	Sierra Wireless Inc †,(b)	925,566
211,052	Spartan Oil Corp †,(b)	1,111,805
54,304	Stantec Inc (b)	2,170,085
67,469	TransForce Inc (b)	1,347,074
375,471	Twin Butte Energy Ltd (b)	973,877
134,835	Whitecap Resources Inc †,(b)	1,172,537

		28,565,861

Denmark — 1.9%
71,691	Pandora A/S	1,579,698
18,460	Royal UNIBREW A/S	1,608,366
47,621	Sydbank A/S †	845,313
7,814	Topdanmark A/S †	1,676,443

		5,709,820

Finland — 2.0%
108,621	Huhtamaki OYJ	1,762,458
336,473	Sponda OYJ	1,605,247
53,728	Tieto OYJ	1,064,197
69,185	Tikkurila OYJ	1,353,552

		5,785,454

France — 6.3%
21,526	Arkema SA	2,263,337
33,661	AtoS (d)	2,398,531
6,445	Eurofins Scientific	1,043,199
10,875	Fonciere Des Regions	911,425
6,046	Iliad SA	1,040,728
33,935	Ingenico	1,935,359
49,487	Medica SA	976,690
30,023	Nexity SA	1,012,160
17,340	Societe BIC SA	2,069,970
33,189	Teleperformance SA	1,202,826
110,098	UBISOFT Entertainment †	1,177,635
23,570	Zodiac Aerospace (d)	2,632,372

		18,664,232

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Germany — 6.1%
84,408	Alstria Office REIT-AG	$1,033,405
19,725	Aurubis AG	1,402,889
22,159	Bilfinger SE	2,140,799
32,509	Deutsche Euroshop AG	1,357,537
45,855	Dialog Semiconductor PLC †	804,988
42,674	Duerr AG	3,810,119
103,012	Freenet AG	1,902,866
26,663	Gerresheimer AG †	1,411,591
25,640	Hannover Rueckversicherung AG	1,995,680
13,172	Lanxess AG	1,151,979
83,825	TAG Immobilien AG	1,053,441

		18,065,294

Hong Kong — 1.2%
485,857	Great Eagle Holdings Ltd	1,621,012
2,160,000	Hutchison Telecommunications Hong Kong Holdings Ltd	1,000,368
1,070,000	Towngas China Co Ltd	884,746

		3,506,126

Ireland — 0.7%
149,158	Kentz Corp Ltd	946,794
235,716	United Drug PLC	1,067,528

		2,014,322

Israel — 0.2%
36,141	Allot Communications Ltd †,(b)	644,033

Italy — 3.3%
161,557	Banca Generali SpA	2,758,085
76,921	Brembo SpA	993,062
291,348	Credito Emiliano SpA	1,598,946
78,937	Lottomatica Group SpA	1,796,348
69,942	Prysmian SpA	1,415,074
149,610	Recordati SpA	1,370,732

		9,932,247

Japan — 16.6%
59,600	Avex Group Holdings Inc	1,197,267
79,200	Century Tokyo Leasing Corp	1,634,665
53,200	Chiyoda Co Ltd	1,330,894
122	Daiwahouse Residential Investment Corp	952,043
33,573	Endo Lighting Corp	1,000,351
156,000	Japan Aviation Electronics Industry Ltd	1,155,936
129,000	Kagoshima Bank Ltd/The	807,819

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

COMMON STOCKS — (Continued)
Japan — (Continued)
62,100	Kintetsu World Express Inc	$2,073,011
238,000	Nichirei Corp	1,243,264
58,500	Nihon Kohden Corp	1,773,760
100,000	Nippon Paint Co Ltd	859,551
77,100	Noritz Corp	1,282,820
339	Orix JREIT Inc	1,665,522
76,300	Park24 Co Ltd	1,203,270
41,900	Pigeon Corp	1,999,897
35,900	Ryohin Keikaku Co Ltd	2,005,220
126,000	San-In Godo Bank Ltd/The	882,439
77,000	SCSK Corp	1,206,568
47,700	Seria Co Ltd	756,855
221,000	Shiga Bank Ltd/The	1,371,202
82,800	Ship Healthcare Holdings Inc	2,195,894
84,400	Sohgo Security Services Co Ltd	1,050,398
184,000	Sumitomo Forestry Co Ltd	1,739,307
563,000	Sumitomo Osaka Cement Co Ltd	2,035,923
77,600	Taikisha Ltd	1,461,753
67,200	Tokai Rika Co Ltd	935,371
71,900	Tokyo Ohka Kogyo Co Ltd	1,423,146
52,100	Tokyo Seimitsu Co Ltd	847,906
67,500	Tokyu Livable Inc	1,097,371
92,100	Toridoll.corp	976,962
167,000	Toshiba Plant Systems & Services Corp	2,406,203
21,100	Towa Pharmaceutical Co Ltd	1,103,992
242,000	Tsubakimoto Chain Co	1,365,580
41,300	Tsuruha Holdings Inc	3,239,592
351	Wacom Co Ltd	916,109

		49,197,861

Netherlands — 1.6%
109,649	Aalberts Industries NV	2,317,992
24,616	Brunel International NV	1,191,327
50,542	Royal Imtech NV	1,181,875

		4,691,194

Norway — 1.8%
105,034	Atea ASA	1,137,811
832,120	Dolphin Group AS †	1,043,426
914,335	Polarcus Ltd †	1,106,061
130,637	SpareBank 1 SMN	818,441

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Norway — (Continued)
120,589	Wilh Wilhelmsen ASA	$1,084,521

		5,190,260

Singapore — 1.9%
1,219,000	Ascott Residence Trust	1,359,576
429,986	Miclyn Express Offshore Ltd	1,095,257
969,000	OSIM International Ltd	1,377,828
873,000	STX OSV Holdings Ltd	940,755
4,489,000	Yongnam Holdings Ltd	883,284

		5,656,700

South Korea — 4.4%
26,245	Com2uSCorp †	1,196,338
44,460	Daesang Corp †	1,093,169
10,782	GS Home Shopping Inc †	1,535,710
53,670	KT Skylife Co Ltd †	1,678,709
46,430	LIG Insurance Co Ltd	1,124,443
92,706	Partron Co Ltd	1,698,621
39,664	Silicon Works Co Ltd †	828,471
51,792	Soulbrain Co Ltd †	2,272,341
67,462	Sung Kwang Bend Co Ltd †	1,559,763

		12,987,565

Spain — 1.8%
140,659	Jazztel PLC †	975,547
31,969	Red Electrica Corp SA	1,579,510
48,058	Viscofan SA	2,681,442

		5,236,499

Sweden — 1.5%
76,450	Boliden AB	1,453,094
173,525	Fastighets AB Balder, B Shares †	997,293
60,625	Loomis AB, B Shares	974,441
65,857	Wihlborgs Fastigheter AB	1,034,758

		4,459,586

Switzerland — 7.0%
33,333	Actelion Ltd †	1,601,114
27,727	Aryzta AG †	1,422,621
2,565	Banque Cantonale Vaudoise	1,361,661
6,224	Bucher Industries AG	1,231,377
7,106	Dufry AG †	940,288
6,794	Flughafen Zuerich AG	3,147,240
67,437	GAM Holding AG †	926,718

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a),(c)

COMMON STOCKS — (Continued)
Switzerland — (Continued)
895	Givaudan SA †	$948,858
2,696	Helvetia Holding AG	1,024,129
193,316	OC Oerlikon Corp AG †	2,214,958
13,096	Schindler Holding AG, Participation Certificates	1,891,602
17,958	Sonova Holding AG †	1,989,515
14,459	Swiss Life Holding AG †	1,929,753

		20,629,834

United Kingdom — 19.1%
692,189	Aberdeen Asset Management PLC	4,104,591
454,262	Ashtead Group PLC	3,223,450
72,829	Babcock International Group PLC	1,130,214
795,031	Barratt Developments PLC †	2,689,073
157,804	Berendsen PLC	1,503,155
158,902	Bodycote PLC	1,178,514
24,703	Croda International PLC	957,053
338,633	DS Smith PLC	1,131,364
223,718	easyJet PLC	2,812,541
147,719	Fenner PLC	942,920
396,906	GKN PLC	1,480,956
1,094,724	Howden Joinery Group PLC	3,108,369
75,896	Hunting PLC	991,458
310,282	Inchcape PLC	2,182,692
211,959	International Personal Finance PLC	1,272,964
1,387,162	ITV PLC	2,379,717
95,492	Keller Group PLC	1,083,319
139,267	Lancashire Holdings Ltd	1,755,171
535,643	Marston’s PLC	1,053,210
150,228	Meggitt PLC	936,493
238,330	Mondi PLC	2,570,614
487,298	Paragon Group of Cos PLC	2,057,972
38,169	Renishaw PLC	1,291,321
142,267	Savills PLC	1,104,844
590,629	Senior PLC	1,938,034
195,147	Soco International PLC †	1,138,639
376,409	Spirent Communications PLC	925,131
303,760	Stagecoach Group PLC	1,501,095
77,085	Synergy Health PLC	1,366,867
285,021	TalkTalk Telecom Group PLC	1,103,948
110,604	Tate & Lyle PLC	1,371,525
66,973	Telecity Group PLC	877,974

See Notes to Financial Statements.

6

Shares		Value(a),(c)

United Kingdom — (Continued)
79,860	UBM PLC	$922,553
199,969	Unite Group PLC	898,980
43,580	Whitbread PLC	1,737,386

		56,724,107

TOTAL COMMON STOCKS
(Cost $229,625,891)		289,911,254

PREFERRED STOCKS — 0.9%
Germany — 0.9%
12,865	Draegerwerk AG & Co KGaA	1,300,144
54,299	ProSiebenSat.1 Media AG	1,527,916

TOTAL PREFERRED STOCKS
(Cost $1,843,938)		2,828,060

INVESTMENT COMPANY — 0.9%
(Cost $2,654,510)
2,654,510	State Street Institutional U.S. Government Money Market Fund (b)	2,654,510

TOTAL INVESTMENTS
(Cost $234,124,339)	99.6%	295,393,824
OTHER ASSETS AND LIABILITIES (Net)	0.4	1,104,442

NET ASSETS	100.0%	$296,498,266

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Unless otherwise indicated by reference to footnote (b), the value for common and preferred stocks represents fair value as of December 31, 2012 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At December 31, 2012 fair valued securities represent $263,529,420, 88.9% of net assets.

(d)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

ABBREVIATION:
REIT—Real Estate Investment Trust

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

At December 31, 2012, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Machinery	6.0%	$17,831,851
Metals & Mining	3.8	11,267,245
Chemicals	3.8	11,229,817
Construction & Engineering	3.8	11,131,828
Media	3.7	11,049,556
Real Estate Management & Development	3.6	10,770,483
Commercial Services & Supplies	3.4	10,072,247
Insurance	3.2	9,505,620
Real Estate Investment Trusts (REITs)	2.9	8,703,383
Oil, Gas & Consumable Fuels	2.8	8,326,615
Specialty Retail	2.8	8,249,571
Hotels, Restaurants & Leisure	2.8	8,188,300
Food Products	2.6	7,812,021
Capital Markets	2.6	7,789,394
Commercial Banks	2.6	7,685,821
Electronic Equipment, Instruments & Components	2.4	7,159,954
Health Care Providers & Services	2.3	6,709,056
Energy Equipment & Services	2.2	6,533,179
Semiconductors & Semiconductor Equipment	2.0	5,818,478
Information Technology Services	2.0	5,807,107
Diversified Telecommunication Services	1.9	5,594,200
Household Durables	1.8	5,440,540
Food & Staples Retailing	1.6	4,737,977
Multiline Retail	1.5	4,590,934
Professional Services	1.5	4,564,238
Paper & Forest Products	1.5	4,301,021
Consumer Finance	1.4	4,186,025
Health Care Equipment & Supplies	1.3	3,763,275
Aerospace & Defense	1.2	3,568,865
Thrifts & Mortgage Finance	1.2	3,516,342
Auto Components	1.1	3,409,389
Trading Companies & Distributors	1.1	3,223,450
Transportation Infrastructure	1.1	3,147,240
Construction Materials	1.1	3,113,400
Software	1.0	3,018,006
Electric Utilities	1.0	3,000,516
Containers & Packaging	1.0	2,893,822
Road & Rail	1.0	2,848,169
Building Products	1.0	2,842,583
Airlines	1.0	2,812,541
Diversified Financial Services	0.9	2,660,959

See Notes to Financial Statements.

8

	% of Net Assets	Value
Pharmaceuticals	0.8	$2,474,724
Life Sciences Tools & Services	0.8	2,454,790
Electrical Equipment	0.8	2,415,425
Gas Utilities	0.8	2,295,900
Distributors	0.7	2,182,692
Air Freight & Logistics	0.7	2,073,011
Household Products	0.7	1,999,897
Internet Software & Services	0.7	1,993,105
Wireless Telecommunication Services	0.6	1,902,866
Communications Equipment	0.6	1,850,697
Beverages	0.5	1,608,366
Biotechnology	0.5	1,601,114
Textiles, Apparel & Luxury Goods	0.5	1,579,698
Internet & Catalog Retail	0.5	1,535,710
Marine	0.4	1,084,521
Multi-Utilities	0.4	1,067,611
Computers & Peripherals	0.3	916,109

TOTAL COMMON STOCKS	97.8	289,911,254

PREFERRED STOCKS:
Media	0.5	1,527,916
Health Care Equipment & Supplies	0.4	1,300,144

TOTAL PREFERRED STOCKS	0.9	2,828,060
INVESTMENT COMPANY	0.9	2,654,510

TOTAL INVESTMENTS	99.6	295,393,824
OTHER ASSETS AND LIABILITIES (NET)	0.4	1,104,442

NET ASSETS	100.0%	$296,498,266

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value
(see accompanying schedule)	$295,393,824
Foreign currency, at value	1,142,627
Dividends and interest receivable	441,013
Receivable from Advisor	18,227
Receivable for investment securities sold	131,399
Receivable for Fund shares sold	386,778
Deposits with brokers for futures contacts	78,300
Variation margin receivable on open futures contracts	20,300
Prepaid expenses and other assets	72,104

Total Assets	297,684,572

LIABILITIES:
Payable for Fund shares redeemed	623,456
Investment advisory fees payable	225,642
Transfer agency/record keeping fees payable	172,480
Trustees’ fees and expenses payable	68,786
Administration fees payable	33,960
Custody fees payable	14,013
Distribution and shareholder servicing fees payable — Class A and C Shares	877
Accrued expenses and other payables	47,092

Total Liabilities	1,186,306

NET ASSETS	$296,498,266

Investments, at cost	$234,124,339

Foreign currency, at cost	$1,142,654

See Notes to Financial Statements.

10

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(3,065,652)
Accumulated net investment loss on security transactions, futures contracts and foreign currency-related transactions	(82,037,896)
Net unrealized appreciation of securities, futures contracts and foreign currency-related transactions	61,272,879
Paid-in capital	320,328,935

$296,498,266

NET ASSETS:
Class Y Shares	$152,600,867

Class A Shares	$4,206,657

Class C Shares	$203,569

Class I Shares	$139,456,004

Class R6 Shares	$31,169

SHARES OUTSTANDING:
Class Y Shares	18,546,950

Class A Shares	511,358

Class C Shares	25,114

Class I Shares	16,900,649

Class R6 Shares	3,760

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$8.23

CLASS A SHARES:
Net asset value and redemption price per share	$8.23

Maximum sales charge	5.50%
Maximum offering price per share	$8.71

CLASS C SHARES:
Net asset value and offering price per share*	$8.11

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$8.25

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$8.29

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Small-Cap Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$765
Dividends(a)	2,298,972

Total Investment Income	2,299,737

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	4,057
Class C Shares	910
Investment advisory fees	1,340,444
Transfer agency/record keeping fees(b)	263,231
Administration fees	193,619
Custody fees	114,941
Registration and filing fees	37,577
Legal and audit fees	28,156
Trustees’ fees and expenses	25,115
Printing and mailing fees	12,581
Other	14,334

Total Expenses	2,034,965
Expenses waived and reimbursed by Advisor	(143,909)

Net Expenses	1,891,056

NET INVESTMENT INCOME	408,681

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	6,995,658
Futures contracts	218,653
Foreign currency-related transactions	(102,471)
Net change in unrealized appreciation/(depreciation) of:
Securities	34,490,109
Futures contracts	13,719
Foreign currency-related transactions	(3,739)

Net realized and unrealized gain on investments	41,611,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,020,610

(a)	Net of foreign withholding taxes of $124,031.

(b)	Transfer agency/record keeping fees—The amounts for Class Y, Class A, Class C, Class I & Class R6 Shares were $239,084, $5,125, $325, $18,688 and $9, respectively.

See Notes to Financial Statements.

12

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income	$408,681	$3,727,819
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	7,111,840	(5,227,865)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	34,500,089	(36,295,759)

Net increase/(decrease) in net assets resulting from operations	42,020,610	(37,795,805)
Dividends to shareholders from net investment income:
Class Y Shares	(2,395,261)	(2,063,051)
Class A Shares	(55,789)	(38,097)
Class C Shares	(1,196)	(2,796)
Class I Shares	(2,578,857)	(2,130,723)
Class R6 Shares	(279)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(6,618,258)	2,866,374
Class A Shares	981,496	(88,845)
Class C Shares	32,931	(406,037)
Class I Shares	1,745,302	281,996
Class R6 Shares	279	25,000

Net increase/(decrease) in net assets	33,130,978	(39,351,984)
NET ASSETS:
Beginning of period	263,367,288	302,719,272

End of period	$296,498,266	$263,367,288

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(3,065,652)	$1,557,049

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$18,044,329	$29,833,810
Issued as reinvestment of dividends	2,344,395	2,008,716
Redeemed	(27,006,982)	(28,976,152)

Net increase/(decrease)	$(6,618,258)	$2,866,374

Class A Shares:
Sold	$1,163,920	$1,611,750
Issued as reinvestment of dividends	38,328	18,045
Redeemed	(220,752)	(1,718,640)

Net increase/(decrease)	$981,496	$(88,845)

Class C Shares:
Sold	$80,338	$15,246
Issued as reinvestment of dividends	997	1,783
Redeemed	(48,404)	(423,066)

Net increase/(decrease)	$32,931	$(406,037)

Class I Shares:
Sold	$1,597,803	$—
Issued as reinvestment of dividends	372,499	281,996
Redeemed	(225,000)	—

Net increase	$1,745,302	$281,996

Class R6 Shares:
Sold	$—	$25,000
Issued as reinvestment of dividends	279	—

Net increase	$279	$25,000

See Notes to Financial Statements.

14

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	2,291,313	4,123,716
Issued as reinvestment of dividends	286,605	303,431
Redeemed	(3,506,492)	(3,951,474)

Net increase/(decrease)	(928,574)	475,673

Class A Shares:
Sold	144,199	218,307
Issued as reinvestment of dividends	4,686	2,726
Redeemed	(27,898)	(240,030)

Net increase/(decrease)	120,987	(18,997)

Class C Shares:
Sold	10,629	2,090
Issued as reinvestment of dividends	124	273
Redeemed	(6,315)	(59,338)

Net increase/(decrease)	4,438	(56,975)

Class I Shares:
Sold	220,387	—
Issued as reinvestment of dividends	45,371	42,470
Redeemed	(27,882)	—

Net increase	237,876	42,470

Class R6 Shares:
Sold	—	3,726
Issued as reinvestment of dividends	34	—

Net increase	34	3,726

See Notes to Financial Statements.

15

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$7.19		$8.37	$5.77	$5.09	$8.74	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.01		0.09	0.06	0.06	0.07	0.11
Net realized and unrealized gain/(loss) on investments	1.16		(1.16)	2.61	0.69	(3.62)	(1.37)

Total from investment operations	1.17		(1.07)	2.67	0.75	(3.55)	(1.26)

Less distributions:
Dividends from net investment income	(0.13)		(0.11)	(0.07)	(0.07)	(0.10)	—
Distributions from net realized gains	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.13)		(0.11)	(0.07)	(0.07)	(0.10)	(0.00	)(c)

Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$8.23		$7.19	$8.37	$5.77	$5.09	$8.74

Total return(d)	16.30%		(12.67)%	46.39%	14.69%	(40.87)%	(12.57)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$152,601		$140,062	$159,001	$108,224	$45,239	$3,862
Ratio of operating expenses to average net assets	1.46	%(e)	1.46%	1.46%	1.46%	1.46%	1.46	%(e)
Ratio of net investment income to average net assets	0.17	%(e)	1.29%	0.77%	0.90%	1.49%	1.37	%(e)
Portfolio turnover rate	37%		67%	74%	88%	91%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.58	%(e)	1.63%	1.71%	1.82%	2.36%	2.46	%(e)

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

16

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
$7.18		$8.36	$5.77	$5.08	$8.73	$10.00

(0.00	)(c)	0.08	0.06	0.02	0.05	0.17
1.16		(1.17)	2.58	0.73	(3.61)	(1.44)

1.16		(1.09)	2.64	0.75	(3.56)	(1.27)

(0.11)		(0.09)	(0.05)	(0.06)	(0.09)	—
—		—	—	—	—	(0.00	)(c)

(0.11)		(0.09)	(0.05)	(0.06)	(0.09)	(0.00	)(c)

—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

$8.23		$7.18	$8.36	$5.77	$5.08	$8.73

16.17%		(12.90)%	45.85%	14.62%	(40.99)%	(12.67)%

$4,207		$2,804	$3,421	$725	$1,327	$2,880
1.71	%(e)	1.71%	1.71%	1.71%	1.71%	1.71	%(e)
(0.10	)%(e)	1.15%	0.82%	0.28%	0.86%	2.06	%(e)
37%		67%	74%	88%	91%	91%
1.82	%(e)	1.87%	1.83%	2.07%	2.56%	2.80	%(e)

See Notes to Financial Statements.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	C Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
Net asset value, beginning of period	$7.05		$8.22	$5.68	$5.03	$8.67	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)		0.00 (c)	(0.04)	(0.02)	0.02	0.14
Net realized and unrealized gain/(loss) on investments	1.14		(1.11)	2.58	0.70	(3.59)	(1.47)

Total from investment operations	1.11		(1.11)	2.54	0.68	(3.57)	(1.33)

Less distributions:
Dividends from net investment income	(0.05)		(0.06)	—	(0.03)	(0.07)	—
Distributions from net realized gains	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.05)		(0.06)	—	(0.03)	(0.07)	(0.00	)(c)

Short-term trading fees	—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$8.11		$7.05	$8.22	$5.68	$5.03	$8.67

Total return(d)	15.72%		(13.42)%	44.72%	13.49%	(41.39)%	(13.27)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$204		$146	$639	$2,038	$3,332	$2,681
Ratio of operating expenses to average net assets	2.46	%(e)	2.46%	2.46%	2.46%	2.46%	2.46	%(e)
Ratio of net investment income/(loss) to average net assets	(0.84	)%(e)	0.07%	(0.64)%	(0.35)%	0.38%	1.77	%(e)
Portfolio turnover rate	37%		67%	74%	88%	91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	2.61	%(e)	2.68%	2.79%	2.83%	3.33%	3.28	%(e)

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

18

I Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Period Ended 6/30/08(b)
$7.22		$8.40	$5.80	$5.11	$8.77	$10.00

0.02		0.11	0.08	0.07	0.07	0.14
1.16		(1.16)	2.61	0.71	(3.62)	(1.36)

1.18		(1.05)	2.69	0.78	(3.55)	(1.22)

(0.15)		(0.13)	(0.09)	(0.09)	(0.11)	(0.01)
—		—	—	—	—	(0.00	)(c)

(0.15)		(0.13)	(0.09)	(0.09)	(0.11)	(0.01)

—		—	—	0.00 (c)	0.00 (c)	0.00	(c)

$8.25		$7.22	$8.40	$5.80	$5.11	$8.77

16.40%		(12.39)%	46.52%	15.13%	(40.76)%	(12.21)%

$139,456		$120,329	$139,658	$84,557	$80,598	$170,390
1.20	%(e)	1.20%	1.20%	1.20%	1.20%	1.20	%(e)
0.44	%(e)	1.54%	1.04%	1.08%	1.33%	1.72	%(e)
37%		67%	74%	88%	91%	91%
1.28	%(e)	1.27%	1.28%	1.35%	1.45%	1.50	%(e)

See Notes to Financial Statements.

19

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R6 Shares
	Period Ended 12/31/12(b) (Unaudited)		Period Ended 6/30/12(b)
Net asset value, beginning of period	$7.19		$6.71

Income/(loss) from investment operations:
Net investment income	0.02		0.01
Net realized and unrealized gain on investments	1.15		0.47

Total from investment operations	1.17		0.48

Less distributions:
Dividends from net investment income	(0.07)		—

Total distributions	(0.07)		—

Net asset value, end of period	$8.29		$7.19

Total return(c)	16.35%		7.15%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$31		$27
Ratio of operating expenses to average net assets	1.26	%(d)	1.25	%(d)
Ratio of net investment income to average net assets	0.38	%(d)	1.15	%(d)
Portfolio turnover rate	37%		67%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.32	%(d)	1.25	%(d)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

See Notes to Financial Statements.

20

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares —Class A, Class C, Class I, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant

21

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$31,864,404	$13,719
Level 2 — Other Significant Observable Inputs	263,529,420	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$295,393,824	$13,719

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

23

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax

24

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 or Class I Shares are charged directly to the applicable class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion.

25

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.46%, 1.46% and 1.20% for Class A, Class C, Class R6, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). In addition, the Advisor agreed to waive a portion of the investment advisory fee so that the Fund pays a fee of 0.90% on all assets. For the period ended December 31, 2012, the Advisor waived investment advisory fees in the amount of $70,545 and reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $73,364, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2012, the total amount eligible for repayment to the Advisor was $1,205,058, of which $363,953 expires in 2013, $454,688 expires in 2014, $313,053 expires in 2015, and $73,364 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

26

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

For the period ended December 31, 2012, the Advisor earned $193,619 before payment of sub-administration fees and $130,777 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.1372% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A and Class C Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

27

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $102,055,918 and $111,275,034, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $65,733,687, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $4,464,202 and net appreciation for financial reporting purposes was $61,269,485. At December 31, 2012, aggregate cost for financial reporting purposes was $234,124,339.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of December 31, 2012 is as follows:

Derivatives	Asset Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location: Net Assets — Net Unrealized Appreciation	$13,719	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

During the period ended December 31, 2012, the Fund had the following derivative activity:

Derivatives	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$218,653	$13,719

At December 31, 2012, the Fund had the following open financial futures contracts*:

	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
MSCI EAFE Emini Index Futures, March 2013	20	$1,606,581	$1,620,300	$13,719

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

28

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $1,404.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by

29

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(113,084)	$113,085	$(1)

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Post-October Loss Deferral	Capital Loss Carryover	Unrealized Appreciation	Total
$2,585,165	$(10,037,058)	$(78,851,914)	$25,524,307	$(60,779,500)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$4,234,667
June 30, 2011	2,825,501

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $78,851,914 of unused capital losses. These losses are short-term capital losses of which $17,934,535 expire in 2017 and $60,917,379 expire in 2018.

During the year ended June 30, 2012, $4,978,181 in carried-forward capital losses were utilized by the Fund.

30

Munder International Small-Cap Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $10,037,058.

11.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

31

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer

    and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNISC1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Large-Cap Value Fund

Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
iv	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
20	Notes to Financial Statements

Risks:    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance

INVESTMENT PROCESS HIGHLIGHTS

The Fund’s management team seeks to achieve long-term capital appreciation in the Fund by investing in stocks of large sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 1000® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. In identifying attractive holdings, companies are selected based on management strength, profitability and leadership position within its industry. The Fund is diversified, with sector weights typically targeted to approximate those of the Russell 1000® Value Index.

INVESTING ENVIRONMENT

Equity markets rallied for much of the six months ended December 31, 2012 despite continued uncertainty around Europe, the pending fiscal cliff and the fall elections here in the U.S. Coordinated efforts by central banks to continue stimulating their economies, low interest rate levels, reasonable valuations and a rebound in U.S. housing were all positives. Equity markets posted healthy gains as economic data in the U.S. continued its trajectory of improvement, sentiment out of Europe improved and signs of re-acceleration in China emerged. The best performing sectors were cyclicals led by consumer discretionary, financials and materials which posted double digit returns. Utilities and telecom services lagged as investors rotated away from defensive areas of the market. Large-cap value stocks outperformed large-cap growth stocks.

SECTOR DIVERSIFICATION
Financials	26.2%
Health Care	12.4%
Information Technology	10.6%
Energy	10.3%
Industrials	9.0%
Consumer Staples	8.2%
Consumer Discretionary	7.9%
Utilities	6.9%
Other	8.5%

Total	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 6.02%, underperforming the Russell 1000® Value Index, which returned 8.13% over the same period.

Notable contributors to the Fund’s performance during the past six months included: PPG Industries Inc., which manufactures protective and decorative coatings, flat glass, and glass products;

ii

Pfizer Inc., which manufactures vaccines and injectable biologic medicines; JPMorgan Chase & Co., which provides investment banking services; Eaton Corporation PLC, which manufactures power distribution, control, and transmission equipment; and Citigroup Inc., which provides commercial banking services.

Notable detractors to the Fund’s performance during the past six months included: UnitedHealth Group Inc., which provides health care coverage, software and data consultancy services; Occidental Petroleum Corp., which explores, develops, produces, and markets crude oil and natural gas; Intel Corp., which designs, manufactures and sells computer components and related products; Exelon Corp., which purchases, transmits and distributes electricity; and Apple Inc., which designs, develops, and manufactures microprocessor based personal computers.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies (approximately 1,000 of the largest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

iv

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,060.20	$6.49	1.25%
Class A	$1,000.00	$1,059.20	$7.79	1.50%
Class B	$1,000.00	$1,055.10	$11.65	2.25%
Class C	$1,000.00	$1,055.20	$11.66	2.25%
Class K	$1,000.00	$1,059.20	$7.79	1.50%
Class R	$1,000.00	$1,058.10	$9.08	1.75%
Hypothetical
Class Y	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$1,017.64	$7.63	1.50%
Class B	$1,000.00	$1,013.86	$11.42	2.25%
Class C	$1,000.00	$1,013.86	$11.42	2.25%
Class K	$1,000.00	$1,017.64	$7.63	1.50%
Class R	$1,000.00	$1,016.38	$8.89	1.75%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

[This Page Intentionally Left Blank]

vi

Munder Large-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 98.6%
Consumer Discretionary — 7.9%
Auto Components — 1.0%
10,467	Dana Holding Corp	$163,390

Automobiles — 1.0%
12,237	Ford Motor Co	158,469

Hotels, Restaurants & Leisure — 1.9%
3,165	Carnival Corp	116,377
7,218	InterContinental Hotels Group PLC, ADR	200,805

		317,182

Media — 2.2%
3,290	Meredith Corp	113,341
2,660	Time Warner Cable Inc	258,525

		371,866

Textiles, Apparel & Luxury Goods — 1.8%
2,035	VF Corp	307,224

Total Consumer Discretionary		1,318,131

Consumer Staples — 8.2%
Food & Staples Retailing — 2.9%
4,714	CVS Caremark Corp	227,922
3,833	Wal-Mart Stores Inc	261,526

		489,448

Food Products — 1.9%
2,670	Kraft Foods Group Inc	121,405
8,013	Mondelez International Inc, Class A	204,091

		325,496

Household Products — 2.2%
1,284	Colgate-Palmolive Co	134,229
2,669	Kimberly-Clark Corp	225,344

		359,573

Tobacco — 1.2%
2,357	Philip Morris International Inc	197,139

Total Consumer Staples		1,371,656

Energy — 10.3%
Energy Equipment & Services — 0.9%
1,361	Cameron International Corp †	76,842
2,232	Halliburton Co	77,428

		154,270

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 9.4%
2,020	Apache Corp	$158,570
4,926	Chevron Corp	532,698
3,992	ConocoPhillips	231,496
1,039	Continental Resources Inc/OK †	76,356
3,853	Marathon Oil Corp	118,133
3,102	Occidental Petroleum Corp	237,644
2,075	Phillips 66	110,182
2,068	Total SA, ADR	107,557

		1,572,636

Total Energy		1,726,906

Financials — 26.2%
Capital Markets — 1.9%
1,511	Ameriprise Financial Inc	94,634
8,153	Invesco Ltd	212,712

		307,346

Commercial Banks — 6.2%
11,684	Fifth Third Bancorp	177,480
2,044	PNC Financial Services Group Inc	119,186
6,666	SunTrust Banks Inc	188,981
16,330	Wells Fargo & Co	558,159

		1,043,806

Consumer Finance — 2.4%
6,936	Capital One Financial Corp	401,803

Diversified Financial Services — 5.0%
11,344	Citigroup Inc	448,768
8,975	JPMorgan Chase & Co	394,631

		843,399

Insurance — 8.6%
4,244	ACE Ltd	338,671
7,057	Allstate Corp/The	283,480
3,040	Marsh & McLennan Cos Inc	104,789
3,044	PartnerRe Ltd	245,011
3,290	Reinsurance Group of America Inc	176,081
2,491	RenaissanceRe Holdings Ltd	202,419
2,814	Willis Group Holdings PLC	94,353

		1,444,804

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (REITs) — 2.1%
9,779	American Capital Agency Corp	$283,004
5,623	Capstead Mortgage Corp	64,496

		347,500

Total Financials		4,388,658

Health Care — 12.4%
Health Care Equipment & Supplies — 0.9%
2,482	Covidien PLC	143,310

Health Care Providers & Services — 3.6%
2,367	McKesson Corp	229,504
7,052	UnitedHealth Group Inc	382,501

		612,005

Pharmaceuticals — 7.9%
2,862	Abbott Laboratories	187,461
3,021	GlaxoSmithKline PLC, ADR	131,323
5,758	Johnson & Johnson	403,636
23,815	Pfizer Inc	597,280

		1,319,700

Total Health Care		2,075,015

Industrials — 9.0%
Aerospace & Defense — 1.1%
2,312	United Technologies Corp	189,607

Electrical Equipment — 4.2%
4,942	AMETEK Inc	185,671
6,443	Eaton Corp PLC	349,211
3,213	Emerson Electric Co	170,160

		705,042

Industrial Conglomerates — 1.6%
12,506	General Electric Co	262,501

Machinery — 2.1%
1,424	Deere & Co	123,062
3,021	Stanley Black & Decker Inc	223,464

		346,526

Total Industrials		1,503,676

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology — 10.6%
Communications Equipment — 3.2%
12,540	Cisco Systems Inc	$246,411
4,656	QUALCOMM Inc	288,765

		535,176

Computers & Peripherals — 2.9%
702	Apple Inc	374,187
4,887	EMC Corp/Massachusetts †	123,641

		497,828

Internet Software & Services — 0.9%
212	Google Inc, Class A †	150,387

Semiconductors & Semiconductor Equipment — 1.4%
11,505	Intel Corp	237,348

Software — 2.2%
4,141	Microsoft Corp	110,689
7,595	Oracle Corp	253,065

		363,754

Total Information Technology		1,784,493

Materials — 2.9%
Chemicals — 2.6%
1,760	PPG Industries Inc	238,216
1,782	Praxair Inc	195,040

		433,256

Metals & Mining — 0.3%
1,636	Freeport-McMoRan Copper & Gold Inc	55,951

Total Materials		489,207

Telecommunication Services — 4.2%
Diversified Telecommunication Services — 4.2%
11,713	AT&T Inc	394,845
6,839	CenturyLink Inc	267,542
10,166	Portugal Telecom SGPS SA, ADR	50,627

Total Telecommunication Services		713,014

Utilities — 6.9%
Electric Utilities — 3.2%
5,961	Exelon Corp	177,280

See Notes to Financial Statements.

4

Shares		Value(a)

Utilities (Continued)
Electric Utilities (Continued)
3,608	FirstEnergy Corp	$150,670
2,766	ITC Holdings Corp	212,733

		540,683

Gas Utilities — 0.5%
4,392	Questar Corp	86,786

Multi-Utilities — 3.2%
11,126	CMS Energy Corp	271,252
7,147	Wisconsin Energy Corp	263,367

		534,619

Total Utilities		1,162,088

TOTAL COMMON STOCKS
(Cost $11,835,876)		16,532,844

TOTAL INVESTMENTS
(Cost $11,835,876)	98.6%	16,532,844
OTHER ASSETS AND LIABILITIES (Net)	1.4	235,571

NET ASSETS	100.0%	$16,768,415

†	Non-income producing security.
(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

At December 31, 2012, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
United States	87.5%	$14,669,557
Ireland	2.9	492,521
Bermuda	2.7	447,430
United Kingdom	2.6	426,481
Switzerland	2.0	338,671
France	0.6	107,557
Portugal	0.3	50,627

TOTAL COMMON STOCKS	98.6	16,532,844

TOTAL INVESTMENTS	98.6	16,532,844
OTHER ASSETS AND LIABILITIES (NET)	1.4	235,571

NET ASSETS	100.0%	$16,768,415

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$16,532,844
Dividends and interest receivable	29,904
Receivable from Advisor	5,681
Receivable for investment securities sold	590,385
Receivable for Fund shares sold	796
Prepaid expenses and other assets	36,127

Total Assets	17,195,737

LIABILITIES:
Due to custodian	123,684
Payable for Fund shares redeemed	76,447
Trustees’ fees and expenses payable	154,070
Transfer agency/record keeping fees payable	15,378
Investment advisory fees payable	11,041
Administration fees payable	7,472
Custody fees payable	4,713
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	3,318
Shareholder servicing fees payable — Class K Shares	290
Accrued expenses and other payables	30,909

Total Liabilities	427,322

NET ASSETS	$16,768,415

Investments, at cost	$11,835,876

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(111,892)
Accumulated net realized gain on investments sold	189,656
Net unrealized appreciation of investments	4,696,968
Paid-in capital	11,993,683

$16,768,415

NET ASSETS:
Class Y Shares	$6,996,871

Class A Shares	$6,493,817

Class B Shares	$437,968

Class C Shares	$1,657,913

Class K Shares	$1,175,188

Class R Shares	$6,658

SHARES OUTSTANDING:
Class Y Shares	573,336

Class A Shares	534,428

Class B Shares	37,745

Class C Shares	143,024

Class K Shares	96,605

Class R Shares	549

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$12.20

CLASS A SHARES:
Net asset value and redemption price per share	$12.15

Maximum sales charge	5.50%
Maximum offering price per share	$12.86

CLASS B SHARES:
Net asset value and offering price per share*	$11.60

CLASS C SHARES:
Net asset value and offering price per share*	$11.59

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$12.16

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$12.12

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$74
Dividends(a)	279,812

Total Investment Income	279,886

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	8,520
Class B Shares	2,457
Class C Shares	9,579
Class R Shares	17
Shareholder servicing fees:
Class K Shares	1,934
Investment advisory fees	68,192
Administration fees	42,240
Registration and filing fees	30,887
Trustees’ fees and expenses	25,163
Custody fees	18,982
Legal and audit fees	17,763
Transfer agency/record keeping fees	17,491
Printing and mailing fees	12,353
Other	8,918

Total Expenses	264,496
Expenses reimbursed by Advisor	(128,333)

Net Expenses	136,163

NET INVESTMENT INCOME	143,723

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	846,334
Net change in unrealized appreciation/(depreciation) of securities	64,729

Net realized and unrealized gain on investments	911,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,054,786

(a)	Net of foreign withholding taxes of $487.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income	$143,723	$341,244
Net realized gain from security transactions	846,334	6,965,428
Net change in net unrealized appreciation/(depreciation) of securities	64,729	(7,268,970)

Net increase in net assets resulting from operations	1,054,786	37,702
Dividends to shareholders from net investment income:
Class Y Shares	(80,925)	(264,674)
Class A Shares	(61,792)	(40,786)
Class B Shares	(1,916)	(842)
Class C Shares	(7,012)	(2,470)
Class K Shares	(12,779)	(14,387)
Class R Shares	(49)	(21)
Distributions to shareholders from net realized gains:
Class Y Shares	(975,266)	—
Class A Shares	(916,267)	—
Class B Shares	(66,411)	—
Class C Shares	(243,042)	—
Class K Shares	(180,283)	—
Class R Shares	(919)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	146,011	(45,132,559)
Class A Shares	(40,780)	(1,166,692)
Class B Shares	(57,400)	(359,431)
Class C Shares	(145,007)	(257,204)
Class K Shares	(430,597)	(2,880,219)
Class R Shares	968	21

Net decrease in net assets	(2,018,680)	(50,081,562)
NET ASSETS:
Beginning of period	18,787,095	68,868,657

End of period	$16,768,415	$18,787,095

Accumulated distributions in excess of net investment income	$(111,892)	$(91,142)

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$112,524	$3,409,009
Issued as reinvestment of dividends and distributions	923,967	246,334
Redeemed	(890,480)	(48,787,902)

Net increase/(decrease)	$146,011	$(45,132,559)

Class A Shares:
Sold*	$402,360	$663,282
Issued as reinvestment of dividends and distributions	767,627	27,853
Redeemed	(1,210,767)	(1,857,827)

Net decrease	$(40,780)	$(1,166,692)

Class B Shares:
Sold	$18,478	$4,941
Issued as reinvestment of dividends and distributions	44,525	487
Redeemed*	(120,403)	(364,859)

Net decrease	$(57,400)	$(359,431)

Class C Shares:
Sold	$93,449	$36,844
Issued as reinvestment of dividends and distributions	166,806	1,698
Redeemed	(405,262)	(295,746)

Net decrease	$(145,007)	$(257,204)

Class K Shares:
Sold	$26,880	$25,001
Issued as reinvestment of dividends and distributions	63,851	2,088
Redeemed	(521,328)	(2,907,308)

Net decrease	$(430,597)	$(2,880,219)

Class R Shares:
Issued as reinvestment of dividends and distributions	968	21

Net increase	$968	$21

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	8,144	279,218
Issued as reinvestment of dividends and distributions	75,773	20,285
Redeemed	(64,056)	(3,663,829)

Net increase/(decrease)	19,861	(3,364,326)

Class A Shares:
Sold*	30,139	53,584
Issued as reinvestment of dividends and distributions	63,279	2,271
Redeemed	(88,130)	(143,816)

Net increase/(decrease)	5,288	(87,961)

Class B Shares:
Sold	1,441	382
Issued as reinvestment of dividends and distributions	3,858	41
Redeemed*	(9,217)	(28,857)

Net decrease	(3,918)	(28,434)

Class C Shares:
Sold	7,734	3,172
Issued as reinvestment of dividends and distributions	14,467	142
Redeemed	(30,048)	(23,898)

Net decrease	(7,847)	(20,584)

Class K Shares:
Sold	1,918	1,935
Issued as reinvestment of dividends and distributions	5,259	170
Redeemed	(37,255)	(235,572)

Net decrease	(30,078)	(233,467)

Class R Shares:
Issued as reinvestment of dividends and distributions	80	1

Net increase	80	1

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$13.51		$13.44	$10.71	$9.92	$13.73	$17.32

Income/(loss) from investment operations:
Net investment income	0.13		0.12	0.10	0.09	0.19	0.20
Net realized and unrealized gain/(loss) on investments	0.67		0.04	2.73	0.79	(3.81)	(1.93)

Total from investment operations	0.80		0.16	2.83	0.88	(3.62)	(1.73)

Less distributions:
Dividends from net investment income	(0.16)		(0.09)	(0.10)	(0.09)	(0.19)	(0.20)
Distributions from net realized gains	(1.95)		—	—	—	—	(1.66)

Total distributions	(2.11)		(0.09)	(0.10)	(0.09)	(0.19)	(1.86)

Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.20		$13.51	$13.44	$10.71	$9.92	$13.73

Total return(d)	6.02%		1.28%	26.44%	8.77%	(26.45)%	(11.12)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$6,997		$7,476	$52,661	$43,751	$42,180	$64,241
Ratio of operating expenses to average net assets	1.25	%(e)	1.74%	1.54%	1.41%	1.34%	1.17%
Ratio of net investment income to average net assets	1.83	%(e)	0.93%	0.79%	0.78%	1.78%	1.33%
Portfolio turnover rate	0%		120%	71%	76%	53%	41%
Ratio of operating expenses to average net assets without expense reimbursements	2.66	%(e)	1.76%	1.54%	1.41%	1.34%	1.17%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 5, 1994 and August 8, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$13.45		$13.39	$10.67	$9.90	$13.70	$17.28

0.11		0.08	0.07	0.06	0.16	0.17

0.67		0.05	2.72	0.78	(3.80)	(1.93)

0.78		0.13	2.79	0.84	(3.64)	(1.76)

(0.13)		(0.07)	(0.07)	(0.07)	(0.16)	(0.16)

(1.95)		—	—	—	—	(1.66)

(2.08)		(0.07)	(0.07)	(0.07)	(0.16)	(1.82)

—		—	—	—	0.00 (c)	0.00 (c)

$12.15		$13.45	$13.39	$10.67	$9.90	$13.70

5.92%		1.02%	26.20%	8.45%	(26.61)%	(11.31)%

$6,494		$7,116	$8,262	$8,084	$9,980	$12,162

1.50	%(e)	2.19%	1.79%	1.66%	1.60%	1.42%

1.58	%(e)	0.62%	0.53%	0.54%	1.52%	1.07%
0%		120%	71%	76%	53%	41%

2.91	%(e)	2.25%	1.79%	1.66%	1.60%	1.42%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$12.91		$12.89	$10.31	$9.60	$13.31	$16.86

Income/(loss) from investment operations:
Net investment income/(loss)	0.06		(0.02)	(0.03)	(0.02)	0.08	0.05
Net realized and unrealized gain/(loss) on investments	0.64		0.06	2.62	0.77	(3.70)	(1.88)

Total from investment operations	0.70		0.04	2.59	0.75	(3.62)	(1.83)

Less distributions:
Dividends from net investment income	(0.06)		(0.02)	(0.01)	(0.04)	(0.09)	(0.06)
Distributions from net realized gains	(1.95)		—	—	—	—	(1.66)

Total distributions	(2.01)		(0.02)	(0.01)	(0.04)	(0.09)	(1.72)

Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$11.60		$12.91	$12.89	$10.31	$9.60	$13.31

Total return(d)	5.51%		0.28%	25.17%	7.78%	(27.23)%	(12.00)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$438		$538	$904	$970	$1,470	$2,314
Ratio of operating expenses to average net assets	2.25	%(e)	2.92%	2.54%	2.41%	2.34%	2.17%
Ratio of net investment income/(loss) to average net assets	0.83	%(e)	(0.13)%	(0.22)%	(0.21)%	0.77%	0.33%
Portfolio turnover rate	0%		120%	71%	76%	53%	41%
Ratio of operating expenses to average net assets without expense reimbursements	3.67	%(e)	2.98%	2.54%	2.41%	2.34%	2.17%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on August 9, 1994 and December 5, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$12.90		$12.88	$10.30	$9.60	$13.30	$16.85

0.06		(0.02)	(0.03)	(0.02)	0.08	0.05

0.64		0.06	2.62	0.76	(3.69)	(1.88)

0.70		0.04	2.59	0.74	(3.61)	(1.83)

(0.06)		(0.02)	(0.01)	(0.04)	(0.09)	(0.06)

(1.95)		—	—	—	—	(1.66)

(2.01)		(0.02)	(0.01)	(0.04)	(0.09)	(1.72)

—		—	—	—	0.00 (c)	0.00 (c)

$11.59		$12.90	$12.88	$10.30	$9.60	$13.30

5.52%		0.28%	25.20%	7.68%	(27.17)%	(12.01)%

$1,658		$1,946	$2,209	$2,059	$2,402	$2,551

2.25	%(e)	2.94%	2.54%	2.41%	2.36%	2.17%

0.82	%(e)	(0.13)%	(0.22)%	(0.22)%	0.78%	0.32%
0%		120%	71%	76%	53%	41%

3.66	%(e)	3.00%	2.54%	2.41%	2.36%	2.17%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$13.46		$13.40	$10.68	$9.91	$13.71	$17.30

Income/(loss) from investment operations:
Net investment income	0.11		0.08	0.06	0.06	0.16	0.17
Net realized and unrealized gain/(loss) on investments	0.67		0.05	2.73	0.78	(3.80)	(1.94)

Total from investment operations	0.78		0.13	2.79	0.84	(3.64)	(1.77)

Less distributions:
Dividends from net investment income	(0.13)		(0.07)	(0.07)	(0.07)	(0.16)	(0.16)
Distributions from net realized gains	(1.95)		—	—	—	—	(1.66)

Total distributions	(2.08)		(0.07)	(0.07)	(0.07)	(0.16)	(1.82)

Short-term trading fees	—		—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.16		$13.46	$13.40	$10.68	$9.91	$13.71

Total return(d)	5.92%		1.02%	26.18%	8.44%	(26.59)%	(11.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,175		$1,705	$4,827	$11,686	$13,310	$22,464
Ratio of operating expenses to average net assets	1.50	%(e)	2.08%	1.78%	1.66%	1.59%	1.42%
Ratio of net investment income to average net assets	1.57	%(e)	0.66%	0.53%	0.53%	1.54%	1.07%
Portfolio turnover rate	0%		120%	71%	76%	53%	41%
Ratio of operating expenses to average net assets without expense reimbursements	2.93	%(e)	2.12%	1.78%	1.66%	1.59%	1.42%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on July 5, 1994 and November 1, 2006, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$13.41		$13.36	$10.65	$9.89	$13.69	$17.27

0.09		0.05	0.04	0.03	0.14	0.12

0.67		0.05	2.72	0.79	(3.80)	(1.92)

0.76		0.10	2.76	0.82	(3.66)	(1.80)

(0.10)		(0.05)	(0.05)	(0.06)	(0.14)	(0.12)

(1.95)		—	—	—	—	(1.66)

(2.05)		(0.05)	(0.05)	(0.06)	(0.14)	(1.78)

—		—	—	—	0.00 (c)	0.00 (c)

$12.12		$13.41	$13.36	$10.65	$9.89	$13.69

5.81%		0.83%	25.83%	8.21%	(26.81)%	(11.54)%

$7		$6	$6	$5	$5	$6

1.75	%(e)	2.43%	2.05%	1.91%	1.83%	1.67%

1.34	%(e)	0.40%	0.29%	0.28%	1.29%	0.81%
0%		120%	71%	76%	53%	41%

3.16	%(e)	2.50%	2.05%	1.91%	1.83%	1.67%

See Notes to Financial Statements.

19

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

20

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

21

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$16,532,844
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$16,532,844

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the

22

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $100 million of its average daily net assets; and 0.70% on average daily net assets exceeding $100 million. During the period ended December 31, 2012, the Fund paid an effective rate of 0.75% for advisory services.

Effective October 1, 2012, Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50%.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50%, 1.75% and 1.25% for Class A, Class B, Class C, Class K, Class R and Class Y Shares, respectively. For the period ended December 31, 2012, the Advisor reimbursed expenses pursuant

23

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

to the Expense Limitation Agreement on behalf of the Fund totaling $128,333, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2012, the total amount eligible for repayment to the Advisor was $141,953 of which $13,620 expires in 2015 and $128,333 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates subject to a Fund minimum fee of $80,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $42,240 before payment of sub-administration fees and $27,289 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.4646% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion

24

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $0 and $2,694,031, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $4,772,283, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $75,315

25

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

and net appreciation for financial reporting purposes was $4,696,968. At December 31, 2012, aggregate cost for financial reporting purposes was $11,835,876.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $105.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from return of capital distributions were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$(17,657)	$5,414	$12,243

26

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$323,180
June 30, 2011	469,632

At June 30, 2012, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$3,441	$2,041,668	$4,316,081	$6,361,190

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had no unused capital losses available for federal income tax purposes.

During the year ended June 30, 2012, $4,934,560 in carried-forward capital losses were utilized by the Fund.

9.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

27

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

10.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

11.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Subsequent Event

On February 12, 2013, the Board of Trustees approved the liquidation of the Fund. The liquidation is expected to occur on March 25, 2013.

13.	Approval of Sub-Advisory Agreement

At an in-person meeting held on September 11, 2012, the Board of Trustees, including all the Trustees that are not “interested persons” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act, (“Non-Interested Trustees”) unanimously voted to approve Integrity, a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”).

In determining whether to approve the Sub-Advisory Agreement for the Fund, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusions regarding approval of the Sub-Advisory Agreement, including the information described below. The Board and counsel to the Non-Interested Trustees had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the Sub-Advisory Agreement with respect to the Fund and in other Board meetings held during the course of the fiscal year (including, in particular, the May 14-15, 2012 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Sub-Advisory Agreement, the Trustees

28

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

conducted a review that was specifically focused upon the approval of the Sub-Advisory Agreement with respect to the Fund and all of the services proposed to be provided thereunder. The Advisor and Integrity already were parties to the Sub-Advisory Agreement with respect to certain other existing Munder Funds, as last approved by the Board at meetings held on May 14-15, 2012 and, therefore, the Trustees relied upon their general knowledge, resulting from their meetings throughout the year, regarding Integrity and the services it provides to those certain existing Munder Funds as well as detailed information in connection with the Board’s most recent annual evaluation and approval of the continuance of the Sub-Advisory Agreement for those certain existing Munder Funds.

In approving the Sub-Advisory Agreement with respect to the Fund, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Munder Funds, and the Non-Interested Trustees were separately advised by their independent legal counsel, with respect to the specific information presented for their consideration as well as their deliberations regarding the approval of the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the approval of the Sub-Advisory Agreement with respect to the Fund.

The Board reviewed a variety of factors and considered a significant amount of information as part of a comprehensive evaluation process. The determinations to approve the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information presented to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

(a) The nature, extent and quality of the services to be provided by Integrity to the Fund under the Sub-Advisory Agreement: In considering the nature, extent and quality of the services proposed to be provided by Integrity to the Fund, the Board took note of its comprehensive review of these factors during the Board’s May 14-15, 2012 meeting at which the Board approved the continuation of the Sub-Advisory Agreement for certain existing Munder Funds pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the level and quality of services that Integrity generally has provided to those certain existing Munder Funds and has proposed to provide to the Fund; the qualification of management of Integrity and of the persons proposed to provide portfolio management services to the Fund; the general experience, business, operations and financial condition of Integrity; the information provided by Integrity in its Form ADV; and the terms of the Sub-Advisory Agreement.

29

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the Sub-Advisory Agreement with respect to the Fund.

(b) The investment performance of the Fund and Integrity: In considering the investment performance of the Fund, the Board took note of its comprehensive review of the Fund’s performance during the Board’s May 14-15, 2012 meeting at which the Board approved the continuation of the Advisory Agreement between the Advisor and Munder Series Trust (“MST”) on behalf of the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. At that meeting, the Board considered the relative performance of the Fund against a variety of standards as of December 31, 2011, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2011: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the five- and ten-year periods but trailed the performance of its benchmark for the one- and three-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the three-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2012. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

In addition, the Board noted that the existing members of the Fund’s portfolio management team, each of whom was a dual employee of MCM and Integrity, would continue to serve as the portfolio managers of the Fund, as they

30

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

had since February 2012. The Board considered the proposed trading strategies and decision-making process to be employed by Integrity in managing the Fund and the capability and capacity of Integrity to manage the Fund. The Board noted that these trading strategies and decision-making processes, as well as the Fund’s investment objective and principal investment strategies, would not change. Based on these considerations, the Board concluded that these factors should not preclude approval of the Sub-Advisory Agreement with respect to the Fund.

(c) The anticipated costs of the services to be provided and profits to be realized by Integrity and its affiliates from the relationship with the Fund: The Board considered the proposed sub-advisory fees to be paid to Integrity by the Advisor under the Sub-Advisory Agreement. The Board took note of its review during the Board’s May 14-15, 2012 meeting of the profitability to Integrity of the existing Munder Funds for which it served as sub-adviser in determining whether to approve the Sub-Advisory Agreement with respect to the Fund. Based on the information provided, the Board concluded that the proposed cost of Integrity services under the Sub-Advisory Agreement with respect to the Fund were not unreasonable in light of the proposed services that Integrity would provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels would reflect economies of scale: In considering economies of scale with respect to the Munder Funds, the Board took note of its comprehensive review of economies of scale during the Board’s May 14-15, 2012 meeting at which the Board approved the continuance of the Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”), for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board noted the Advisor’s previous and on-going efforts to review the fees of all the Munder Funds for reasonableness and market rate comparability in an overall effort to reduce the Munder Funds’ total operating expenses. With respect to the Fund, the Board considered the Advisor’s contractual agreement to limit the Fund’s expenses through at least October 31, 2013 by waiving certain fees and reimbursing certain expenses. Based on the above, the Board concluded that the Advisor’s efforts in this regard supported approving the Sub-Advisory Agreement with respect to the Fund.

(e) A comparison of proposed fee levels of the Fund with those of comparable funds: In considering this factor, the Board took note of its comprehensive review of this factor during the Board’s May 14-15, 2012 meeting at which the Board approved the continuation of the Sub-Advisory Agreement for certain existing Munder Funds pursuant to the requirements of Section 15(c) of the 1940 Act. At that meeting, the Board considered the

31

Munder Large-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Fund’s investment advisory fees at varying asset levels compared to the investment advisory fees charged to the Fund’s peers and the investment advisory fees charged by the Advisor for managing comparable separately managed accounts and other pooled investment vehicles. Based on this information, the Board concluded that the proposed sub-advisory fee of the Fund was reasonable in light of the services to be provided and that the proposed sub-advisory fee should not preclude approval of the Sub-Advisory Agreement with respect to the Fund.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: In considering the benefits derived or to be derived by the Advisor from its relationship with the Fund, the Board took note of its comprehensive review of the Advisor’s relationship with the then existing Munder Funds during the Board’s May 14-15, 2012 meeting at which the Board approved the continuance of the Sub-Advisory Agreement for certain existing Munder Funds. In this regard, the Board considered the Advisor’s representation that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to those existing Funds, the Advisor and Integrity may benefit from their relationships with the Funds in the sense that potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional anticipated benefits should not preclude approval of the Sub-Advisory Agreement with respect to the Fund.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Sub-Advisory Agreement with respect to the Fund.

32

[This Page Intentionally Left Blank]

33

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNLCV1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Micro-Cap

Equity Fund

Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
20	Notes to Financial Statements

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Micro-Cap Equity Fund’s management team seeks capital appreciation in the Fund by investing in a diversified portfolio of micro-cap companies that the management team feels are undervalued, but poised to outperform. Micro-cap companies are companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index. The team’s investment style focuses on undiscovered, small-sized companies that have strong potential for consistent earnings growth. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

INVESTING ENVIRONMENT

Equity markets rallied for much of the six months ended December 31, 2012 despite continued uncertainty around Europe, the pending fiscal cliff and the fall elections here in the U.S. Coordinated efforts by central banks to continue stimulating their economies, low interest rate levels, reasonable valuations and a rebound in U.S. housing were all positives. Equity markets posted healthy gains as economic data in the U.S. continued its trajectory of improvement, sentiment out of Europe improved and signs of re-acceleration in China emerged. The best performing sectors were cyclicals led by financials, industrials and materials which all posted at least high single digit returns. Energy was the biggest laggard as a number of micro-cap companies with high leverage have been hurt by lower commodity prices.

SECTOR DIVERSIFICATION
Financials	33.6%
Consumer Discretionary	15.1%
Industrials	15.0%
Information Technology	12.7%
Health Care	11.8%
Materials	5.1%
Other	6.7%

Total	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 6.61%, outperforming the Russell Microcap® Index, which returned 5.96% over the same period.

Notable contributors to the Fund’s performance during the past six months included: Lin TV Corp., which engages in providing television broadcasting services; M/I Homes Inc., which builds single family homes; Lithia Motors Inc., which sells new and used vehicles and related auto parts; Geospace Technologies Corp., which designs and manufactures instruments and equipment used to acquire and process seismic data; and Barrett Business Services Inc., which provides human resources management services.

ii

Notable detractors to the Fund’s performance during the past six months included: Radisys Corp., which designs and manufactures embedded computer products; Quantum Corp., which designs and manufactures computer storage devices; Quality Distribution Inc., which provides bulk transportation services; Responsys Inc., which provides email and cross-channel marketing solutions; and Idenix Pharmaceuticals Inc., which designs and develops vaccines for viral infections.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Beazer Homes USA Inc., a homebuilder; Chatham Lodging Trust, a hotel/lodging real estate investment trust (REIT); Noranda Aluminum Holding Corp., an integrated producer of aluminum products; Southwest Bancorp Inc., which operates as a national commercial bank; and Zale Corp., which operates retail jewelry stores.

The team funded these positions in part by selling the Fund’s positions in: Agree Realty Corp., a shopping center real estate investment trust (REIT); America’s Car-Mart Inc., which operates used car dealerships; Education Realty Trust Inc., a student housing real estate investment trust (REIT); Marten Transport Ltd, a trucking company; and Newpark Resources Inc., an energy services provider.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Microcap® Index measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next smallest eligible securities by market capitalization. The Russell 2000® Index measures the performance of

iii

approximately 2,000 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

vi

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,066.10	$9.17	1.76%
Class A	$1,000.00	$1,064.50	$10.41	2.00%
Class B	$1,000.00	$1,061.00	$14.39	2.77%
Class C	$1,000.00	$1,060.60	$14.34	2.76%
Class K	$1,000.00	$1,064.80	$10.41	2.00%
Class R	$1,000.00	$1,063.60	$11.70	2.25%
Hypothetical
Class Y	$1,000.00	$1,016.33	$8.94	1.76%
Class A	$1,000.00	$1,015.12	$10.16	2.00%
Class B	$1,000.00	$1,011.24	$14.04	2.77%
Class C	$1,000.00	$1,011.29	$13.99	2.76%
Class K	$1,000.00	$1,015.12	$10.16	2.00%
Class R	$1,000.00	$1,013.86	$11.42	2.25%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 96.8%
Consumer Discretionary — 15.1%
Auto Components — 0.4%
35,219	Modine Manufacturing Co †	$286,330

Hotels, Restaurants & Leisure — 5.2%
20,177	Bravo Brio Restaurant Group Inc †	270,977
100,807	Isle of Capri Casinos Inc †	564,519
52,325	Krispy Kreme Doughnuts Inc †	490,808
73,019	Marcus Corp	910,547
24,335	Multimedia Games Holding Co Inc †	357,968
17,826	Red Robin Gourmet Burgers Inc †	629,080
83,037	Ruby Tuesday Inc †	652,671

		3,876,570

Household Durables — 3.0%
31,836	Beazer Homes USA Inc †	537,710
22,951	Ethan Allen Interiors Inc	590,070
29,520	M/I Homes Inc †	782,280
41,609	Zagg Inc †	306,243

		2,216,303

Leisure Equipment & Products — 1.2%
12,724	Arctic Cat Inc †	424,854
52,636	LeapFrog Enterprises Inc †	454,249

		879,103

Media — 1.0%
101,454	LIN TV Corp, Class A †	763,949

Specialty Retail — 3.4%
40,000	Hot Topic Inc	386,000
23,031	Lithia Motors Inc, Class A	861,820
29,752	Shoe Carnival Inc	609,618
18,935	Stage Stores Inc	469,209
49,460	Zale Corp †	203,281

		2,529,928

Textiles, Apparel & Luxury Goods — 0.9%
34,518	Perry Ellis International Inc	686,908

Total Consumer Discretionary		11,239,091

Consumer Staples — 0.8%
Food Products — 0.8%
92,692	Inventure Foods Inc †	601,571

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 3.9%
Energy Equipment & Services — 1.8%
5,422	Geospace Technologies Corp †	$481,853
36,691	Mitcham Industries Inc †	500,098
46,660	Pioneer Energy Services Corp †	338,752

		1,320,703

Oil, Gas & Consumable Fuels — 2.1%
63,180	James River Coal Co †	202,176
22,411	PDC Energy Inc †	744,269
110,137	Triangle Petroleum Corp †	659,721

		1,606,166

Total Energy		2,926,869

Financials — 31.9%
Capital Markets — 4.5%
45,387	Calamos Asset Management Inc, Class A	479,741
60,000	CorEnergy Infrastructure Trust	361,800
173,140	Cowen Group Inc, Class A †	424,193
42,000	HFF Inc, Class A	625,800
112,873	JMP Group Inc	685,139
50,613	Safeguard Scientifics Inc †	746,542

		3,323,215

Commercial Banks — 13.0%
97,437	1st United Bancorp Inc/Boca Raton	608,981
68,418	Bancorp Inc/The †	750,546
14,179	Bank of Marin Bancorp	531,145
29,440	Banner Corp	904,691
31,337	Cardinal Financial Corp	509,853
32,006	Central Pacific Financial Corp †	498,974
33,535	Financial Institutions Inc	624,757
102,136	First Commonwealth Financial Corp	696,568
31,420	Oriental Financial Group Inc	419,457
30,235	Renasant Corp	578,698
18,078	SCBT Financial Corp	726,374
490,410	Seacoast Banking Corp of Florida †	789,560
58,600	Southwest Bancorp Inc/Stillwater OK †	656,320
46,000	State Bank Financial Corp	730,480
75,567	Sterling Bancorp/NY	688,415

		9,714,819

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance — 1.6%
28,294	AMERISAFE Inc †	$771,011
21,011	Homeowners Choice Inc	436,819

		1,207,830

Real Estate Investment Trusts (REITs) — 8.9%
29,498	Associated Estates Realty Corp	475,508
106,000	CapLease Inc	590,420
23,070	Chatham Lodging Trust	354,817
40,590	Kite Realty Group Trust	226,898
44,026	Monmouth Real Estate Investment Corp, Class A	456,109
121,752	NorthStar Realty Finance Corp	857,134
49,011	Parkway Properties Inc	685,664
141,931	RAIT Financial Trust	801,910
29,000	Sabra Health Care REIT Inc	629,880
33,000	STAG Industrial Inc	593,010
100,000	Summit Hotel Properties Inc	950,000

		6,621,350

Real Estate Management & Development — 0.8%
44,094	Kennedy-Wilson Holdings Inc	616,434

Thrifts & Mortgage Finance — 3.1%
36,660	First Pactrust Bancorp Inc	449,818
42,943	OceanFirst Financial Corp	590,466
56,111	Rockville Financial Inc	723,832
12,700	WSFS Financial Corp	536,575

		2,300,691

Total Financials		23,784,339

Health Care — 11.8%
Biotechnology — 4.1%
70,169	Achillion Pharmaceuticals Inc †	562,755
24,103	Affymax Inc †	457,957
123,337	Astex Pharmaceuticals †	358,911
38,781	Idenix Pharmaceuticals Inc †	188,088
55,412	Raptor Pharmaceutical Corp †	324,160
66,631	Rigel Pharmaceuticals Inc †	433,101
76,611	Vanda Pharmaceuticals Inc †	283,461
144,456	Vical Inc †	420,367

		3,028,800

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies — 2.4%
14,621	ICU Medical Inc †	$890,858
84,462	Symmetry Medical Inc †	888,540

		1,779,398

Health Care Providers & Services — 3.7%
11,685	Air Methods Corp	431,060
23,479	Capital Senior Living Corp †	438,822
42,355	Gentiva Health Services Inc †	425,668
33,394	Kindred Healthcare Inc †	361,323
57,111	LCA-Vision Inc †	162,766
35,691	US Physical Therapy Inc	982,930

		2,802,569

Health Care Technology — 0.6%
47,527	Epocrates Inc †	419,188

Life Sciences Tools & Services — 0.5%
130,793	Affymetrix Inc †	414,614

Pharmaceuticals — 0.5%
127,653	Pain Therapeutics Inc †	345,940

Total Health Care		8,790,509

Industrials — 15.0%
Aerospace & Defense — 2.5%
28,300	AAR Corp	528,644
106,301	Kratos Defense & Security Solutions Inc †	534,694
40,596	LMI Aerospace Inc †	785,127

		1,848,465

Air Freight & Logistics — 0.7%
23,294	Park-Ohio Holdings Corp †	496,395

Commercial Services & Supplies — 1.8%
44,269	AT Cross Co, Class A †	477,220
10,119	Consolidated Graphics Inc †	353,355
22,281	Standard Parking Corp †	489,959

		1,320,534

Construction & Engineering — 1.1%
38,166	MYR Group Inc †	849,194

Electrical Equipment — 0.7%
13,816	AZZ Inc	530,949

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Industrial Conglomerates — 0.7%
10,348	Standex International Corp	$530,749

Machinery — 3.6%
31,626	Altra Holdings Inc	697,353
42,866	Commercial Vehicle Group Inc †	351,930
36,638	Douglas Dynamics Inc	527,221
65,989	Manitex International Inc †	471,162
23,792	Trimas Corp †	665,224

		2,712,890

Professional Services — 3.0%
18,317	Barrett Business Services Inc	697,694
11,796	Exponent Inc †	658,571
24,074	GP Strategies Corp †	497,128
32,000	Resources Connection Inc	382,080

		2,235,473

Road & Rail — 0.9%
41,741	Quality Distribution Inc †	250,446
18,982	Saia Inc †	438,864

		689,310

Total Industrials		11,213,959

Information Technology — 12.7%
Computers & Peripherals — 1.5%
65,043	Datalink Corp †	556,118
425,305	Quantum Corp †	527,378

		1,083,496

Electronic Equipment, Instruments & Components — 0.8%
65,951	TTM Technologies Inc †	606,749

Internet Software & Services — 1.3%
38,426	Keynote Systems Inc	541,422
19,300	LogMeIn Inc †	432,513

		973,935

IT Services — 0.5%
63,630	PRGX Global Inc †	410,414

Semiconductors & Semiconductor Equipment — 5.4%
109,305	FormFactor Inc †	498,431
68,778	Kulicke & Soffa Industries Inc †	824,648

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
79,183	O2Micro International Ltd, ADR †	$237,549
80,991	Pericom Semiconductor Corp †	650,358
122,700	Photronics Inc †	731,292
40,600	Rudolph Technologies Inc †	546,070
104,062	Ultra Clean Holdings †	510,944

		3,999,292

Software — 3.2%
93,993	Actuate Corp †	526,361
65,850	American Software Inc/Georgia, Class A	510,996
45,967	Monotype Imaging Holdings Inc	734,552
63,755	Seachange International Inc †	616,511

		2,388,420

Total Information Technology		9,462,306

Materials — 5.1%
Chemicals — 2.8%
34,847	KMG Chemicals Inc	612,262
17,503	Koppers Holdings Inc	667,739
15,542	Quaker Chemical Corp	837,092

		2,117,093

Metals & Mining — 1.1%
56,560	Noranda Aluminum Holding Corp	345,582
22,500	Olympic Steel Inc	498,150

		843,732

Paper & Forest Products — 1.2%
49,263	PH Glatfelter Co	861,117

Total Materials		3,821,942

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
40,000	Lumos Networks Corp	400,800

TOTAL COMMON STOCKS
(Cost $60,840,023)		72,241,386

See Notes to Financial Statements.

6

Shares		Value(a)

INVESTMENT COMPANIES — 4.4%
Financials — 1.7%
Capital Markets — 1.7%
37,655	Golub Capital BDC Inc	$601,727
57,834	Hercules Technology Growth Capital Inc	643,693

Total Financials		1,245,420

Multi-Sector — 2.7%

Multi-Industry — 2.7%
2,048,186	State Street Institutional U.S. Government Money Market Fund	2,048,186

TOTAL INVESTMENT COMPANIES
(Cost $3,124,936)		3,293,606

TOTAL INVESTMENTS
(Cost $63,964,959)	101.2%	75,534,992

OTHER ASSETS AND LIABILITIES (Net)	(1.2)	(861,487)

NET ASSETS	100.0%	$74,673,505

†	Non-income producing security.
(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$75,534,992
Dividends and interest receivable	40,111
Receivable for Fund shares sold	139,343
Prepaid expenses and other assets	27,357

Total Assets	75,741,803

LIABILITIES:
Payable for investment securities purchased	31,762
Payable for Fund shares redeemed	722,531
Trustees’ fees and expenses payable	191,468
Transfer agency/record keeping fees payable	40,096
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	22,276
Administration fees payable	10,367
Custody fees payable	7,013
Investment advisory fees payable	2,013
Shareholder servicing fees payable — Class K Shares	63
Accrued expenses and other payables	40,709

Total Liabilities	1,068,298

NET ASSETS	$74,673,505

Investments, at cost	$63,964,959

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(588,008)
Accumulated net realized gain on investments sold	1,044,711
Net unrealized appreciation of investments	11,570,033
Paid-in capital	62,646,769

$74,673,505

NET ASSETS:
Class Y Shares	$11,313,725

Class A Shares	$48,920,928

Class B Shares	$2,131,739

Class C Shares	$11,766,686

Class K Shares	$280,720

Class R Shares	$259,707

SHARES OUTSTANDING:
Class Y Shares	368,905

Class A Shares	1,665,441

Class B Shares	84,168

Class C Shares	464,835

Class K Shares	9,549

Class R Shares	8,956

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$30.67

CLASS A SHARES:
Net asset value and redemption price per share	$29.37

Maximum sales charge	5.50%
Maximum offering price per share	$31.08

CLASS B SHARES:
Net asset value and offering price per share*	$25.33

CLASS C SHARES:
Net asset value and offering price per share*	$25.31

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$29.40

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$29.00

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$385
Dividends(a)	869,339

Total Investment Income	869,724

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	61,971
Class B Shares	13,360
Class C Shares	60,311
Class R Shares	632
Shareholder servicing fees:
Class K Shares	370
Investment advisory fees	383,044
Transfer agency/record keeping fees	85,583
Administration fees	62,632
Registration and filing fees	38,261
Custody fees	29,156
Trustees’ fees and expenses	27,603
Printing and mailing fees	18,819
Legal and audit fees	17,888
Other	9,479

Total Expenses	809,109

NET INVESTMENT INCOME	60,615

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	5,145,080
Net change in unrealized appreciation/(depreciation) of securities	(358,315)

Net realized and unrealized gain on investments	4,786,765

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,847,380

(a)	Net of foreign withholding taxes of $174.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income/(loss)	$60,615	$(1,006,208)
Net realized gain from security transactions	5,145,080	14,142,146
Net change in net unrealized appreciation/(depreciation) of securities	(358,315)	(6,545,885)

Net increase in net assets resulting from operations	4,847,380	6,590,053
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(1,608,758)	—
Class A Shares	(7,515,234)	—
Class B Shares	(366,859)	—
Class C Shares	(2,025,551)	—
Class K Shares	(45,308)	—
Class R Shares	(39,367)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(226,518)	(914,057)
Class A Shares	4,283,282	(12,847,430)
Class B Shares	(930,877)	(2,776,904)
Class C Shares	874,455	(2,272,113)
Class K Shares	20,446	(115)
Class R Shares	32,563	(75,938)
Short-term trading fees	—	345

Net decrease in net assets	(2,700,346)	(12,296,159)
NET ASSETS:
Beginning of period	77,373,851	89,670,010

End of period	$74,673,505	$77,373,851

Accumulated distributions in excess of net investment income /Accumulated net investment loss	$(588,008)	$(648,623)

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$3,967,297	$1,020,476
Issued as reinvestment of distributions	1,068,135	—
Redeemed	(5,261,950)	(1,934,533)

Net decrease	$(226,518)	$(914,057)

Class A Shares:
Sold*	$5,584,783	$28,023,240
Issued as reinvestment of distributions	6,536,436	—
Redeemed	(7,837,937)	(40,870,670)

Net increase/(decrease)	$4,283,282	$(12,847,430)

Class B Shares:
Sold	$10,382	$—
Issued as reinvestment of distributions	340,811	—
Redeemed*	(1,282,070)	(2,776,904)

Net decrease	$(930,877)	$(2,776,904)

Class C Shares:
Sold	$712,753	$451,106
Issued as reinvestment of distributions	1,472,210	—
Redeemed	(1,310,508)	(2,723,219)

Net increase/(decrease)	$874,455	$(2,272,113)

Class K Shares:
Issued as reinvestment of distributions	$24,047	$—
Redeemed	(3,601)	(115)

Net increase/(decrease)	$20,446	$(115)

Class R Shares:
Sold	$22,143	$38,565
Issued as reinvestment of distributions	27,329	—
Redeemed	(16,909)	(114,503)

Net increase/(decrease)	$32,563	$(75,938)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	118,116	34,092
Issued as reinvestment of distributions	35,380	—
Redeemed	(148,588)	(64,952)

Net increase/(decrease)	4,908	(30,860)

Class A Shares:
Sold*	168,836	1,003,889
Issued as reinvestment of distributions	226,096	—
Redeemed	(237,019)	(1,354,558)

Net increase/(decrease)	157,913	(350,669)

Class B Shares:
Sold	415	—
Issued as reinvestment of distributions	13,671	—
Redeemed*	(43,503)	(105,335)

Net decrease	(29,417)	(105,335)

Class C Shares:
Sold	27,110	16,862
Issued as reinvestment of distributions	59,078	—
Redeemed	(45,071)	(104,333)

Net increase/(decrease)	41,117	(87,471)

Class K Shares:
Issued as reinvestment of distributions	831	—
Redeemed	(106)	(6)

Net increase/(decrease)	725	(6)

Class R Shares:
Sold	728	1,353
Issued as reinvestment of distributions	957	—
Redeemed	(511)	(4,037)

Net increase/(decrease)	1,174	(2,684)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$33.72		$31.55	$22.70	$19.15	$29.04	$48.87

Income/(loss) from investment operations:
Net investment income/(loss)	0.08		(0.27)	(0.10)	0.04	0.35	0.55
Net realized and unrealized gain/(loss) on investments	2.07		2.44	8.95	3.86	(6.55)	(15.22)

Total from investment operations	2.15		2.17	8.85	3.90	(6.20)	(14.67)

Less distributions:
Dividends from net investment income	—		—	—	(0.35)	(0.37)	(0.42)
Distributions from net realized gains	(5.20)		—	—	—	(3.32)	(4.74)

Total distributions	(5.20)		—	—	(0.35)	(3.69)	(5.16)

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.67		$33.72	$31.55	$22.70	$19.15	$29.04

Total return(d)	6.61%		6.88%	38.99%	20.28%	(24.07)%	(32.70)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,314		$12,273	$12,457	$11,834	$14,696	$18,460
Ratio of operating expenses to average net assets	1.76	%(e)	1.79%	1.85%	1.79%	1.87%	1.46%
Ratio of net investment income/(loss) to average net assets	0.49	%(e)	(0.89)%	(0.36)%	0.19%	1.79%	1.50%
Portfolio turnover rate	22%		56%	67%	43%	35%	24%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

14

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$32.55		$30.53	$22.02	$18.61	$28.32	$47.80

0.05		(0.34)	(0.17)	(0.01)	0.30	0.41
1.97		2.36	8.68	3.74	(6.37)	(14.83)

2.02		2.02	8.51	3.73	(6.07)	(14.42)

—		—	—	(0.32)	(0.32)	(0.32)
(5.20)		—	—	—	(3.32)	(4.74)

(5.20)		—	—	(0.32)	(3.64)	(5.06)

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$29.37		$32.55	$30.53	$22.02	$18.61	$28.32

6.45%		6.62%	38.65%	19.97%	(24.24)%	(32.87)%

$48,921		$49,064	$56,726	$55,117	$60,405	$121,715
2.00	%(e)	2.04%	2.10%	2.05%	2.12%	1.72%
0.29	%(e)	(1.15)%	(0.63)%	(0.06)%	1.52%	1.12%
22%		56%	67%	43%	35%	24%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Period Ended (Unaudited) 12/31/12(b)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$28.85		$27.26	$19.81	$16.82	$25.94	$44.30

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)		(0.49)	(0.33)	(0.17)	0.14	0.13
Net realized and unrealized gain/(loss) on investments	1.78		2.08	7.78	3.39	(5.78)	(13.65)

Total from investment operations	1.68		1.59	7.45	3.22	(5.64)	(13.52)

Less distributions:
Dividends from net investment income	—		—	—	(0.23)	(0.16)	(0.10)
Distributions from net realized gains	(5.20)		—	—	—	(3.32)	(4.74)

Total distributions	(5.20)		—	—	(0.23)	(3.48)	(4.84)

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$25.33		$28.85	$27.26	$19.81	$16.82	$25.94

Total return(d)	6.10%		5.83%	37.61%	19.11%	(24.83)%	(33.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,132		$3,277	$5,967	$6,665	$9,137	$17,424
Ratio of operating expenses to average net assets	2.77	%(e)	2.80%	2.85%	2.80%	2.87%	2.47%
Ratio of net investment income/(loss) to average net assets	(0.70	)%(e)	(1.92)%	(1.36)%	(0.84)%	0.78%	0.38%
Portfolio turnover rate	22%		56%	67%	43%	35%	24%

(a)	Class B Shares and C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

16

C Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
$28.84		$27.26	$19.80	$16.82	$25.94	$44.31

(0.07)		(0.49)	(0.33)	(0.16)	0.14	0.11
1.74		2.07	7.79	3.37	(5.78)	(13.64)

1.67		1.58	7.46	3.21	(5.64)	(13.53)

—		—	—	(0.23)	(0.16)	(0.10)
(5.20)		—	—	—	(3.32)	(4.74)

(5.20)		—	—	(0.23)	(3.48)	(4.84)

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$25.31		$28.84	$27.26	$19.80	$16.82	$25.94

6.06%		5.80%	37.68%	19.05%	(24.83)%	(33.37)%

$11,767		$12,220	$13,933	$13,438	$15,122	$29,827
2.76	%(e)	2.79%	2.85%	2.80%	2.87%	2.47%
(0.50	)%(e)	(1.90)%	(1.37)%	(0.81)%	0.77%	0.33%
22%		56%	67%	43%	35%	24%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$32.57		$30.55	$22.03	$18.62	$28.33	$47.80

Income/(loss) from investment operations:
Net investment income/(loss)	0.05		(0.33)	(0.17)	(0.01)	0.37	0.39
Net realized and unrealized gain/(loss) on investments	1.98		2.35	8.69	3.74	(6.44)	(14.80)

Total from investment operations	2.03		2.02	8.52	3.73	(6.07)	(14.41)

Less distributions:
Dividends from net investment income	—		—	—	(0.32)	(0.32)	(0.32)
Distributions from net realized gains	(5.20)		—	—	—	(3.32)	(4.74)

Total distributions	(5.20)		—	—	(0.32)	(3.64)	(5.06)

Short-term trading fees	–		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$29.40		$32.57	$30.55	$22.03	$18.62	$28.33

Total return(d)	6.48%		6.61%	38.67%	19.96%	(24.23)%	(32.85)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$281		$287	$270	$239	$234	$2,211
Ratio of operating expenses to average net assets	2.00	%(e)	2.03%	2.10%	2.05%	2.11%	1.72%
Ratio of net investment income/(loss) to average net assets	0.29	%(e)	(1.13)%	(0.64)%	(0.05)%	1.80%	1.02%
Portfolio turnover rate	22%		56%	67%	43%	35%	24%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$32.23		$30.31	$21.91	$18.55	$28.24	$47.68

0.01		(0.41)	(0.23)	(0.06)	0.21	0.31

1.96		2.33	8.63	3.71	(6.32)	(14.79)

1.97		1.92	8.40	3.65	(6.11)	(14.48)

—		—	—	(0.29)	(0.26)	(0.22)

(5.20)		—	—	—	(3.32)	(4.74)

(5.20)		—	—	(0.29)	(3.58)	(4.96)

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$29.00		$32.23	$30.31	$21.91	$18.55	$28.24

6.36%		6.33%	38.34%	19.62%	(24.44)%	(33.05)%

$260		$251	$317	$250	$262	$586

2.25	%(e)	2.30%	2.35%	2.30%	2.32%	1.97%

0.03	%(e)	(1.41)%	(0.85)%	(0.28)%	1.04%	0.85%
22%		56%	67%	43%	35%	24%

See Notes to Financial Statements.

19

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012, the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$75,534,992
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$75,534,992

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates subject to a minimum fee of $80,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

For the period ended December 31, 2012, the Advisor earned $62,632 before payment of sub-administration fees and $41,849 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.1635% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $16,451,380 and $22,624,356, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $16,898,289, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $5,328,256 and net appreciation for financial reporting purposes was $11,570,033. At December 31, 2012, aggregate cost for financial reporting purposes was $63,964,959.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $403.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$470,772	$1,525	$(472,297)

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	Late-Year Ordinary Loss	Unrealized Appreciation	Total
$7,888,193	$(546,855)	$11,540,864	$18,882,202

The differences between book and tax distributable earnings were primarily due to wash sales, partnership adjustments and deferred trustees’ fees.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration date and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had no unused capital losses.

During the year ended June 30, 2012, $7,626,119 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $0 and net late-year ordinary losses of $546,855.

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

9.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

11.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

27

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNMICRO1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Mid-Cap

Core Growth Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
19	Notes to Financial Statements

Risks: The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Mid-Cap Core Growth Fund’s management team seeks to provide long-term capital appreciation in the Fund by investing in a diversified portfolio of medium sized (mid-capitalization) companies. Medium sized means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the S&P MidCap 400® Index. The Fund’s investment style focuses on companies that have growth prospects and are reasonably valued. This is known as GARP (Growth at a Reasonable Price). Specifically, the management team looks to invest in companies that have consistent and higher-than-average earnings growth, are financially stable with a below average debt level, have a leadership position in their industry and an effective management team, and whose stock price is attractive relative to the market and the company’s growth rate.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

The final six months of 2012 were marked by considerable uncertainty. Although Europe appears to be improving, the news from there continued to be mainly downbeat. Growth in other parts of the world that had previously been brisk, including China, appeared to be slowing. In the U.S., economic growth continued at a sub-optimal pace, which exacerbated the vast differences between Democrats and Republicans in the drawn out presidential race. On the plus side, Federal Reserve policy remained accommodative as further quantitative easing was indicated in the form of continued purchases of long term bonds, including mortgages. Meanwhile, the pending fiscal cliff at year end took on increasing importance, especially in the weeks following the election, as investors alternated between optimistic and pessimistic views that an agreement could be reached.

Despite the predominantly gloomy environment, the domestic equity market registered respectable single digit gains, with the Russell Midcap® Index returning 8.62%, outperforming both small- and large-cap stocks by over 1% and 2%, respectively. Volatility of the stock market was surprisingly low, given the uncertain environment, perhaps a reflection of the fact that many traditional equity investors have remained on the sidelines since the financial crisis of 2008. As a possible sign of better times ahead, cyclical stocks such as industrials,

ii

energy and materials were the leaders during the last six months of the year, while defensive sectors such as utilities, consumer staples and health care lagged. In addition, growth stocks and companies with the most stable earnings patterns also lagged the overall market, both of which are heavily represented in the Fund and therefore acted as a headwind to relative performance.

Due to risk controls employed in the management of the Fund, economic sector weights are relatively neutral versus the benchmark and therefore relative performance does not typically mirror the strength or weakness of individual sectors. Instead, stock selection is the primary emphasis in the management of the Fund. During the last six months of 2012, relative strength was experienced in the financials and health care sectors, while weakness was seen in information technology, consumer staples and energy.

SECTOR DIVERSIFICATION
Financials	18.6%
Consumer Discretionary	18.1%
Industrials	14.1%
Information Technology	12.1%
Health Care	10.8%
Energy	7.1%
Materials	5.8%
Utilities	5.7%
Consumer Staples	5.5%
Other	2.2%

Total	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 6.64%, underperforming the Russell Midcap® Index, which returned 8.62% over the same period.

Notable contributors to the Fund’s performance during the past six months included: Terex Corp., which designs and manufactures construction equipment; LyondellBasell Industries

N.V., which manufactures and sells petrochemicals; Liberty Media Corp. – Liberty Capital, which operates a holding company with an interest in television broadcasting, cable television broadcasting, and online portals; LKQ Corp, which provides recycled OEM automotive replacement parts and related services; and Fortune Brands Home & Security Inc, which manufactures and supplies home and hardware products.

Notable detractors to the Fund’s performance during the past six months included: Teradata Corp., which provides data warehouse database software, applications software and supporting hardware; Skyworks Solutions Inc., which designs, develops, manufactures and markets proprietary semiconductor products; Monster Beverage Corp., which markets and distributes non-alcoholic beverages through its subsidiaries; Micros Systems Inc., which develops and provides enterprise information solutions for the global hospitality industry; and Herbalife Ltd., which manufactures and markets weight management and personal care products.

iii

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: AMETEK Inc., which manufacturers electronic and electromechanical devices; Kirby Corp., which operates domestic tank barges and towing vessels; Toll Brothers Inc., which builds luxury single-family homes; Valero Energy Corp., an independent petroleum refiner and marketer; and Kilroy Realty Corporation, a West Coast office real estate investment trust (REIT).

The team funded these positions in part by selling the Fund’s positions in: Teradata Corp.; Joy Global Inc., a manufacturer and servicer of mining equipment; Core Laboratories N.V., an oil and gas service company; and Ezcorp Inc. NV, a pawn shop operator and consumer lender.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Index includes approximately 800 of the smallest securities in the Russell 1000® Index (approximately 1,000 of the largest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,066.40	$5.63	1.08%
Class A	$1,000.00	$1,065.00	$6.97	1.34%
Class B	$1,000.00	$1,060.90	$10.86	2.09%
Class C	$1,000.00	$1,060.80	$10.86	2.09%
Class K	$1,000.00	$1,064.70	$7.03	1.35%
Class R	$1,000.00	$1,063.60	$8.22	1.58%
Class R6	$1,000.00	$1,067.70	$4.69	0.90%
Hypothetical
Class Y	$1,000.00	$1,019.76	$5.50	1.08%
Class A	$1,000.00	$1,018.45	$6.82	1.34%
Class B	$1,000.00	$1,014.67	$10.61	2.09%
Class C	$1,000.00	$1,014.67	$10.61	2.09%
Class K	$1,000.00	$1,018.40	$6.87	1.35%
Class R	$1,000.00	$1,017.24	$8.03	1.58%
Class R6	$1,000.00	$1,020.67	$4.58	0.90%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 98.3%
Consumer Discretionary — 18.1%
Auto Components — 1.2%
762,700	BorgWarner Inc †	$54,624,574

Distributors — 1.8%
4,022,500	LKQ Corp †	84,874,750

Hotels, Restaurants & Leisure — 1.1%
1,403,500	Marriott International Inc/DE, Class A	52,308,445

Household Durables — 2.1%
690,500	Toll Brothers Inc †	22,323,865
1,161,925	Tupperware Brands Corp	74,479,393

		96,803,258

Media — 4.8%
2,257,400	Cinemark Holdings Inc	58,647,252
1,278,800	Discovery Communications Inc, Class A †	81,178,224
731,846	Liberty Media Corp—Liberty Capital, Class A †	84,901,454

		224,726,930

Multiline Retail — 1.3%
942,100	Family Dollar Stores Inc	59,738,561

Specialty Retail — 4.8%
2,312,700	Ascena Retail Group Inc †	42,761,823
1,360,600	Ltd Brands Inc	64,029,836
1,074,900	Ross Stores Inc	58,205,835
2,356,900	Sally Beauty Holdings Inc †	55,552,133

		220,549,627

Textiles, Apparel & Luxury Goods — 1.0%
495,500	Fossil Inc †	46,131,050

Total Consumer Discretionary		839,757,195

Consumer Staples — 5.5%
Beverages — 1.2%
1,044,100	Monster Beverage Corp †	55,212,008

Food Products — 1.5%
817,600	Green Mountain Coffee Roasters Inc †	33,815,936
675,100	TreeHouse Foods Inc †	35,192,963

		69,008,899

Household Products — 1.6%
1,369,750	Church & Dwight Co Inc	73,377,508

Personal Products — 1.2%
1,693,400	Herbalife Ltd	55,780,596

Total Consumer Staples		253,379,011

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 7.1%
Energy Equipment & Services — 3.5%
1,042,700	Atwood Oceanics Inc †	$47,745,233
1,082,100	Oceaneering International Inc	58,206,159
764,500	Oil States International Inc †	54,692,330

		160,643,722

Oil, Gas & Consumable Fuels — 3.6%
593,500	Concho Resources Inc †	47,812,360
2,626,400	Denbury Resources Inc †	42,547,680
2,498,400	Northern Oil and Gas Inc †	42,023,088
1,060,200	Valero Energy Corp	36,174,024

		168,557,152

Total Energy		329,200,874

Financials — 17.3%
Capital Markets — 5.3%
799,800	Affiliated Managers Group Inc †	104,093,970
3,138,500	Invesco Ltd	81,883,465
1,181,400	Northern Trust Corp	59,259,024

		245,236,459

Commercial Banks — 3.2%
4,447,700	Fifth Third Bancorp	67,560,563
4,025,400	First Niagara Financial Group Inc	31,921,422
721,175	Signature Bank/New York †	51,448,624

		150,930,609

Insurance — 4.1%
2,788,400	Lincoln National Corp	72,219,560
1,122,800	Reinsurance Group of America Inc	60,092,256
704,300	RenaissanceRe Holdings Ltd	57,231,418

		189,543,234

Real Estate Investment Trusts (REITs) — 4.7%
798,825	Digital Realty Trust Inc	54,232,229
266,850	Essex Property Trust Inc	39,133,553
1,017,100	Kilroy Realty Corp	48,180,027
1,354,500	Macerich Co/The	78,967,350

		220,513,159

Total Financials		806,223,461

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care — 10.8%
Biotechnology — 1.2%
1,140,225	BioMarin Pharmaceutical Inc †	$56,156,081

Health Care Equipment & Supplies — 3.5%
695,500	Cooper Cos Inc/The	64,319,840
1,555,500	DENTSPLY International Inc	61,613,355
77,160	Intuitive Surgical Inc †	37,836,949

		163,770,144

Health Care Providers & Services — 3.9%
701,550	DaVita HealthCare Partners Inc †	77,542,321
6,013,950	Health Management Associates Inc, Class A †	56,050,014
2,228,500	HealthSouth Corp †	47,043,635

		180,635,970

Health Care Technology — 1.1%
630,400	Cerner Corp †	48,944,256

Life Sciences Tools & Services — 1.1%
266,075	Mettler-Toledo International Inc †	51,432,298

Total Health Care		500,938,749

Industrials — 14.1%
Aerospace & Defense — 1.0%
248,700	Precision Castparts Corp	47,108,754

Air Freight & Logistics — 0.6%
748,400	Expeditors International of Washington Inc	29,599,220

Building Products — 1.6%
2,498,800	Fortune Brands Home & Security Inc †	73,014,936

Commercial Services & Supplies — 2.5%
1,766,528	Iron Mountain Inc	54,850,695
654,675	Stericycle Inc †	61,061,537

		115,912,232

Electrical Equipment — 1.1%
1,324,500	AMETEK Inc	49,761,465

Machinery — 3.4%
915,000	Stanley Black & Decker Inc	67,682,550
1,403,100	Terex Corp †	39,441,141
793,000	WABCO Holdings Inc †	51,695,670

		158,819,361

Marine — 1.1%
847,260	Kirby Corp †	52,436,921

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Professional Services — 1.2%
592,850	IHS Inc, Class A †	$56,913,600

Road & Rail — 1.6%
879,625	Kansas City Southern	73,431,095

Total Industrials		656,997,584

Information Technology — 12.1%
IT Services — 2.6%
919,310	Cognizant Technology Solutions Corp, Class A †	68,074,906
693,875	Fiserv Inc †	54,836,941

		122,911,847

Office Electronics — 0.8%
5,753,700	Xerox Corp	39,240,234

Semiconductors & Semiconductor Equipment — 2.5%
1,535,700	Microchip Technology Inc	50,048,463
3,171,300	Skyworks Solutions Inc †	64,377,390

		114,425,853

Software — 6.2%
916,075	Check Point Software Technologies Ltd †	43,641,813
3,301,800	Mentor Graphics Corp †	56,196,636
1,266,700	MICROS Systems Inc †	53,758,748
1,235,900	Red Hat Inc †	65,453,264
1,292,025	Solera Holdings Inc	69,084,576

		288,135,037

Total Information Technology		564,712,971

Materials — 5.8%
Chemicals — 4.2%
928,825	Airgas Inc	84,792,434
813,800	Ecolab Inc	58,512,220
946,200	LyondellBasell Industries NV, Class A	54,018,558

		197,323,212

Containers & Packaging — 1.6%
1,973,050	Crown Holdings Inc †	72,627,971

Total Materials		269,951,183

Telecommunication Services — 1.8%
Wireless Telecommunication Services — 1.8%
1,180,600	SBA Communications Corp, Class A †	83,846,212

See Notes to Financial Statements.

4

Shares			Value(a)

Utilities — 5.7%
Electric Utilities — 2.8%
852,800	ITC Holdings Corp		$65,588,848
1,713,150	Northeast Utilities		66,949,902

			132,538,750

Multi-Utilities — 2.9%
3,494,800	NiSource Inc		86,985,572
1,317,512	NorthWestern Corp		45,757,192

			132,742,764

Total Utilities			265,281,514

TOTAL COMMON STOCKS
(Cost $3,389,689,591)			4,570,288,754

INVESTMENT COMPANIES — 1.7%
Financials — 1.3%
Capital Markets — 1.3%
5,172,700	American Capital Ltd †		62,072,400

Multi-Sector — 0.4%
Multi-Industry — 0.4%
15,839,499	State Street Institutional U.S. Government Money Market Fund		15,839,499

TOTAL INVESTMENT COMPANIES
(Cost $63,050,771)			77,911,899

TOTAL INVESTMENTS
(Cost $3,452,740,362)		100.0%	4,648,200,653

OTHER ASSETS AND LIABILITIES (Net)		0.0 #	(884,279)

NET ASSETS		100.0%	$4,647,316,374

#	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$4,648,200,653
Dividends and interest receivable	2,492,515
Receivable for investment securities sold	5,062,888
Receivable for Fund shares sold	9,006,961
Prepaid expenses and other assets	113,314

Total Assets	4,664,876,331

LIABILITIES:
Payable for Fund shares redeemed	14,349,523
Transfer agency/record keeping fees payable	1,885,278
Distribution and shareholder servicing fees payable—Class A, B, C and R Shares	453,727
Administration fees payable	255,066
Trustees’ fees and expenses payable	248,414
Investment advisory fees payable	93,854
Custody fees payable	50,733
Shareholder servicing fees payable—Class K Shares	2,472
Accrued expenses and other payables	220,890

Total Liabilities	17,559,957

NET ASSETS	$4,647,316,374

Investments, at cost	$3,452,740,362

See Notes to Financial Statements.

6

NET ASSETS consist of:
Undistributed net investment income	$7,635,006
Accumulated net realized loss on investments sold	(131,207,159)
Net unrealized appreciation of investments	1,195,460,291
Paid-in capital	3,575,428,236

$4,647,316,374

NET ASSETS:
Class Y Shares	$3,159,297,416

Class A Shares	$1,190,928,507

Class B Shares	$18,460,473

Class C Shares	$193,573,454

Class K Shares	$11,235,208

Class R Shares	$50,257,219

Class R6 Shares	$23,564,097

SHARES OUTSTANDING:
Class Y Shares	96,471,800

Class A Shares	37,289,954

Class B Shares	630,670

Class C Shares	6,599,243

Class K Shares	352,044

Class R Shares	1,599,690

Class R6 Shares	718,696

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$32.75

CLASS A SHARES:
Net asset value and redemption price per share	$31.94

Maximum sales charge	5.50%
Maximum offering price per share	$33.80

CLASS B SHARES:
Net asset value and offering price per share*	$29.27

CLASS C SHARES:
Net asset value and offering price per share*	$29.33

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$31.91

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$31.42

CLASS R6 SHARES:
Net asset value, offering price per share and redemption price per share	$32.79

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$2,735
Dividends(a)	39,965,706

Total Investment Income	39,968,441

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	1,529,427
Class B Shares	101,045
Class C Shares	992,621
Class R Shares	132,215
Shareholder servicing fees:
Class K Shares	16,360
Investment advisory fees	17,381,022
Transfer agency/record keeping fees(b)	5,040,792
Administration fees	1,505,484
Custody fees	291,717
Trustees’ fees and expenses	203,963
Legal and audit fees	100,961
Registration and filing fees	71,059
Other	449,186

Total Expenses	27,815,852

NET INVESTMENT INCOME	12,152,589

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	106,077,784
Net change in unrealized appreciation/(depreciation) of securities	174,863,803

Net realized and unrealized gain on investments	280,941,587

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$293,094,176

(a)	Net of foreign withholding taxes of $552,586.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $3,354,912, $1,364,777, $23,393, $221,084, $15,682, $58,753, and $2,191, respectively.

See Notes to Financial Statements.

8

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income/(loss)	$12,152,589	$(7,337,398)
Net realized gain from security transactions and in-kind redemptions	106,077,784	230,990,441
Net change in net unrealized appreciation/(depreciation) of securities	174,863,803	(318,504,519)

Net increase/(decrease) in net assets resulting from operations	293,094,176	(94,851,476)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(58,405,691)	54,403,364
Class A Shares	(117,294,876)	(240,348,427)
Class B Shares	(4,394,008)	(6,690,759)
Class C Shares	(16,331,666)	(39,703,107)
Class K Shares	(4,365,155)	(12,166,084)
Class R Shares	(5,897,463)	(2,938,298)
Class R6 Shares	23,093,620	50,000
Short-term trading fees	—	652

Net increase/(decrease) in net assets	109,498,937	(342,244,135)
NET ASSETS:
Beginning of period	4,537,817,437	4,880,061,572

End of period	$4,647,316,374	$4,537,817,437

Undistributed net investment income/(Accumulated net investment loss)	$7,635,006	$(4,517,583)

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets —Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$280,797,415	$878,123,133
Redeemed	(339,203,106)	(782,584,838)
In-kind redemption	—	(41,134,931)

Net increase/(decrease)	$(58,405,691)	$54,403,364

Class A Shares:
Sold *	$100,822,845	$294,876,544
Redeemed	(218,117,721)	(535,224,971)

Net decrease	$(117,294,876)	$(240,348,427)

Class B Shares:
Sold	$2,432	$83,177
Redeemed *	(4,396,440)	(6,773,936)

Net decrease	$(4,394,008)	$(6,690,759)

Class C Shares:
Sold	$6,054,304	$16,098,042
Redeemed	(22,385,970)	(55,801,149)

Net decrease	$(16,331,666)	$(39,703,107)

Class K Shares:
Sold	$342,578	$1,749,503
Redeemed	(4,707,733)	(13,915,587)

Net decrease	$(4,365,155)	$(12,166,084)

Class R Shares:
Sold	$5,208,550	$15,662,341
Redeemed	(11,106,013)	(18,600,639)

Net decrease	$(5,897,463)	$(2,938,298)

Class R6 Shares:
Sold	$24,424,280	$50,000
Redeemed	(1,330,660)	—

Net increase	$23,093,620	$50,000

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

10

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	8,853,538	29,585,648
Redeemed	(10,656,014)	(26,865,424)
In-kind redemption	—	(1,431,776)

Net increase/(decrease)	(1,802,476)	1,288,448

Class A Shares:
Sold*	3,257,997	10,355,526
Redeemed	(7,045,444)	(18,744,685)

Net decrease	(3,787,447)	(8,389,159)

Class B Shares:
Sold	88	3,062
Redeemed*	(154,566)	(255,185)

Net decrease	(154,478)	(252,123)

Class C Shares:
Sold	212,595	595,590
Redeemed	(785,405)	(2,090,680)

Net decrease	(572,810)	(1,495,090)

Class K Shares:
Sold	11,088	62,891
Redeemed	(152,285)	(488,599)

Net decrease	(141,197)	(425,708)

Class R Shares:
Sold	170,876	552,302
Redeemed	(363,117)	(656,316)

Net decrease	(192,241)	(104,014)

Class R6 Shares:
Sold	759,079	1,727
Redeemed	(42,110)	—

Net increase	716,969	1,727

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$30.71		$31.09	$22.44	$18.51	$27.37	$29.85

Income/(loss) from investment operations:
Net investment income/(loss)	0.10		(0.01)	(0.02)	0.05	0.10	(0.03)
Net realized and unrealized gain/(loss) on investments	1.94		(0.37)	8.68	3.96	(8.93)	(2.01)

Total from investment operations	2.04		(0.38)	8.66	4.01	(8.83)	(2.04)

Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.08)	—	—
Distributions from net realized gains	—		—	—	—	(0.03)	(0.44)

Total distributions	—		—	(0.01)	(0.08)	(0.03)	(0.44)

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$32.75		$30.71	$31.09	$22.44	$18.51	$27.37

Total return(d)	6.64%		(1.22)%	38.59%	21.67%	(32.26)%	(6.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,159,297		$3,018,188	$3,015,321	$2,109,229	$1,656,032	$2,049,643
Ratio of operating expenses to average net assets	1.08	%(e)	1.06%	1.08%	1.09%	1.11%	1.07%
Ratio of net investment income/(loss) to average net assets	0.65	%(e)	(0.04)%	(0.07)%	0.20%	0.50%	(0.09)%
Portfolio turnover rate	10%		48%	65%	52%	65%	56%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

12

A Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$29.99		$30.44	$22.01	$18.16	$26.92	$29.43

0.06		(0.08)	(0.09)	(0.01)	0.04	(0.10)

1.89		(0.37)	8.52	3.89	(8.77)	(1.97)

1.95		(0.45)	8.43	3.88	(8.73)	(2.07)

—		—	—	(0.03)	—	—

—		—	—	—	(0.03)	(0.44)

—		—	—	(0.03)	(0.03)	(0.44)

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$31.94		$29.99	$30.44	$22.01	$18.16	$26.92

6.50%		(1.48)%	38.30%	21.34%	(32.43)%	(7.18)%

$1,190,929		$1,231,903	$1,505,526	$1,306,682	$1,367,350	$2,281,311

1.34	%(e)	1.32%	1.33%	1.34%	1.35%	1.31%

0.38	%(e)	(0.28)%	(0.32)%	(0.06)%	0.21%	(0.37)%
10%		48%	65%	52%	65%	56%

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Period Ended (Unaudited) 12/31/12(b)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$27.59		$28.21	$20.56	$17.07	$25.50	$28.11

Income/(loss) from investment operations:
Net investment loss	(0.06)		(0.28)	(0.27)	(0.17)	(0.10)	(0.31)
Net realized and unrealized gain/(loss) on investments	1.74		(0.34)	7.92	3.66	(8.30)	(1.86)

Total from investment operations	1.68		(0.62)	7.65	3.49	(8.40)	(2.17)

Less distributions:
Distributions from net realized gains	—		—	—	—	(0.03)	(0.44)

Total distributions	—		—	—	—	(0.03)	(0.44)

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$29.27		$27.59	$28.21	$20.56	$17.07	$25.50

Total return(d)	6.09%		(2.20)%	37.21%	20.45%	(32.94)%	(7.88)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$18,460		$21,664	$29,263	$27,318	$29,614	$57,234
Ratio of operating expenses to average net assets	2.09	%(e)	2.07%	2.08%	2.09%	2.10%	2.06%
Ratio of net investment loss to average net assets	(0.41	)%(e)	(1.04)%	(1.08)%	(0.81)%	(0.55)%	(1.15)%
Portfolio turnover rate	10%		48%	65%	52%	65%	56%

(a)	Class B Shares and Class C shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	Annualized.

See Notes to Financial Statements.

14

C Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)

$27.65		$28.27	$20.60	$17.10	$25.55	$28.17

(0.05)		(0.28)	(0.27)	(0.17)	(0.10)	(0.31)

1.73		(0.34)	7.94	3.67	(8.32)	(1.87)

1.68		(0.62)	7.67	3.50	(8.42)	(2.18)

—		—	—	—	(0.03)	(0.44)

—		—	—	—	(0.03)	(0.44)

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$29.33		$27.65	$28.27	$20.60	$17.10	$25.55

6.08%		(2.19)%	37.23%	20.47%	(32.96)%	(7.90)%

$193,573		$198,296	$245,023	$214,746	$230,909	$464,870

2.09	%(e)	2.07%	2.08%	2.09%	2.10%	2.06%

(0.37	)%(e)	(1.04)%	(1.07)%	(0.81)%	(0.55)%	(1.13)%
10%		48%	65%	52%	65%	56%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)	Year Ended 6/30/08(b)
Net asset value, beginning of period	$29.97		$30.42	$22.00	$18.15	$26.91	$29.42

Income/(loss) from investment operations:
Net investment income/(loss)	0.05		(0.09)	(0.09)	(0.01)	0.03	(0.12)
Net realized and unrealized gain/(loss) on investments	1.89		(0.36)	8.51	3.89	(8.76)	(1.95)

Total from investment operations	1.94		(0.45)	8.42	3.88	(8.73)	(2.07)

Less distributions:
Dividends from net investment income	—		—	—	(0.03)	—	—
Distributions from net realized gains	—		—	—	—	(0.03)	(0.44)

Total distributions	—		—	—	(0.03)	(0.03)	(0.44)

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$31.91		$29.97	$30.42	$22.00	$18.15	$26.91

Total return(d)	6.47%		(1.48)%	38.27%	21.35%	(32.44)%	(7.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,235		$14,783	$27,951	$30,681	$34,105	$78,566
Ratio of operating expenses to average net assets	1.35	%(e)	1.32%	1.33%	1.34%	1.35%	1.31%
Ratio of net investment income/(loss) to average net assets	0.32	%(e)	(0.30)%	(0.33)%	(0.06)%	0.17%	(0.40)%
Portfolio turnover rate	10%		48%	65%	52%	65%	56%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

(f)	Amount represents less than 0.005%.

See Notes to Financial Statements.

16

R Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)		Year Ended 6/30/08(b)

$29.54		$30.05	$21.79	$18.00	$26.76		$29.33

0.02		(0.15)	(0.15)	(0.07)	0.00	(c)	(0.16)

1.86		(0.36)	8.41	3.86	(8.73)		(1.97)

1.88		(0.51)	8.26	3.79	(8.73)		(2.13)

—		—	—	—	—		—

—		—	—	—	(0.03)		(0.44)

—		—	—	—	(0.03)		(0.44)

—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

$31.42		$29.54	$30.05	$21.79	$18.00		$26.76

6.36%		(1.70)%	37.91%	21.06%	(32.62)%		(7.41)%

$50,257		$52,931	$56,978	$47,354	$59,485		$78,174

1.58	%(e)	1.56%	1.58%	1.59%	1.60%		1.56%

0.13	%(e)	(0.54)%	(0.57)%	(0.33)%	0.00	%(f)	(0.57)%
10%		48%	65%	52%	65%		56%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R6 Shares
	Period Ended 12/31/12(b) (Unaudited)		Period Ended 6/30/12(b)
Net asset value, beginning of period	$30.71		$28.95

Income/(loss) from investment operations:
Net investment income/(loss)	0.18		0.02
Net realized and unrealized gain/(loss) on investments	1.90		1.74

Total from investment operations	2.08		1.76

Net asset value, end of period	$32.79		$30.71

Total return(c)	6.77%		6.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,564		$53
Ratio of operating expenses to average net assets	0.90	%(d)	0.84	%(d)
Ratio of net investment income/(loss) to average net assets	1.12	%(d)	0.65	%(d)
Portfolio turnover rate	10%		48%

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	Annualized.

See Notes to Financial Statements.

18

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012 , the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

19

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$4,648,200,653
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$4,648,200,653

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012, the Advisor earned $1,505,484 before payment of sub-administration fees and $1,012,978 after payment of sub-administration fees for its administrative services to the Fund. During the period ended December 31, 2012, the Fund paid an annual effective rate of 0.0650% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $479,587,067 and $651,591,105, respectively, for the period ended December 31, 2012.

At December 31, 2012, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $1,289,138,574, aggregate gross unrealized depreciation for all securities

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

for which there was an excess of financial reporting cost over value was $93,678,283 and net appreciation for financial reporting purposes was $1,195,460,291. At December 31, 2012, aggregate cost for financial reporting purposes was $3,452,740,362.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012, total commitment fees for the Fund were $23,642.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from a redemption in kind and net operating losses were reclassified at year end.

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$2,926,770	$(1,426,402)	$(1,500,368)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2012 and June 30, 2011 was as follows:

Ordinary Income
June 30, 2012	$—
June 30, 2011	811,589

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Late Year Ordinary and Post-October Losses	Capital Loss Carryover	Unrealized Appreciation	Total
$(18,929,032)	$(152,320,859)	$950,155,158	$778,905,267

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and return of capital basis adjustments.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $152,320,859 of unused capital losses. These losses are short-term capital losses of which $1,889,030 expire in 2016 and $150,431,829 expire in 2018. In addition, $1,889,030 of the losses expiring in 2016 may be further limited as these amounts were acquired in the reorganization with Munder Small-Mid Cap Fund that occurred on March 27, 2009.

During the year ended June 30, 2012, $247,375,548 in carried-forward capital losses were utilized by the Fund.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

(“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October Losses of $14,522,757 and net late-year ordinary losses of $4,406,275.

9.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

11.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

26

[This Page Intentionally Left Blank]

27

[This Page Intentionally Left Blank]

28

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNMCCG1212

SEMI-ANNUAL REPORT

December 31, 2012

Munder Veracity Small-Cap

Value Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDER:

The last six months of 2012 provided no shortage of storylines, intrigue and drama. Prior to July, recession fears had driven domestic equity markets lower. However, entering the second half of the year, the recession fears yielded to a sustained pre-presidential election rally. From July 1st through October 17th, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, returned 7.96%. The presidential election, the most expensive in history with over $2.2 billion spent, engrossed the country and, for a time, masked the looming economic dual risks of higher income taxes due to expiring Bush-era tax cuts and required massive cuts in government spending. This two-pronged risk to the hesitant economic recovery, which came to be known as the fiscal cliff, took center stage in late October, leading to a brief but substantial decline in equity returns. From the peak of October 17th, the S&P 500® declined 7.16% through November 15th, a period of just one month. Finally, in the closing days and weeks of the year, the market’s optimism that Congress would avert a fiscal cliff through legislation buoyed the markets. From November 15th through the end of the year, the S&P 500® gained 5.70%, including a final day rally of 1.69% following the 11th hour compromise voted in by Congress. The net effect of this high drama was a six month return of the S&P 500® of 5.95%.

As always, domestic equity returns varied across the capitalization spectrum and growth/value biases. Small-cap stocks, as measured by the Russell 2000® Index, modestly outperformed large-cap stocks, as measured by the Russell 1000® Index. For the period, the Russell 2000® Index returned 7.20% versus 6.44% for the Russell 1000® Index. Across all capitalizations, the outperformance of value stocks versus growth stocks was more pronounced. In the large-cap universe, value stocks outperformed growth stocks by 3.42%. In the small-cap universe, value outperformed growth by 3.76%. Mid-cap stocks also had a very strong six months, with the Russell Midcap® Index returning 8.62%. All things considered, the last half of 2012 proved quite strong for domestic equities.

As healthy as the domestic equity markets were, international stocks, assisted by impressive fourth quarter returns, outperformed their domestic counterparts with room to spare. The broad MSCI ACWI ex USA Index, which captures large- and mid-cap stocks across developed and emerging markets (excluding the U.S.), returned 13.68% in the six months ending December 31, 2012. Small-cap international stocks, as measured by the S&P® Developed ex-U.S. SmallCap Index, fared even better, returning 13.94% for the same period. Increasingly in this global economy, exposure to international equities is critical for a well diversified portfolio of investments.

The fixed income market continued its extended rally in the last half of 2012. Despite the gaudy returns posted by global equity markets, the flight to security (in the form of fixed income securities) remained in effect. The broad domestic bond market as measured by the Barclays U.S. Aggregate Bond Index returned 1.80% for the six months ending December 31, 2012. Even more impressive was the 3.01% return generated by the Barclays U.S. Municipal Index, which covers the long-term tax exempt bond market, likely reflecting a flight to tax free yield in the context of expiring Bush era tax cuts. Among sectors, high yield bonds provided the highest excess returns against Treasuries, followed by financials, mortgage-backed securities, industrials, utilities, asset-backed and agencies.

In each of the Munder Funds, we adhere to investment processes based on fundamentals. All Funds have appropriate risk controls in place to help us identify and measure the sources of risk relative to the appropriate benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

Table of

Contents

ii	Management’s Discussion of Fund Performance
vi	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
23	Notes to Financial Statements

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Veracity Small-Cap Value Fund’s management team seeks to achieve long-term capital growth in the Fund by investing in stocks of smaller companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2000® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically, they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

Equity markets rallied for much of the six months ended December 31, 2012 despite continued uncertainty around Europe, the pending fiscal cliff and the fall elections here in the U.S. Coordinated efforts by central banks to continue stimulating their economies, low interest rate levels, reasonable valuations and a rebound in U.S. housing were all positives. Equity markets posted healthy gains as economic data in the U.S. continued its trajectory of improvement, sentiment out of Europe improved and signs of re-acceleration in China emerged. The best performing sectors were cyclicals led by materials, industrials and consumer discretionary which posted double digit returns. Conversely, more defensive and stable areas such as health care and utilities lagged posting slight gains. Small-cap value stocks outperformed small-cap growth stocks.

SECTOR DIVERSIFICATION
Financials	32.7%
Information Technology	13.4%
Industrials	12.0%
Consumer Discretionary	12.5%
Health Care	5.9%
Utilities	5.7%
Materials	6.9%
Energy	5.2%
Other	5.7%

Total	100.0%

As a percentage of net assets as of 12/31/12.

PERFORMANCE DISCUSSION

During the six-month period ended December 31, 2012, the Fund returned 9.13%, outperforming the Russell 2000® Value Index, which returned 9.07% over the same period.

Notable contributors to the Fund’s performance during the past six months included: The Warnaco Group Inc., which manufactures intimate apparel, menswear, and accessories; The Ryland

Group Inc., a home construction and mortgage-finance company; Radian Group Inc., which provides credit-related insurance coverage and financial services;

Genesee & Wyoming Inc., which operates short line and regional freight railroads, and provides railcar switching services; and Gulfport Energy Corp., which explores for oil and natural gas.

Notable detractors to the Fund’s performance during the past six months included: Stone Energy Corp., which acquires, explores, develops, and produces oil and natural gas properties; Noranda Aluminum Holding Corp., which manufactures aluminum products; Intersil Corp., which designs and manufactures analog semiconductors; International Rectifier Corp., which designs, manufactures and markets power management semiconductors; and Innophos Holdings Inc., which produces specialty phosphates.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Express Inc., which operates specialty retail apparel stores; First Commonwealth Financial Corp., which operates as a national commercial bank; H.B. Fuller Co., a specialty chemical maker; NorthWestern Corp., an integrated utility; and TriQuint Semiconductor Inc., a semiconductor manufacturer.

The team funded these positions in part by selling the Fund’s positions in: Casey’s General Stores Inc., a convenience store operator; Hancock Holding Co., which operates as a national commercial bank; International Rectifier Corp.; New Jersey Resources Corp., a utility that provides energy and natural gas services; and Trustmark Corp., which operates as a national commercial bank.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of December 31, 2012. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of December 31, 2012 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

[This Page Intentionally Left Blank]

v

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,091.30	$6.59	1.25%
Class A	$1,000.00	$1,090.20	$7.90	1.50%
Class B	$1,000.00	$1,086.10	$11.83	2.25%
Class C	$1,000.00	$1,085.90	$11.83	2.25%
Class K	$1,000.00	$1,089.90	$7.90	1.50%
Class R	$1,000.00	$1,088.70	$9.21	1.75%
Class R6	$1,000.00	$1,092.10	$6.22	1.18%
Hypothetical
Class Y	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$1,017.64	$7.63	1.50%
Class B	$1,000.00	$1,013.86	$11.42	2.25%
Class C	$1,000.00	$1,013.86	$11.42	2.25%
Class K	$1,000.00	$1,017.64	$7.63	1.50%
Class R	$1,000.00	$1,016.38	$8.89	1.75%
Class R6	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

[This Page Intentionally Left Blank]

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited)

Shares		Value(a)

COMMON STOCKS — 96.8%
Consumer Discretionary — 12.5%
Auto Components — 1.7%
99,085	Cooper Tire & Rubber Co	$2,512,796
128,443	Dana Holding Corp	2,004,995
145,971	Modine Manufacturing Co †	1,186,744

		5,704,535

Hotels, Restaurants & Leisure — 1.5%
72,257	CEC Entertainment Inc	2,398,210
159,857	Isle of Capri Casinos Inc †	895,199
208,177	Ruby Tuesday Inc †	1,636,271

		4,929,680

Household Durables — 2.9%
107,180	La-Z-Boy Inc	1,516,597
97,508	Meritage Homes Corp †	3,641,924
126,781	Ryland Group Inc/The	4,627,506

		9,786,027

Media — 1.5%
341,733	Belo Corp, Class A	2,621,092
245,230	Live Nation Entertainment Inc †	2,283,092

		4,904,184

Specialty Retail — 4.1%
94,047	Asbury Automotive Group Inc †	3,012,325
42,090	Children’s Place Retail Stores Inc/The †	1,864,166
129,000	Express Inc †	1,946,610
39,479	Genesco Inc †	2,171,345
83,318	Shoe Carnival Inc	1,707,186
119,251	Stage Stores Inc	2,955,040

		13,656,672

Textiles, Apparel & Luxury Goods — 0.8%
39,990	Warnaco Group Inc/The †	2,862,084

Total Consumer Discretionary		41,843,182

Consumer Staples — 2.5%
Food & Staples Retailing — 1.2%
61,386	Harris Teeter Supermarkets Inc	2,367,044
44,810	Susser Holdings Corp †	1,545,497

		3,912,541

See Notes to Financial Statements.

1

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 1.3%
45,749	Hain Celestial Group Inc/The †	$2,480,511
36,566	TreeHouse Foods Inc †	1,906,185

		4,386,696

Total Consumer Staples		8,299,237

Energy — 5.2%
Energy Equipment & Services — 2.0%
95,268	Forum Energy Technologies Inc †	2,357,883
131,641	Helix Energy Solutions Group Inc †	2,717,070
248,242	Pioneer Energy Services Corp †	1,802,237

		6,877,190

Oil, Gas & Consumable Fuels — 3.2%
111,196	Gulfport Energy Corp †	4,249,911
340,548	Kodiak Oil & Gas Corp †	3,013,850
103,053	PDC Energy Inc †	3,422,390

		10,686,151

Total Energy		17,563,341

Financials — 32.7%
Capital Markets — 1.5%
210,936	Investment Technology Group Inc †	1,898,424
89,977	Waddell & Reed Financial Inc, Class A	3,132,999

		5,031,423

Commercial Banks — 14.4%
182,500	Bancorp Inc/The †	2,002,025
256,077	BancorpSouth Inc	3,723,360
69,690	Banner Corp	2,141,574
120,275	Cardinal Financial Corp	1,956,874
227,752	Central Pacific Financial Corp †	3,550,654
339,890	First Commonwealth Financial Corp	2,318,050
128,942	First Financial Bancorp	1,885,132
454,753	First Horizon National Corp	4,506,602
235,029	Fulton Financial Corp	2,258,629
155,840	Glacier Bancorp Inc	2,292,406
94,478	MB Financial Inc	1,865,941
274,487	National Penn Bancshares Inc	2,558,219
138,600	Oriental Financial Group Inc	1,850,310

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Commercial Banks (Continued)
74,843	PacWest Bancorp	$1,854,610
140,580	Sterling Financial Corp/WA	2,935,310
354,988	Susquehanna Bancshares Inc	3,720,274
1,037,521	Synovus Financial Corp	2,541,926
258,361	Western Alliance Bancorp †	2,720,541
42,982	Wintrust Financial Corp	1,577,439

		48,259,876

Insurance — 5.0%
137,114	Amtrust Financial Services Inc	3,933,801
257,580	CNO Financial Group Inc	2,403,221
106,540	First American Financial Corp	2,566,549
32,975	Navigators Group Inc/The †	1,684,033
71,756	ProAssurance Corp	3,027,386
48,675	RLI Corp	3,147,325

		16,762,315

Real Estate Investment Trusts (REITs) — 11.0%
112,995	Associated Estates Realty Corp	1,821,480
86,670	Colonial Properties Trust	1,852,138
251,238	CubeSmart	3,660,538
380,730	DiamondRock Hospitality Co	3,426,570
285,999	Education Realty Trust Inc	3,043,029
280,974	Inland Real Estate Corp	2,354,562
176,280	Kite Realty Group Trust	985,405
305,954	Lexington Realty Trust	3,197,219
54,165	LTC Properties Inc	1,906,066
209,170	Medical Properties Trust Inc	2,501,673
514,365	NorthStar Realty Finance Corp	3,621,130
392,280	RAIT Financial Trust	2,216,382
81,619	Ryman Hospitality Properties Inc	3,139,067
285,310	Sunstone Hotel Investors Inc †	3,055,670
7,500	Washington Real Estate Investment Trust	196,125

		36,977,054

Thrifts & Mortgage Finance — 0.8%
474,795	Radian Group Inc	2,900,998

Total Financials		109,931,666

See Notes to Financial Statements.

3

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care — 5.9%
Health Care Equipment & Supplies — 0.6%
30,051	ICU Medical Inc †	$1,831,007

Health Care Providers & Services — 4.3%
69,960	Amsurg Corp †	2,099,500
280,782	Health Management Associates Inc, Class A †	2,616,888
162,645	HealthSouth Corp †	3,433,436
104,642	Kindred Healthcare Inc †	1,132,227
66,676	Magellan Health Services Inc †	3,267,124
41,602	WellCare Health Plans Inc †	2,025,601

		14,574,776

Pharmaceuticals — 1.0%
94,791	Impax Laboratories Inc †	1,942,268
60,720	ViroPharma Inc †	1,381,987

		3,324,255

Total Health Care		19,730,038

Industrials — 12.0%
Aerospace & Defense — 3.0%
138,953	AAR Corp	2,595,642
71,075	Esterline Technologies Corp †	4,521,081
105,767	Hexcel Corp †	2,851,478

		9,968,201

Air Freight & Logistics — 0.5%
38,520	Atlas Air Worldwide Holdings Inc †	1,706,821

Commercial Services & Supplies — 1.3%
49,001	Consolidated Graphics Inc †	1,711,115
81,052	Deluxe Corp	2,613,117

		4,324,232

Construction & Engineering — 2.5%
150,268	Dycom Industries Inc †	2,975,307
104,820	EMCOR Group Inc	3,627,820
117,660	Primoris Services Corp	1,769,606

		8,372,733

Industrial Conglomerates — 0.5%
30,701	Standex International Corp	1,574,654

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Machinery — 1.5%
112,759	Actuant Corp, Class A	$3,147,104
33,771	Robbins & Myers Inc	2,007,686

		5,154,790

Road & Rail — 2.7%
44,925	Genesee & Wyoming Inc, Class A †	3,417,894
111,096	Old Dominion Freight Line Inc †	3,808,371
91,705	Werner Enterprises Inc	1,987,247

		9,213,512

Total Industrials		40,314,943

Information Technology — 13.4%
Communications Equipment — 1.4%
198,737	Arris Group Inc †	2,969,131
101,352	Ciena Corp †	1,591,226

		4,560,357

Electronic Equipment, Instruments & Components — 4.3%
211,318	Benchmark Electronics Inc †	3,512,105
76,221	Plexus Corp †	1,966,502
91,729	SYNNEX Corp †	3,153,643
241,870	TTM Technologies Inc †	2,225,204
319,615	Vishay Intertechnology Inc †	3,397,507

		14,254,961

Semiconductors & Semiconductor Equipment — 4.7%
216,035	Entegris Inc †	1,983,201
257,689	Fairchild Semiconductor International Inc †	3,710,722
511,209	Integrated Device Technology Inc †	3,731,826
287,901	Intersil Corp, Class A	2,386,699
348,957	Photronics Inc †	2,079,784
403,325	TriQuint Semiconductor Inc †	1,952,093

		15,844,325

Software — 3.0%
203,210	Compuware Corp †	2,208,893
184,790	Mentor Graphics Corp †	3,145,126
103,450	Parametric Technology Corp †	2,328,659
119,845	Progress Software Corp †	2,515,547

		10,198,225

Total Information Technology		44,857,868

See Notes to Financial Statements.

5

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, December 31, 2012 (Unaudited) (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials — 6.9%
Chemicals — 3.0%
72,901	HB Fuller Co	$2,538,413
46,560	Minerals Technologies Inc	1,858,675
139,683	PolyOne Corp	2,852,327
50,313	Quaker Chemical Corp	2,709,858

		9,959,273

Metals & Mining — 3.3%
43,926	Carpenter Technology Corp	2,267,900
44,135	Kaiser Aluminum Corp	2,722,688
239,216	Noranda Aluminum Holding Corp	1,461,610
71,779	RTI International Metals Inc †	1,978,229
109,969	Worthington Industries Inc	2,858,094

		11,288,521

Paper & Forest Products — 0.6%
66,724	Buckeye Technologies Inc	1,915,646

Total Materials		23,163,440

Utilities — 5.7%
Electric Utilities — 4.3%
69,445	El Paso Electric Co	2,215,990
81,864	IDACORP Inc	3,548,804
201,112	PNM Resources Inc	4,124,807
87,195	Portland General Electric Co	2,385,655
60,449	UIL Holdings Corp	2,164,679

		14,439,935

Multi-Utilities — 1.4%
66,115	NorthWestern Corp	2,296,174
86,630	Vectren Corp	2,546,922

		4,843,096

Total Utilities		19,283,031

TOTAL COMMON STOCKS
(Cost $265,172,679)		324,986,746

See Notes to Financial Statements.

6

Shares		Value(a)

INVESTMENT COMPANY — 3.3%
(Cost $11,126,217)
11,126,217	State Street Institutional U.S. Government Money Market Fund	$11,126,217

TOTAL INVESTMENTS
(Cost $276,298,896)	100.1%	336,112,963
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(169,749)

NET ASSETS	100.0%	$335,943,214

†	Non-income producing security.

(a)	As of December 31, 2012, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

7

Munder Veracity Small-Cap Value Fund

Statement of Assets and Liabilities, December 31, 2012 (Unaudited)

ASSETS:
Investments, at value (see accompanying schedule)	$336,112,963
Dividends and interest receivable	316,556
Receivable from Advisor	27,161
Receivable for investment securities sold	883,492
Receivable for Fund shares sold	410,328
Prepaid expenses and other assets	52,628

Total Assets	337,803,128

LIABILITIES:
Due to custodian	30,693
Payable for investment securities purchased	261,102
Payable for Fund shares redeemed	904,697
Investment advisory fees payable	251,790
Trustees’ fees and expenses payable	150,552
Transfer agency/record keeping fees payable	131,544
Administration fees payable	37,145
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	36,190
Custody fees payable	7,927
Shareholder servicing fees payable — Class K Shares	398
Accrued expenses and other payables	47,876

Total Liabilities	1,859,914

NET ASSETS	$335,943,214

Investments, at cost	$276,298,896

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$1,666,347
Accumulated net realized loss on investments sold	(111,874,743)
Net unrealized appreciation of investments	59,814,067
Paid-in capital	386,337,543

$335,943,214

NET ASSETS:
Class Y Shares	$219,867,542

Class A Shares	$90,594,969

Class B Shares	$3,144,462

Class C Shares	$17,004,499

Class K Shares	$1,871,190

Class R Shares	$427,703

Class R6 Shares	$3,032,849

SHARES OUTSTANDING:
Class Y Shares	9,859,054

Class A Shares	4,120,697

Class B Shares	153,836

Class C Shares	835,226

Class K Shares	85,241

Class R Shares	19,683

Class R6 Shares	135,768

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.30

CLASS A SHARES:
Net asset value and redemption price per share	$21.99

Maximum sales charge	5.50%
Maximum offering price per share	$23.27

CLASS B SHARES:
Net asset value and offering price per share*	$20.44

CLASS C SHARES:
Net asset value and offering price per share*	$20.36

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$21.95

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$21.73

CLASS R6 SHARES:
Net asset value, offering price per share and redemption price per share	$22.34

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Veracity Small-Cap Value Fund

Statement of Operations, For the Period Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$2,230
Dividends(a)	4,045,543

Total Investment Income	4,047,773

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	117,966
Class B Shares	19,234
Class C Shares	87,251
Class R Shares	1,145
Shareholder servicing fees:
Class K Shares	2,377
Investment advisory fees	1,476,629
Transfer agency/record keeping fees(b)	338,191
Administration fees	218,293
Custody fees	53,094
Registration and filing fees	44,275
Trustees’ fees and expenses	32,655
Legal and audit fees	29,447
Other	43,012

Total Expenses	2,463,569
Expenses reimbursed by Advisor	(175,386)

Net Expenses	2,288,183

NET INVESTMENT INCOME	1,759,590

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	5,713,470
Net change in unrealized appreciation/(depreciation) of securities	21,325,858

Net realized and unrealized gain on investments	27,039,328

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,798,918

(a)	Net of foreign withholding taxes of $768.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $211,269, $100,795, $4,501, $18,684, $2,023, $511, and $408, respectively.

See Notes to Financial Statements.

10

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Net investment income	$1,759,590	$287,259
Net realized gain from security transactions	5,713,470	3,104,640
Net change in net unrealized appreciation/(depreciation) of securities	21,325,858	(15,737,972)

Net increase/(decrease) in net assets resulting from operations	28,798,918	(12,346,073)
Dividends to shareholders from net investment income:
Class Y Shares	(264,327)	—
Class R6 Shares	(584)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(546,674)	40,198,411
Class A Shares	(11,899,827)	(29,635,789)
Class B Shares	(1,694,592)	(3,609,260)
Class C Shares	(2,173,851)	(4,394,644)
Class K Shares	(199,675)	(1,098,047)
Class R Shares	(106,535)	(62,055)
Class R6 Shares	2,796,088	25,000
Short-term trading fees	—	3,901

Net increase/(decrease) in net assets	14,708,941	(10,918,556)
NET ASSETS:
Beginning of period	321,234,273	332,152,829

End of period	$335,943,214	$321,234,273

Undistributed net investment income	$1,666,347	$171,668

See Notes to Financial Statements.

11

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$29,143,274	$97,822,875
Issued as reinvestment of dividends	198,782	—
Redeemed	(29,888,730)	(57,624,464)

Net increase/(decrease)	$(546,674)	$40,198,411

Class A Shares:
Sold*	$11,941,974	$20,673,173
Redeemed	(23,841,801)	(50,308,962)

Net decrease	$(11,899,827)	$(29,635,789)

Class B Shares:
Sold	$—	$12,414
Redeemed*	(1,694,592)	(3,621,674)

Net decrease	$(1,694,592)	$(3,609,260)

Class C Shares:
Sold	$112,751	$291,548
Redeemed	(2,286,602)	(4,686,192)

Net decrease	$(2,173,851)	$(4,394,644)

Class K Shares:
Sold	$69,777	$222,270
Redeemed	(269,452)	(1,320,317)

Net decrease	$(199,675)	$(1,098,047)

Class R Shares:
Sold	$46,820	$165,016
Redeemed	(153,355)	(227,071)

Net decrease	$(106,535)	$(62,055)

Class R6 Shares:
Sold	$3,799,394	$25,000
Issued as reinvestment of dividends	584	—
Redeemed	(1,003,890)	—

Net increase	$2,796,088	$25,000

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Period Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	1,372,054	5,092,957
Issued as reinvestment of dividends	9,011	—
Redeemed	(1,405,967)	(2,957,470)

Net increase/(decrease)	(24,902)	2,135,487

Class A Shares:
Sold*	578,267	1,061,022
Redeemed	(1,133,356)	(2,776,726)

Net decrease	(555,089)	(1,715,704)

Class B Shares:
Sold	—	672
Redeemed*	(87,269)	(197,716)

Net decrease	(87,269)	(197,044)

Class C Shares:
Sold	5,893	16,396
Redeemed	(118,048)	(259,809)

Net decrease	(112,155)	(243,413)

Class K Shares:
Sold	3,364	11,540
Redeemed	(12,923)	(70,693)

Net decrease	(9,559)	(59,153)

Class R Shares:
Sold	2,312	8,231
Redeemed	(7,472)	(12,287)

Net decrease	(5,160)	(4,056)

Class R6 Shares:
Sold	182,321	1,319
Issued as reinvestment of dividends	26	—
Redeemed	(47,898)	—

Net increase	134,449	1,319

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period Ended 12/31/12(c) (Unaudited)		Year Ended 6/30/12(c)	Period Ended 6/30/11(c),(h)
Net asset value, beginning of period	$20.46		$21.08	$21.01

Income/(loss) from investment operations:
Net investment income/(loss)	0.13		0.06	(0.02)
Net realized and unrealized gain/(loss) on investments	1.74		(0.68)	0.09

Total from investment operations	1.87		(0.62)	0.07

Less distributions:
Dividends from net investment income	(0.03)		—	—
Distributions from net realized gains	—		—	—
Distributions from capital	—		—	—

Total distributions	(0.03)		—	—

Short-term trading fees	—		0.00 (d)	0.00	(d)

Net asset value, end of period	$22.30		$20.46	$21.08

Total return(e)	9.13%		(2.94)%	0.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$219,868		$202,198	$163,354
Ratio of operating expenses to average net assets	1.25	%(g)	1.25%	1.25	%(g)
Ratio of net investment income/(loss) to average net assets	1.25	%(g)	0.28%	(0.30	)%(g)
Portfolio turnover rate	26%		51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	1.35	%(g)	1.39%	1.32	%(g)

(a)	Class Y Shares commenced operations on the July 7, 2005.

(b)	The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Absent the recoupment of previous fee reductions and expense reimbursements by Integrity Asset Management, LLC, the ratio of net investment income to average net assets would have been 0.32% for Class Y Shares for the year ended February 29, 2008.

(g)	Annualized.

(h)	Data shown is for the period March 1, 2011 to June 30, 2011.

See Notes to Financial Statements.

14

Y Shares
Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)	Year Ended 2/29/08(b)
$15.90		$8.99	$15.36	$19.67

(0.04)		0.04	0.13	0.05
5.15		6.91	(6.36)	(2.95)

5.11		6.95	(6.23)	(2.90)

(0.00	)(d)	(0.04)	(0.13)	(0.05)
—		—	—	(1.33)
—		—	(0.01)	(0.03)

(0.00	)(d)	(0.04)	(0.14)	(1.41)

0.00	(d)	0.00 (d)	—	0.00	(d)

$21.01		$15.90	$8.99	$15.36

32.13%		77.33%	(40.79)%	(15.57)%

$138,835		$62,927	$27,578	$50,456
1.25%		1.25%	1.24%	1.25%
(0.25)%		0.31%	0.95%	0.31	%(f)
52%		69%	86%	92%
1.25%		1.29%	1.30%	1.24%

See Notes to Financial Statements.

15

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	A Shares
	Period Ended 12/31/12(c) (Unaudited)		Year Ended 6/30/12(c)		Period Ended 6/30/11(c),(h)
Net asset value, beginning of period	$20.17		$20.84		$20.78

Income/(loss) from investment operations:
Net investment income/(loss)	0.09		0.00	(d)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.73		(0.67)		0.10

Total from investment operations	1.82		(0.67)		0.06

Less distributions:
Dividends from net investment income	—		—		—
Distributions from net realized gains	—		—		—
Distributions from capital	—		—		—

Total distributions	—		—		—

Short-term trading fees	—		0.00	(d)	0.00	(d)

Net asset value, end of period	$21.99		$20.17		$20.84

Total return(e)	9.02%		(3.21)%		0.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$90,595		$94,305		$133,177
Ratio of operating expenses to average net assets	1.50	%(g)	1.50%		1.50	%(g)
Ratio of net investment income/(loss) to average net assets	0.88	%(g)	0.00	%(i)	(0.52	)%(g)
Portfolio turnover rate	26%		51%		14%
Ratio of operating expenses to average net assets without expense reimbursements	1.62	%(g)	1.63%		1.54	%(g)

(a)	Class A Shares commenced operations on March 30, 2004.

(b)	The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Absent the recoupment of previous fee reductions and expense reimbursements by Integrity Asset Management, LLC, the ratio of net investment income to average net assets would have been 0.07% for Class A Shares, for the year ended February 29, 2008.

(g)	Annualized.

(h)	Data shown is for the period March 1, 2011 to June 30, 2011.

(i)	Amount is less than 0.005%.

See Notes to Financial Statements.

16

A Shares
Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)		Year Ended 2/29/08(b)
$15.77		$8.92	$15.22		$19.49

(0.10)		0.01	0.09		0.02
5.11		6.85	(6.30)		(2.94)

5.01		6.86	(6.21)		(2.92)

(0.00	)(d)	(0.01)	(0.09)		(0.02)
—		—	—		(1.32)
—		—	(0.00	)(d)	(0.01)

(0.00	)(d)	(0.01)	(0.09)		(1.35)

0.00	(d)	0.00 (d)	0.00	(d)	0.00	(d)

$20.78		$15.77	$8.92		$15.22

31.82%		76.80%	(40.91)%		(15.81)%

$82,560		$87,928	$48,510		$91,731
1.50%		1.50%	1.50%		1.50%
(0.50)%		0.06%	0.70%		0.06	%(f)
52%		69%	86%		92%
1.50%		1.54%	1.56%		1.49%

See Notes to Financial Statements.

17

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Period Ended 6/30/11(b),(c)
Net asset value, beginning of period	$18.82		$19.59	$19.76

Income/(loss) from investment operations:
Net investment income/(loss)	0.01		(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.61		(0.64)	(0.13)

Total from investment operations	1.62		(0.77)	(0.17)

Less distributions:
Dividends from net investment income	—		—	—

Total distributions	—		—	—

Short-term trading fees	—		0.00 (d)	—

Net asset value, end of period	$20.44		$18.82	$19.59

Total return(e)	8.61%		(3.93)%	(0.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$3,144		$4,538	$8,584
Ratio of operating expenses to average net assets	2.25	%(f)	2.25%	2.25	%(f)
Ratio of net investment income/(loss) to average net assets	0.05	%(f)	(0.74)%	(1.53	)%(f)
Portfolio turnover rate	26%		51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	2.39	%(f)	2.38%	2.32	%(f)

(a)	Class B Shares and Class C Shares of the Fund Commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Annualized.

See Notes to Financial Statements.

18

C Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Period Ended 6/30/11(b),(c)
$18.75		$19.51	$19.68

0.02		(0.13)	(0.04)
1.59		(0.63)	(0.13)

1.61		(0.76)	(0.17)

—		—	—

—		—	—

—		0.00 (d)	—

$20.36		$18.75	$19.51

8.59%		(3.90)%	(0.86)%

$17,004		$17,761	$23,237
2.25	%(f)	2.25%	2.25	%(f)
0.18	%(f)	(0.73)%	(1.52	)%(f)
26%		51%	14%

2.37	%(f)	2.39%	2.32	%(f)

See Notes to Financial Statements.

19

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)		Period Ended 6/30/11(b),(c)
Net asset value, beginning of period	$20.14		$20.80		$20.96

Income/(loss) from investment operations:
Net investment income/(loss)	0.10		0.00	(d)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.71		(0.66)		(0.14)

Total from investment operations	1.81		(0.66)		(0.16)

Less distributions:
Dividends from net investment income	—		—		—

Total distributions	—		—		—

Short-term trading fees	—		0.00	(d)	—

Net asset value, end of period	$21.95		$20.14		$20.80

Total return(e)	8.99%		(3.22)%		(0.72)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,871		$1,909		$3,203
Ratio of operating expenses to average net assets	1.50	%(f)	1.50%		1.50	%(f)
Ratio of net investment income/(loss) to average net assets	0.94	%(f)	0.00	%(g)	(0.80	)%(f)
Portfolio turnover rate	26%		51%		14%
Ratio of operating expenses to average net assets without expense reimbursements	1.61	%(f)	1.63%		1.57	%(f)

(a)	Class K Shares and Class R Shares of the Fund Commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Annualized.

(g)	Amount is less than 0.005%.

See Notes to Financial Statements.

20

R Shares
Period Ended 12/31/12(b) (Unaudited)		Year Ended 6/30/12(b)	Period Ended 6/30/11(b),(c)
$19.96		$20.67	$20.83

0.06		(0.05)	(0.03)
1.71		(0.66)	(0.13)

1.77		(0.71)	(0.16)

—		—	—

—		—	—

—		0.00 (d)	—

$21.73		$19.96	$20.67

8.87%		(3.43)%	(0.77)%

$428		$496	$597
1.75	%(f)	1.75%	1.75	%(f)
0.59	%(f)	(0.27)%	(1.02	)%(f)
26%		51%	14%

1.87	%(f)	1.89%	1.82	%(f)

See Notes to Financial Statements.

21

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Period Ended 12/31/12(b) (Unaudited)		Period Ended 6/30/12(b)
Net asset value, beginning of period	$20.46		$18.96

Income /(loss) from investment operations:
Net investment income	0.14		0.01
Net realized and unrealized gain on investments	1.74		1.49

Total from investment operations	1.88		1.50

Less distributions:
Dividends from net investment income	(0.00	)(e)	—

Total distributions	(0.00	)(e)	—

Net asset value, end of period	$22.34		$20.46

Total return(c)	9.21%		7.91%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,033		$27
Ratio of operating expenses to average net assets	1.18	%(d)	1.10	%(d)
Ratio of net investment income to average net assets	1.34	%(d)	0.42	%(d)
Portfolio turnover rate	26%		51%
Ratio of operating expenses to average net assets without expense reimbursements	1.18	%(d)	1.10	%(d)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

See Notes to Financial Statements.

22

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited)

1.	Organization

As of December 31, 2012 , the Munder Funds consisted of 11 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Veracity Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On May 13, 2011, the Munder Small-Cap Value Fund (“Munder Fund”) acquired all of the assets and assumed all of the liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds, in a tax-free exchange of shares and the subsequent liquidation of the Veracity Fund (“Reorganization”). The merged fund was renamed the Munder Veracity Small-Cap Value Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of Veracity Funds on December 28, 2010. The Reorganization was proposed in connection with the acquisition of all the assets and operations of Integrity Asset Management (“Integrity”), the investment adviser to the Veracity Fund, by Munder Capital Management, the investment adviser to the Munder Fund. The primary reasons for the reorganization were to seek to enable shareholders of the Veracity Fund to benefit from, among other things: (1) the continued management of the portfolio by the portfolio managers of the Veracity Fund; (2) the overall investment expertise and significant

23

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

resources of Munder Capital Management; (3) the significantly larger asset base of the combined Fund which, subject to the capacity constraints of Integrity’s small cap strategy, was expected to offer a greater potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Veracity Fund; and (4) the ability to exchange their shares of the Munder Fund for shares of other Munder Funds that offered a wide variety of investment goals and strategies.

The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history in this Report for the periods prior to May 14, 2011 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I shares, which were similar to and exchanged for the Fund’s Class A and Class Y Shares, respectively. The financial information for Class A Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class R shares. The financial information for Class Y Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class I shares. Because there were no corresponding classes of the Veracity Fund, Class B, C, K and R Shares of the Fund commenced operations on May 14, 2011.

Number of shares outstanding of the Veracity Fund prior to merger:
Class R of Veracity Fund	2,717,831
Class I of the Veracity Fund	4,679,043

Merger Exchange Ratio, Merger Conversion Ratio and number of Shares of the Munder Fund issued for shares of the Veracity Fund:

	Merger Exchange Ratio	Merger Conversion Ratio	Shares
Class A	1.3743	0.7276	3,735,005
Class Y	1.3653	0.7324	6,388,293
Unrealized appreciation of the Veracity Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$47,000,547
Unrealized appreciation of the Munder Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$9,335,508

24

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

There were no undistributed income or gain amounts unpaid prior to the merger of the Veracity Fund.

	Prior to Merger	After Merger
Net assets of the Veracity Fund
Class R of Veracity Fund	$78,397,964	$—
Class I of the Veracity Fund	135,623,846	—
Net assets of the Munder Fund
Class A	$62,243,895	$140,641,859
Class B	9,198,778	9,198,778
Class C	24,178,424	24,178,424
Class K	4,997,784	4,997,784
Class R	867,055	867,055
Class Y	25,996,836	161,620,681

For financial reporting purposes, the net assets received and shares issued by the Munder Fund were recorded at fair market value. However, investments of the Veracity Fund were carried forward to the Fund at cost for purposes of aligning ongoing financial reporting of the Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a

25

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012 :

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$336,112,963
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$336,112,963

26

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the period ended December 31, 2012.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended December 31, 2012.

27

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets and 0.85% of the average daily net assets exceeding $300 million. During the period ended December 31, 2012 , the Fund paid an annual effective rate of 0.90% for advisory services.

Integrity, a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25% and 1.25% for Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares, respectively. For the period ended December 31, 2012 , the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $175,386, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At December 31, 2012, the total amount eligible for repayment to the Advisor was $660,417, of which $81,891 expires in 2014, $403,140 expires in 2015 and $175,386 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net

28

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended December 31, 2012 , the Advisor earned $218,293 before payment of sub-administration fees and $147,385 after payment of sub-administration fees for its administrative services to the Fund. During the period, the Fund paid an annual effective rate of 0.1324% for administrative services.

During the period ended December 31, 2012, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended December 31, 2012, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

29

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $83,454,871 and $90,665,312, respectively, for the period ended December 31, 2012.

At December 31, 2012 , aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $67,410,830, aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $7,596,763 and net appreciation for financial reporting purposes was $59,814,067. At December 31, 2012 , aggregate cost for financial reporting purposes was $276,298,896.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties.

30

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the period ended December 31, 2012 , the Fund did not utilize the revolving line of credit. For the period ended December 31, 2012 , total commitment fees for the Fund were $1,641.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2012, permanent differences resulting primarily from return of capital distributions received by the Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(15,263)	$15,055	$208

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$263,607	$(114,323,924)	$35,223,924	$(78,836,394)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

31

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective for the Fund at the beginning of its current fiscal year. Under the Modernization Act, capital losses realized in the current fiscal year and in subsequent years may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized in previous fiscal years will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2012, the Fund had available for federal income tax purposes $114,323,924 of unused short-term capital losses, which expire in 2018.

In addition, $12,376,265 of the losses expiring in 2018 may be further limited as these amounts were acquired in the reorganization with Veracity Small Cap Value Fund that occurred on May 13, 2011. During the year ended June 30, 2012, the Fund utilized $5,329,569 of these inherited losses against realized built in gains from the Veracity Fund. The remaining inherited losses are subject to limitation.

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2012, the Fund elected to defer Post-October losses of $0 and net late-year ordinary losses of $0.

9.	Quarterly Portfolio Schedule

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

32

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, December 31, 2012 (Unaudited) (continued)

10.	Proxy Voting Policies and Procedures

A description of the Advisor’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. Integrity votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

11.	Proxy Voting Record

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

33

[This Page Intentionally Left Blank]

34

[This Page Intentionally Left Blank]

35

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canel Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

SANNSCV1212

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, James V. FitzGerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. FitzGerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date:	February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. FitzGerald
James V. FitzGerald President and Principal Executive Officer

Date:	February 27, 2013

By:	/s/ Peter K. Hoglund
Peter K. Hoglund Vice President and Principal Financial Officer

Date:	February 27, 2013